      As filed with the Securities and Exchange Commission
                       on February 3, 1997

                                  File No. 33-12988
                                  811-05088

               Securities and Exchange Commission
                     Washington, D.C.  20549


                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

                 Post-Effective Amendment No. 25

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                      Amendment No. 27

                     THE ALLIANCE PORTFOLIOS
       (Exact Name of Registrant as Specified in Charter)
       1345 Avenue of the Americas, New York, N.Y.  10105
                         (800) 221-5672
      (Registrant's Telephone Number, including Area Code)

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
       1345 Avenue of the Americas, New York, N.Y.  10105
             (Name and address of Agent for Service)


                Calculation of Registration Fee:

It is proposed that this filing will become effective (check appropriate box):

       immediately upon filing pursuant to paragraph (b)
     X on February 1, 1997 pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i)
       75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

    The Registrant has previously registered an indefinite number or amount of its shares of beneficial interest pursuant to Rule

24f-2. The Registrant filed a Rule 24f-2 Notice with respect to Alliance Short-Term U.S. Government Funds fiscal year ended August 31, 1996 on October 29, 1996, Alliance Strategic Balanced Funds fiscal year ended July 31, 1996 on September 27, 1996, Alliance Conservative Investors Fund's fiscal year ended April 30, 1996 on June 28, 1996, Alliance Growth Investors Funds fiscal year ended April 30, 1996 on June 28, 1996 and Alliance Growth Funds fiscal year ended October 31, 1996 on December 27,
1996.

                     Cross Reference Sheet
                  (as required by Rule 481(a))


ITEM NUMBER OF FORM N-1A               PROSPECTUS LOCATION
PART A                                 OR
                                       (CAPTION)

1.  Cover Page                         Front Cover Page

2.  Synopsis                           Expense Information

3.  Condensed Financial Information    Financial Highlights

4.  General Description of Registrant  General Information;
                                       Description of the Funds

5.  Management of the Trust            Management of the Funds

5A. Management's Discussion of Fund's
    Performance                        Not Applicable

6.  Capital Stock and Other
    Securities                         General Information;
                                       Dividends, Distributions
                                       and Taxes

7.  Purchase of Securities Being
    Offered                            Purchase and Sale of
                                       Shares; Management of the
                                       Funds

8.  Redemption or Repurchase           Purchase and Sale of
                                       Shares

9.  Pending Legal Proceedings          Not Applicable

                                       STATEMENT OF ADDITIONAL
ITEM NUMBER IN PART B                  INFORMATION
                                       (CAPTION)

10. Cover Page                         Cover Page

11. Table of Contents                  Table of Contents

12. General Information and History    Not Applicable

13. Investment Objectives and
    Policies                           Investment Objectives and
                                       Policies; Investment
                                       Techniques; Investment

14. Management of the Fund             Management of the Trust

15. Control Persons and Principal
    Holders of Securities              General Information

16. Investment Advisory                Management of the
    and Other Services                 Trust; Expenses of the
                                       Funds

17. Brokerage Allocation               Portfolio
    and Other Practices                Transactions; Expenses of
                                       the Funds

18. Capital Stock and Other
    Securities                         General Information

19. Purchase, Redemption and Pricing   Purchase and
    of Securities Being Offered        Redemption of Shares; Net
                                       Asset Value

20. Tax Status                         Dividends, Distribution
                                       and Taxes

21. Underwriters                       Expenses of the Funds;
                                       Purchase and Redemption of
                                       Shares

22. Calculation of Performance Data    General Information

23. Financial Statements               Financial Statements

This Post-Effective Amendment No. 25 relates solely to Alliance
Growth Fund and Alliance Strategic Balanced Fund. No information relating to any other series of the Registrant is amended or superceded hereby.

                                 THE ALLIANCE
                ----------------------------------------------
                                  STOCK FUNDS
                ----------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618


                          PROSPECTUS AND APPLICATION


                               February 3, 1997

                 Domestic Stock Funds       Global Stock Funds

                 --The Alliance Fund             --Alliance International Fund
                 --Alliance Growth Fund          --Alliance Worldwide
                 --Alliance Premier Growth Fund     Privatization Fund
                 --Alliance Technology Fund      --Alliance New Europe Fund
                 --Alliance Quasar Fund          --Alliance All-Asia Investment
                                                    Fund
                                                 --Alliance Global Small Cap
                                                    Fund

                              Total Return Funds

                              --Alliance Strategic Balanced Fund
                              --Alliance Balanced Shares
                              --Alliance Income Builder Fund
                              --Alliance Utility Income Fund
                              --Alliance Growth and Income Fund

                TABLE OF CONTENTS

                The Funds at a Glance........................   2
                Expense Information..........................   4
                Financial Highlights.........................   7
                Glossary.....................................  17
                Description of the Funds.....................  18
                  Investment Objectives and Policies.........  18
                  Additional Investment Practices............  26
                  Certain Fundamental Investment Policies....  33
                  Risk Considerations........................  35
                Purchase and Sale of Shares..................  39
                Management of the Funds......................  42
                Dividends, Distribution and Taxes............  44
                General Information..........................  46


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.


Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                [LOGO] ALLIANCE

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $173 billion in assets under management as of September 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

DOMESTIC STOCK FUNDS

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

GLOBAL STOCK FUNDS

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

TOTAL RETURN FUNDS

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .
The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

                            AUTOMATIC REINVESTMENT
                         AUTOMATIC INVESTMENT PROGRAM
                               RETIREMENT PLANS
                          SHAREHOLDER COMMUNICATIONS
                           DIVIDEND DIRECTION PLANS
                                 AUTO EXCHANGE
                            SYSTEMATIC WITHDRAWALS
                          A CHOICE OF PURCHASE PLANS
                            TELEPHONE TRANSACTIONS
                              24 HOUR INFORMATION


                                                   [LOGO] ALLIANCE (R)
                                                   Investing without the Mystery

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                   Class A Shares         Class B Shares         Class C Shares
                                                                   --------------         --------------         --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..................................................    4.25%(a)                 None                     None

Sales charge imposed on dividend reinvestments...................     None                    None                     None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower)..............................................     None(a)                 4.0%                    1.0%
                                                                                           during the             during the
                                                                                           first year,             first year,
                                                                                           decreasing 1.0%       0% thereafter
                                                                                           annually to 0%
                                                                                           after the
                                                                                           fourth year (b)

Exchange fee.....................................................     None                    None                     None
------------------------------------------------------------------------------------------------------------------------------------

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.

                 Operating Expenses                                                           Examples
------------------------------------------------------    ------------------------------------------------------------------------

Alliance Fund           Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees        .70%        .70%        .70%     After 1 year      $  53       $  59       $  19       $  29       $ 19
  12b-1 fees             .19%       1.00%       1.00%     After 3 years     $  74       $  79       $  59       $  58       $ 58
  Other expenses (a)     .15%        .17%        .16%     After 5 years     $  97       $ 101       $ 101       $ 101       $101
                         ----       -----       -----     After 10 years    $ 164       $ 197(b)    $ 197(b)    $ 218       $218
  Total fund
     operating expenses 1.04%     1.87%         1.86%
                        =====     =====         =====
Growth Fund             Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees        .75%        .75%        .75%     After 1 year      $  55       $  60       $  20       $  30       $ 20
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  82       $  82       $  62       $  63       $ 63
  Other expenses (a)     .25%        .24%        .25%     After 5 years     $ 111       $ 107       $ 107       $ 108       $108
                         ----       -----       -----     After 10 years    $ 193       $ 214(b)    $ 214(b)    $ 233       $233
  Total fund
     operating expenses 1.30%       1.99%       2.00%
                        =====       =====       =====
Premier Growth Fund     Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees       1.00%       1.00%       1.00%     After 1 year      $  59       $  64       $  74       $  34       $ 20
  12b-1 fees             .33%       1.00%       1.00%     After 3 years     $  92       $  92       $  72       $  72       $ 72
  Other expenses (a)     .32%        .32%        .32%     After 5 years     $ 128       $ 124       $ 124       $ 124       $124
                         ----       -----       -----     After 10 years    $ 230       $ 249(b)    $ 249(b)    $ 266       $266
  Total fund
     operating expenses 1.65%       2.32%       2.32%
                        =====       =====       =====
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes of page 6.

                  Operating Expenses                                                     Examples
------------------------------------------------------    ------------------------------------------------------------------------

Technology Fund         Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)   1.11%       1.11%       1.11%     After 1 year      $  59       $  65       $  25       $  35       $ 25
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  95       $  96       $  76       $  76       $ 76
  Other expenses (a)     .33%        .33%        .33%     After 5 years     $ 133       $ 130       $ 130       $ 130       $130
                         ----       -----       -----     After 10 years    $ 239       $ 260(b)    $260(b)     $ 260       $278
  Total fund
     operating expenses 1.74%       2.44%       2.44%
                        =====       =====       =====

Quasar Fund             Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)   1.15%       1.15%       1.15%     After 1 year      $  60       $  67       $  27       $  36       $ 26
  12b-1 fees             .21%       1.00%       1.00%     After 3 years     $  96       $ 101       $  81       $  81       $ 81
  Other expenses (a)     .43%        .47%        .46%     After 5 years     $ 135       $ 139       $ 139       $ 139       $139
                         ----       -----       -----     After 10 years    $ 244       $ 275(b)    $ 275(b)    $ 294       $294
  Total fund
     operating expenses 1.79%       2.62%       2.61%
                        =====       =====       =====

International Fund      Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)    .92%        .92%        .92%     After 1 year      $  59       $  66       $  26       $  36       $ 26
  12b-1 fees             .17%       1.00%       1.00%     After 3 years     $  94       $  99       $  79       $  79       $ 79
  Other expenses (a)     .63%        .63%        .61%     After 5 years     $ 132       $ 136       $ 136       $ 135       $135
                         ----       -----       -----     After 10 years    $ 237       $ 268(b)    $ 268(b)    $ 287       $287
  Total fund
     operating expenses 1.72%       2.55%       2.53%
                        =====       =====       =====

Worldwide
Privatization Fund      Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)   1.00%       1.00%       1.00%     After 1 year      $  61       $  69       $  29       $  36       $ 26
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  99       $ 108       $  88       $  80       $ 80
  Other expenses (a)     .57%        .83%        .57%     After 5 years     $ 139       $ 149       $ 149       $ 137       $137
                         ----       -----       -----     After 10 years    $ 252       $ 293(b)    $ 293(b)    $ 290       $290
  Total fund
     operating expenses 1.87%       2.83%       2.57%
                        =====       =====       =====

New Europe Fund         Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)   1.07%       1.07%       1.07%     After 1 year      $  63       $  69       $  29       $  39       $ 29
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $ 107       $  89       $  89       $  89       $ 89
  Other expenses (a)     .77%        .79%        .80%     After 5 years     $ 153       $ 151       $ 151       $ 151       $151
                         ----       -----       -----     After 10 years    $ 279       $ 301(b)    $ 301(b)    $ 319       $319
  Total fund
     operating expenses 2.14%       2.86%       2.87%
                        =====       =====       =====

All-Asia Investment     Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
Fund                    -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees                                          After 1 year      $  75       $  81       $  41       $  51       $ 41
   ( after waiver) (c)     .75%       1.00%       1.00%    After 3 years     $ 142       $ 144       $ 124       $ 124       $124
  12b-1 fees               .30%       1.00%       1.00%    After 5 years     $ 211       $ 208       $ 208       $ 208       $208
  Other expenses                                           After 10 years    $ 393       $ 412(b)    $ 412(b)    $ 426       $426
    Administration fees(f) .15         .15         .15
    Other operationing
     expenses (a)         2.17        2.17        2.17
                          ----        ----        ----
  Total other expenses    2.32%       2.32%       2.32%
  Total fund              -----       -----       -----
    operating expenses(d) 3.37%       4.07%       4.07%
                          =====       =====       =====

Global Small Cap Fund   Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees       1.00%       1.00%       1.00%     After 1 year      $  66       $  72       $  32       $  42       $ 32
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $ 117       $ 119       $  99       $  98       $ 98
  Other expenses (a)    1.21%       1.21%       1.19%     After 5 years     $ 170       $ 168       $ 168       $ 167       $167
                         ----       -----       -----     After 10 years    $ 315       $335(b)     $335(b)     $ 349       $349
  Total fund
     operating expenses 2.51%       3.21%       3.19%
                        =====       =====       =====

Strategic Balanced Fund Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees
    (after waiver)(c)    .38%        .38%        .38%     After 1 year      $  56       $  61       $  21       $  31       $ 21
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  85       $  86       $  66       $  66       $ 66
  Other expenses (a)     .72%        .72%        .72%     After 5 years     $ 116       $ 113       $ 113       $ 113       $113
                         ----       -----       -----     After 10 years    $ 203       $ 225(b)    $ 225(b)    $ 243       $243
  Total fund
     operating
     expenses (d)       1.40%       2.10%       2.10%
                        =====       =====       =====
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                  Operating Expenses                                                     Exapmple
------------------------------------------------------    ------------------------------------------------------------------------

Balanced Shares         Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)    .63%        .63%        .63%     After 1 year      $  56       $  62       $  22       $  32       $ 22
  12b-1 fees             .24%       1.00%       1.00%     After 3 years     $  84       $  88       $  68       $  67       $ 67
  Other expenses (a)     .51%        .53%        .52%     After 5 years     $ 115       $ 116       $ 116       $ 115       $115
                         ----       -----       -----     After 10 years    $ 201       $ 229(b)    $229(b)     $ 248       $248
  Total fund
     operating expenses 1.38%       2.16%       2.15%
                        =====       =====       =====

Income Builder Fund     Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)    .75%        .75%        .75%     After 1 year      $  64       $  70       $  30       $  40       $ 30
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $ 108       $ 110       $  90       $  91       $ 91
  Other expenses (a)    1.15%       1.17%       1.18%     After 5 years     $ 155       $ 154       $ 154       $ 154       $154
                         ----       -----       -----     After 10 years    $ 285       $ 307(b)    $ 307(b)     $ 325       $325
  Total fund
     operating expenses 2.20%       2.92%       2.93%
                        =====       =====       =====

Utility Income Fund     Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees       0.00%       0.00%       0.00%     After 1 year      $  57       $  62       $  22       $  32       $ 22
   (after waiver) (c)
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  88       $  89       $  69       $  69       $ 69
  Other expenses (a)    1.20%       1.20%       1.20%     After 5 years     $ 121       $ 118       $ 118       $ 118       $118
                         ----       -----       -----     After 10 years    $ 214       $ 236(b)    $ 236(b)    $ 253       $253
  Total fund
     operating
      expenses(e)       1.50%       2.20%       2.20%
                        =====       =====       =====

Growth and Income fund  Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees        .51%        .51%        .51%     After 1 year      $  52       $  58       $  18       $  28       $ 18
  12b-1 fees             .21%       1.00%       1.00%     After 3 years     $  72       $  76       $  56       $  55       $ 55
  Other expenses (a)     .25%        .27%        .25%     After 5 years     $  94       $  96       $  96       $  95       $ 95
                         ----       -----       -----     After 10 years    $ 156       $ 188(b)    $ 188(b)     $ 207       $207
  Total fund
     operating expenses  .97%       1.78%       1.76%
                        =====       =====       =====
------------------------------------------------------------------------------------------------------------------------------------

+  Assumes redemption at end of period.
++  Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund.

(d) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76%, 2.47% and 2.48%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, total fund operating expenses for All-Asia Investment Fund would have been 3.62%, 4.32% and 4.32%, respectively, for Class A, Class B and Class C shares annualized.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.38%, 4.08%, 4.07%, respectively, for Class A, Class B and Class C shares.
(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for ALLIANCE FUND, GROWTH FUND, PREMIER GROWTH FUND, STRATEGIC BALANCED FUND, BALANCED SHARES, UTILITY INCOME FUND, WORLDWIDE PRIVATIZATION FUND and GROWTH AND INCOME FUND has been audited by Price Waterhouse LLP, the independent auditors for each Fund, and for ALL-ASIA INVESTMENT FUND, TECHNOLOGY FUND, QUASAR FUND, INTERNATIONAL FUND, NEW EUROPE FUND, GLOBAL SMALL CAP FUND and INCOME BUILDER FUND by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.



                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year of Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains
---------------------         ------------    --------------    --------------   ---------------    --------------    --------------
Alliance Fund
  Class A
  Year ended 11/30/96         $  7.72            $  .02             $ 1.06          $ 1.08               $ (.02)          $ (1.07)
  Year ended 11/30/95            6.63               .02               2.08            2.10                 (.01)            (1.00)
  1/1/94 to 11/30/94**           6.85               .01               (.23)           (.22)                0.00              0.00
  Year ended 12/31/93            6.68               .02                .93             .95                 (.02)             (.76)
  Year ended 12/31/92            6.29               .05                .87             .92                 (.05)             (.48)
  Year ended 12/31/91            5.22               .07               1.70            1.77                 (.07)             (.63)
  Year ended 12/31/90            6.87               .09               (.32)           (.23)                (.18)            (1.24)
  Year ended 12/31/89            5.60               .12               1.19            1.31                 (.04)             0.00
  Year ended 12/31/88            5.15               .08                .80             .88                 (.08)             (.35)
  Year ended 12/31/87            6.87               .08                .27             .35                 (.13)            (1.94)
  Year ended 12/31/86           11.15               .11                .87             .98                 (.10)            (5.16)
  Year ended 12/31/85            9.18               .20               2.51            2.71                 (.23)             (.51)
  Class B
  Year ended 11/30/96         $  7.49            $ (.01)            $  .99          $  .98               $ 0.00           $ (1.07)
  Year ended 11/30/95            6.50              (.03)              2.02            1.99                 0.00             (1.00)
  1/1/94 to 11/30/94**           6.76              (.03)              (.23)           (.26)                0.00              0.00
  Year ended 12/31/93            6.64              (.03)               .91             .88                 0.00              (.76)
  Year ended 12/31/92            6.27              (.01)(b)            .87             .86                 (.01)             (.48)
  3/4/91++to 12/31/91            6.14               .01 (b)            .79             .80                 (.04)             (.63)
  Class C
  Year ended 11/30/96         $  7.50            $ (.02)            $ 1.00          $  .98               $ 0.00           $ (1.07)
  Year ended 11/30/95            6.50              (.02)              2.02            2.00                 0.00             (1.00)
  1/1/94 to 11/30/94**           6.77              (.03)              (.24)           (.27)                0.00              0.00
  5/3/93++ to 12/31/93           6.67              (.02)               .88             .86                 0.00              (.76)

Growth Fund (i)
  Class A
  Year ended 10/31/96         $ 29.48               .05             $ 6.20          $ 6.25               $ (.19)          $  (.63)
  Year ended 10/31/95           25.08               .12               4.80            4.92                 (.11)             (.41)
  5/1/94 to 10/31/94**          23.89               .09               1.10            1.19                 0.00              0.00
  Year ended 4/30/94            22.67              (.01)(c)           3.55            3.54                 0.00             (2.32)
  Year ended 4/30/93            20.31               .05 (c)           3.68            3.73                 (.14)            (1.23)
  Year ended 4/30/92            17.94               .29 (c)           3.95            4.24                 (.26)            (1.61)
  9/4/90++to 4/30/91            13.61               .17 (c)           4.22            4.39                 (.06)             0.00
  Class B
  Year ended 10/31/96         $ 24.78            $ (.12)            $ 5.18          $ 5.06               $ 0.00              (.63)
  Year ended 10/31/95           21.21              (.02)              4.01            3.99                 (.01)             (.41)
  5/1/94 to 10/31/94**          20.27               .01                .93             .94                 0.00              0.00
  Year ended 4/30/94            19.68              (.07)(c)           2.98            2.91                 0.00             (2.32)
  Year ended 4/30/93            18.16              (.06)(c)           3.23            3.17                 (.03)            (1.62)
  Year ended 4/30/92            16.88               .17 (c)           3.67            3.84                 (.21)            (2.35)
  Year ended 4/30/91            14.38               .08 (c)           3.22            3.30                 (.09)             (.71)
  Year ended 4/30/90            14.13               .01 (b)(c)        1.26            1.27                 0.00             (1.02)
  Year ended 4/30/89            12.76              (.01)(c)           2.44            2.43                 0.00             (1.06)
  10/23/87+ to 4/30/88          10.00              (.02)(c)           2.78            2.76                 0.00              0.00
  Class C
  Year ended 10/31/96         $ 24.79            $ (.12)            $ 5.18          $ 5.06               $ 0.00           $  (.63)
  Year ended 10/31/95           21.22              (.03)              4.02            3.99                 (.01)             (.41)
  5/1/94 to 10/31/94**          20.28               .01                .93             .94                 0.00              0.00
  8/2/93++ to 4/30/94           21.47              (.02)(c)           1.15            1.13                 0.00             (2.32)

Premier Growth Fund
  Class A
  Year ended 11/30/96         $ 16.09            $ (.04)(b)         $ 3.20          $ 3.16               $ 0.00           $ (1.27)
  Year ended 11/30/95           11.41              (.03)              5.38            5.35                 0.00              (.67)
  Year ended 11/30/94           11.78              (.09)              (.28)           (.37)                0.00              0.00
  Year ended 11/30/93           10.79              (.05)              1.05            1.00                 (.01)             0.00
  9/28/92+ to 11/30/92          10.00               .01                .78             .79                 0.00              0.00
  Class B
  Year ended 11/30/96         $ 15.81            $ (.14)(b)         $ 3.12          $ 2.98               $ 0.00           $ (1.27)
  Year ended 11/30/95           11.29              (.11)              5.30            5.19                 0.00              (.67)
  Year ended 11/30/94           11.72              (.15)              (.28)           (.43)                0.00              0.00
  Year ended 11/30/93           10.79              (.10)              1.03             .93                 0.00              0.00
  9/28/92+ to 11/30/92          10.00              0.00                .79             .79                 0.00              0.00
  Class C
  Year ended 11/30/96         $ 15.82            $ (.14)(b)         $ 3.13          $ 2.99               $ 0.00          $  (1.27)
  Year ended 11/30/95           11.30              (.08)              5.27            5.19                 0.00              (.67)
  Year ended 11/30/94           11.72              (.09)              (.33)           (.42)                0.00              0.00
  5/3/93++ to 11/30/93          10.48              (.05)              1.29            1.24                 0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------

 Please refer to the footnotes on page 16.

                                                      Total      Net Assets              Ratio of Net
                            Total       Net Asset   Investment   At End Of    Ratio Of    Investment
                          Dividends       Value    Return Based    Period     Expenses   Income (Loss)                 Average
                             And         End Of    on Net Asset    (000's    To Average   To Average     Portfolio    Commission
Fiscal Year or Period   Distributions    Period      Value (a)    omitted)   Net Assets   Net Assets   Turnover Rate   Rate(k)
---------------------   --------------  ---------  ------------  ----------  ----------  ------------  -------------  ----------
Alliance Fund
  Class A
  Year ended 11/30/96      $ (1.09)     $  7.71        16.49%     $  999,067    1.04%         .30%          80%         $0.0646
  Year ended 11/30/95        (1.01)        7.72        37.87         945,309    1.08          .31           81             --
  1/1/94 to 11/30/94**        0.00         6.63        (3.21)        760,679    1.05*         .21*          63             --
  Year ended 12/31/93         (.78)        6.85        14.26         831,814    1.01          .27           66             --
  Year ended 12/31/92         (.53)        6.68        14.70         794,733     .81          .79           58             --
  Year ended 12/31/91         (.70)        6.29        33.91         748,226     .83         1.03           74             --
  Year ended 12/31/90        (1.42)        5.22        (4.36)        620,374     .81         1.56           71             --
  Year ended 12/31/89         (.04)        6.87        23.42         837,429     .75         1.79           81             --
  Year ended 12/31/88         (.43)        5.60        17.10         760,619     .82         1.38           65             --
  Year ended 12/31/87        (2.07)        5.15         4.90         695,812     .76         1.03          100             --
  Year ended 12/31/86        (5.26)        6.87        12.60         652,009     .61         1.39           46             --
  Year ended 12/31/85         (.74)       11.15        31.52         710,851     .59         1.96           62             --
  Class B
  Year ended 11/30/96       $(1.07)      $ 7.40        15.47%     $   44,450    1.87%        (.53)%         80%         $0.0646
  Year ended 11/30/95        (1.00)        7.49        36.61          31,738    1.90         (.53)          81             --
  1/1/94 to 11/30/94**        0.00         6.50        (3.85)         18,138    1.89*        (.60)*         63             --
  Year ended 12/31/93         (.76)        6.76        13.28          12,402    1.90         (.64)          66             --
  Year ended 12/31/92         (.49)        6.64        13.75           3,825    1.64         (.04)          58             --
  3/4/91++  to 12/31/91       (.67)        6.27        13.10             852    1.64*         .10*          74             --
  Class C
  Year ended 11/30/96        $(1.07)     $ 7.41        15.48%     $   13,899    1.86%        (.51)%         80%         $0.0646
  Year ended 11/30/95         (1.00)       7.50        36.79          10,078    1.89         (.51)          81             --
  1/1/94 to 11/30/94**         0.00        6.50        (3.99)          6,230    1.87*        (.59)*         63             --
  5/3/93++ to 12/31/93         (.76)       6.77        13.95           4,006    1.94*        (.74)*         66             --

Growth Fund (i)
  Class A
  Year ended 10/31/96         $(.82)     $34.91        21.65%     $  499,459    1.30%         .15%          46%         $0.0584
  Year ended 10/31/95          (.52)      29.48        20.18         285,161    1.35          .56           61             --
  5/1/94 to 10/31/94**         0.00       25.08         4.98         167,800    1.35*         .86*          24             --
  Year ended 4/30/94          (2.32)      23.89        15.66         102,406    1.40 (f)      .32           87             --
  Year ended 4/30/93          (1.37)      22.67        18.89          13,889    1.40 (f)      .20          124             --
  Year ended 4/30/92          (1.87)      20.31        23.61           8,228    1.40 (f)     1.44          137             --
  9/4/90++ to 4/30/91          (.06)      17.94        32.40             713    1.40*(f)     1.99*         130             --
  Class B
  Year ended 10/31/96          (.63)     $29.21        20.82%     $2,498,097    1.99%        (.54%)         46%         $0.0584
  Year ended 10/31/95          (.42)      24.78        19.33       1,052,020    2.05         (.15)          61             --
  5/1/94 to  10/31/94**        0.00       21.21         4.64         751,521    2.05*         .16*          24             --
  Year ended 4/30/94          (2.32)      20.27        14.79         394,227    2.10 (f)     (.36)          87             --
  Year ended 4/30/93           1.65       19.68        18.16          56,704    2.15 (f)     (.53)         124             --
  Year ended 4/30/92          (2.56)      18.16        22.75          37,845    2.15 (f)      .78          137             --
  Year ended 4/30/91           (.80)      16.88        24.72          22,710    2.10 (f)      .56          130             --
  Year ended 4/30/90          (1.02)      14.38         8.81          15,800    2.00 (f)      .07          165             --
  Year ended 4/30/89          (1.06)      14.13        20.31           7,672    2.00 (f)     (.03)         139             --
  10/23/87+ to 4/30/88         0.00       12.76        27.60           1,938    2.00*(f)     (.40)*         52             --
  Class C
  Year ended 10/31/96         $(.63)     $29.22        20.81%     $  403,478    2.00%        (.55)%         46%         $0.0584
  Year ended 10/31/95          (.42)      24.79        19.32         226,662    2.05         (.15)          61             --
  5/1/94 to 10/31/94**         0.00       21.22         4.64         114,455    2.05*         .16*          24             --
  8/2/93++ to 4/30/94         (2.32)      20.28         5.27          64,030    2.10*(f)     (.31)*         87             --

Premier Growth Fund
  Class A
  Year ended 11/30/96         $(1.27)    $17.98        21.52%     $  172,870    1.65%        (.27)%         95%         $0.0651
  Year ended 11/30/95           (.67)     16.09        49.95          72,366    1.75         (.28)         114             --
  Year ended 11/30/94           0.00      11.41        (3.14)         35,146    1.96         (.67)          98             --
  Year ended 11/30/93           (.01)     11.78         9.26          40,415    2.18         (.61)          68             --
  9/28/92+ to 11/30/92          0.00      10.79         7.90           4,893    2.17*(f)      .91*(f)        0             --
  Class B
  Year ended 11/30/96         $(1.27)    $17.52        20.70%     $  404,137    2.32%        (.94)%         95%         $0.0651
  Year ended 11/30/95           (.67)     15.81        49.01         238,088    2.43         (.95)         114             --
  Year ended 11/30/94           0.00      11.29        (3.67)        139,988    2.47        (1.19)          98             --
  Year ended 11/30/93           0.00      11.72         8.64         151,600    2.70        (1.14)          68             --
  9/28/92+ to 11/30/92          0.00      10.79         7.90          19,941    2.68*(f)      .35*(f)        0             --
  Class C
  Year ended 11/30/96         $(1.27)    $17.54        20.76%     $   60,194    2.32%        (.94)%         95%         $0.0651
  Year ended 11/30/95           (.67)     15.82        48.96          20,679    2.42         (.97)         114             --
  Year ended 11/30/94           0.00      11.30        (3.58)          7,332    2.47        (1.16)          98             --
  5/3/93++ to 11/30/93          0.00      11.72        11.83           3,899    2.79*       (1.35)*         68             --
-------------------------------------------------------------------------------------------------------------------------------

                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year of Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains

---------------------         ------------    --------------    --------------   ---------------    --------------    --------------
Technology Fund
  Class A
  Year ended 11/30/96           $ 46.64          $ (.39)(b)         $  7.28        $  6.89             $ 0.00             $ (2.38)
  Year ended 11/30/95             31.98            (.30)              18.13          17.83               0.00               (3.17)
  1/1/94 to 11/30/94**            26.12            (.32)               6.18           5.86               0.00                0.00
  Year ended 12/31/93             28.20            (.29)               6.39           6.10               0.00               (8.18)
  Year ended 12/31/92             26.38            (.22)(b)            4.31           4.09               0.00               (2.27)
  Year ended 12/31/91             19.44            (.02)              10.57          10.55               0.00               (3.61)
  Year ended 12/31/90             21.57            (.03)               (.56)          (.59)              0.00               (1.54)
  Year ended 12/31/89             20.35            0.00                1.22           1.22               0.00                0.00
  Year ended 12/31/88             20.22            (.03)(c)             .16            .13               0.00                0.00
  Year ended 12/31/87             23.11            (.10)(c)            4.54           4.44               0.00               (7.33)
  Year ended 12/31/86             20.64            (.14)(c)            2.62           2.48               (.01)               0.00
  Year ended 12/31/85             16.52             .02 (c)            4.30           4.32               (.20)               0.00
  Class B
  Year ended 11/30/96           $ 45.76          $ (.70)(b)         $  7.08         $ 6.38             $ 0.00             $ (2.38)
  Year ended 11/30/95             31.61            (.60)(b)           17.92          17.32               0.00               (3.17)
  1/1/94 to 11/30/94**            25.98            (.23)               5.86           5.63               0.00                0.00
  5/3/93++ to 12/31/93            27.44            (.12)               6.84           6.72               0.00               (8.18)
  Class C
  Year ended 11/30/96           $ 45.77          $ (.70)(b)         $  7.07         $ 6.37             $ 0.00             $ (2.38)
  Year ended 11/30/95             31.61            (.58)(b)           17.91          17.33               0.00               (3.17)
  1/1/94 to 11/30/94**            25.98            (.24)               5.87           5.63               0.00                0.00
  5/3/93++ to 12/31/93            27.44            (.13)               6.85           6.72               0.00               (8.18)
Quasar Fund
  Class A
  Year ended 9/30/96            $ 24.16          $ (.25)            $  8.82         $ 8.57             $ 0.00             $ (4.81)
  Year ended 9/30/95              22.65            (.22)(b)            5.59           5.37               0.00               (3.86)
  Year ended 9/30/94              24.43            (.60)               (.36)          (.96)              0.00                (.82)
  Year ended 9/30/93              19.34            (.41)               6.38           5.97               0.00                (.88)
  Year ended 9/30/92              21.27            (.24)              (1.53)         (1.77)              0.00                (.16)
  Year ended 9/30/91              15.67            (.05)               5.71           5.66               (.06)               0.00
  Year ended 9/30/90              24.84             .03 (b)           (7.18)         (7.15)              0.00               (2.02)
  Year ended 9/30/89              17.60             .02 (b)            7.40           7.42               0.00                (.18)
  Year ended 9/30/88              24.47            (.08)(c)           (2.08)         (2.16)              0.00               (4.71)
  Year ended 9/30/87(d)           21.80            (.14)(c)            5.88           5.74               0.00               (3.07)
  Year ended 9/30/86(d)           17.25            0.00                5.54           5.54               (.03)               (.96)
  Year ended 9/30/85(d)           14.67             .04                2.87           2.91               (.11)               (.22)
  Class B
  Year ended 9/30/96            $ 23.03          $ (.20)            $  8.11         $ 7.91             $ 0.00             $ (4.81)
  Year ended 9/30/95              21.92            (.37)(b)            5.34           4.97               0.00               (3.86)
  Year ended 9/30/94              23.88            (.53)               (.61)         (1.14)              0.00                (.82)
  Year ended 9/30/93              19.07            (.18)               5.87           5.69               0.00                (.88)
  Year ended 9/30/92              21.14            (.39)              (1.52)         (1.91)              0.00                (.16)
  Year ended 9/30/91              15.66            (.13)               5.67           5.54               (.06)               0.00
  9/17/90++ to 9/30/90            17.17            (.01)              (1.50)         (1.51)              0.00                0.00
  Class C
  Year ended 9/30/96            $ 23.05          $ (.20)            $  8.10         $ 7.90             $ 0.00             $ (4.81)
  Year ended 9/30/95              21.92            (.37)(b)            5.36           4.99               0.00               (3.86)
  Year ended 9/30/94              23.88            (.36)               (.78)         (1.14)              0.00                (.82)
  5/3/93++ to 9/30/93             20.33            (.10)               3.65           3.55               0.00                0.00
International Fund
  Class A
  Year ended 6/30/96            $ 16.81          $  .05 (b)         $  2.51         $ 2.56             $ 0.00             $ (1.05)
  Year ended 6/30/95              18.38             .04                 .01            .05               0.00               (1.62)
  Year ended 6/30/94              16.01            (.09)               3.02           2.93               0.00                (.56)
  Year ended 6/30/93              14.98            (.01)               1.17           1.16               (.04)               (.09)
  Year ended 6/30/92              14.00             .01 (b)            1.04           1.05               (.07)               0.00
  Year ended 6/30/91              17.99             .05               (3.54)         (3.49)              (.03)               (.47)
  Year ended 6/30/90              17.24             .03                2.87           2.90               (.04)              (2.11)
  Year ended 6/30/89              16.09             .05                3.73           3.78               (.13)              (2.50)
  Year ended 6/30/88              23.70             .17               (1.22)         (1.05)              (.21)              (6.35)
  Year ended 6/30/87              22.02             .15                4.31           4.46               (.03)              (2.75)
  Class B
  Year ended 6/30/96            $ 16.19          $  .07 (b)         $  2.38         $ 2.31             $ 0.00             $ (1.05)
  Year ended 6/30/95              17.90            (.01)               (.08)          (.09)              0.00               (1.62)
  Year ended 6/30/94              15.74            (.19)(b)            2.91           2.72               0.00                (.56)
  Year ended 6/30/93              14.81            (.12)               1.14           1.02               0.00                (.09)
  Year ended 6/30/92              13.93            (.11)(b)            1.02            .91               (.03)               0.00
  9/17/90++ to 6/30/91            15.52             .03               (1.12)         (1.09)              (.03)               (.47)
  Class C
  Year ended 6/30/96            $ 16.20          $  .07 (b)         $  2.38         $ 2.31             $ 0.00             $ (1.05)
  Year ended 6/30/95              17.91            (.14)                .05           (.09)              0.00               (1.62)
  Year ended 6/30/94              15.74            (.11)               2.84           2.73               0.00                (.56)
  5/3/93++ to 6/30/93             15.93            0.00                (.19)          (.19)              0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

Please refer to footnotes on page 16

                                                        Total       Net Assets                Ratio of Net
                              Total      Net Asset    Investment    At End Of    Ratio Of      Investment
                            Dividends      Value     Return Based     Period     Expenses     Income (Loss)                 Average
                              And          End Of     on Net Asset     (000's    To Average     To Average   Portfolio    Commission
 Fiscal Year or Period    Distributions   Period       Value (a)     omitted)   Net Assets     Net Assets   Turnover Rate  Rate (k)
 ---------------------    --------------  --------   -------------  ----------  -----------   ------------- ------------- ----------
Technology Fund
  Class A
  Year ended 11/30/96        $(2.38)      $51.15         16.05%      $594,861      1.74%         (.87)%           30%      $0.0612
  Year ended 11/30/95         (3.17)       46.64         61.93        398,262      1.75          (.77)            55          --
  1/1/94 to 11/30/94**         0.00        31.98         22.43        202,929      1.66*        (1.22)*           55          --
  Year ended 12/31/93         (8.18)       26.12         21.63        173,732      1.73         (1.32)            64          --
  Year ended 12/31/92         (2.27)       28.20         15.50        173,566      1.61          (.90)            73          --
  Year ended 12/31/91         (3.61)       26.38         54.24        191,693      1.71          (.20)           134          --
  Year ended 12/31/90         (1.54)       19.44         (3.08)       131,843      1.77          (.18)           147          --
  Year ended 12/31/89          0.00        21.57          6.00        141,730      1.66           .02            139          --
  Year ended 12/31/88          0.00        20.35          0.64        169,856      1.42 (f)      (.16)(f)        139          --
  Year ended 12/31/87         (7.33)       20.22         19.16        167,608      1.31 (f)      (.56)(f)        248          --
  Year ended 12/31/86          (.01)       23.11         12.03        147,733      1.13 (f)      (.57)(f)        141          --
  Year ended 12/31/85          (.20)       20.64         26.24        147,114      1.14 (f)       .07 (f)        259          --
  Class B
  Year ended 11/30/96        $(2.38)      $49.76         15.20%      $660,921      2.44%        (1.61)%          30%       $0.0612
  Year ended 11/30/95         (3.17)       45.76         60.95        277,111      2.48         (1.47)           55           --
  1/1/94 to 11/30/94**         0.00        31.61         21.67         18,397      2.43*        (1.95)*          55           --
  5/3/93++ to 12/31/93        (8.18)       25.98         24.49          1,645      2.57*        (2.30)*          64           --
  Class C
  Year ended 11/30/96        $(2.38)      $49.76         15.17%      $108,488      2.44%        (1.60)%          30%       $0.0612
  Year ended 11/30/95         (3.17)       45.77         60.98         43,161      2.48         (1.47)           55           --
  1/1/94 to 11/30/94**         0.00        31.61         21.67          7,470      2.41*        (1.94)*          55           --
  5/3/93++ to 12/31/93        (8.18)       25.98         24.49          1,096      2.52*        (2.25)*          64           --
Quasar Fund
  Class A
  Year ended 9/30/96         $(4.81)      $27.92         42.42%      $229,798      1.79%        (1.11)          168%       $0.0596
  Year ended 9/30/95          (3.86)       24.16         30.73        146,663      1.83         (1.06)          160           --
  Year ended 9/30/94           (.82)       22.65         (4.05)       155,470      1.67         (1.15)          110           --
  Year ended 9/30/93           (.88)       24.43         31.58        228,874      1.65         (1.00)          102           --
  Year ended 9/30/92           (.16)       19.34         (8.34)       252,140      1.62          (.89)          128           --
  Year ended 9/30/91           (.06)       21.27         36.28        333,806      1.64          (.22)          118           --
  Year ended 9/30/90          (2.02)       15.67        (30.81)       251,102      1.66           .16            90           --
  Year ended 9/30/89           (.18)       24.84         42.68        263,099      1.73           .10            90           --
  Year ended 9/30/88          (4.71)       17.60         (8.61)        90,713      1.28(f)       (.40)(f)        58           --
  Year ended 9/30/87(d)       (3.07)       24.47         29.61        134,676      1.18(f)       (.56)(f)        76           --
  Year ended 9/30/86(d)        (.99)       21.80         33.79        144,959      1.18           .02            84           --
  Year ended 9/30/85(d)        (.33)       17.25         20.29         77,067      1.18           .22            77           --
  Class B
  Year ended 9/30/96         $(4.81)      $26.13         41.48%      $112,490      2.62%        (1.96)%         168%       $0.0596
  Year ended 9/30/95          (3.86)       23.03         29.78         16,604      2.65         (1.88)          160           --
  Year ended 9/30/94           (.82)       21.92         (4.92)        13,901      2.50         (1.98)          110           --
  Year ended 9/30/93           (.88)       23.88         30.53         16,779      2.46         (1.81)          102           --
  Year ended 9/30/92           (.16)       19.07         (9.05)         9,454      2.42         (1.67)          128           --
  Year ended 9/30/91           (.06)       21.14         35.54          7,346      2.41         (1.28)          118           --
  9/17/90++ to 9/30/90         0.00        15.66         (8.79)            71      2.09*         (.26)*          90           --
  Class C
  Year ended 9/30/96         $(4.81)      $26.14         41.46%      $ 28,541      2.61%        (1.94)%         168%       $0.0596
  Year ended 9/30/95          (3.86)       23.05         29.87          1,611      2.64*        (1.76)*         160           --
  Year ended 9/30/94           (.82)       21.92         (4.92)         1,220      2.48         (1.96)          110           --
  5/3/93++ to 9/30/93          0.00        23.88         17.46            118      2.49*        (1.90)*         102           --
International Fund
  Class A
  Year ended 6/30/96         $(1.05)      $18.32         15.83%      $196,261      1.72%          .31%           78%          --
  Year ended 6/30/95          (1.62)       16.81           .59        165,584      1.73           .26           119           --
  Year ended 6/30/94           (.56)       18.38         18.68        201,916      1.90          (.50)           97           --
  Year ended 6/30/93           (.13)       16.01          7.86        161,048      1.88          (.14)           94           --
  Year ended 6/30/92           (.07)       14.98          7.52        179,807      1.82           .07            72           --
  Year ended 6/30/91           (.50)       14.00        (19.34)       214,442      1.73           .37            71           --
  Year ended 6/30/90          (2.15)       17.99         16.98        265,999      1.45           .33            37           --
  Year ended 6/30/89          (2.63)       17.24         27.65        166,003      1.41           .39            87           --
  Year ended 6/30/88          (6.56)       16.09         (4.20)       132,319      1.41           .84            55           --
  Year ended 6/30/87          (2.78)       23.70         23.05        194,716      1.30           .77            58           --
  Class B
  Year ended 6/30/96         $(1.05)      $17.45         14.87%      $ 72,470      2.55%         (.46)%          78%          --
  Year ended 6/30/95          (1.62)       16.19          (.22)        48,998      2.57          (.62)          119           --
  Year ended 6/30/94           (.56)       17.90         17.65         29,943      2.78         (1.15)           97           --
  Year ended 6/30/93           (.09)       15.74          6.98          6,363      2.70          (.96)           94           --
  Year ended 6/30/92           (.03)       14.81          6.54          5,585      2.68          (.70)           72           --
  9/17/90++ to 6/30/91         (.50)       13.93         (6.97)         3,515      3.39*          .84*           71           --
  Class C
  Year ended 6/30/96         $(1.05)      $17.46         14.85%      $ 26,965      2.53%         (.47)%          78           --
  Year ended 6/30/95          (1.62)       16.20          (.22)        19,395      2.54          (.88)          119           --
  Year ended 6/30/94           (.56)       17.91         17.72         13,503      2.78         (1.12)           97           --
  5/3/93++ to 6/30/93          0.00        15.74         (1.19)           229      2.57*          .08*           94           --
---------------------------------------------------------------------------------------------------------------------------------


                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year of Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains
---------------------         ------------    --------------    --------------   ---------------    --------------    --------------

Worldwide Privatization
 Fund
  Class A
  Year ended 6/30/96            $ 10.18           $  .10 (b)        $  1.85           $  1.95           $ 0.00           $ 0.00
  Year ended 6/30/95               9.75              .06                .37               .43             0.00             0.00
  6/2/94+ to 6/30/94              10.00              .01               (.26)             (.25)            0.00             0.00
  Class B
  Year ended 6/30/96            $ 10.10           $ (.02)           $  1.88           $  1.86           $ 0.00           $ 0.00
  Year ended 6/30/95               9.74              .02                .34               .36             0.00             0.00
  6/2/94+ to 6/30/94              10.00              .00               (.26)             (.26)            0.00             0.00
  Class C
  Year ended 6/30/96            $ 10.10           $  .03            $  1.83           $  1.86           $ 0.00           $ 0.00
  2/8/95++ to 6/30/95              9.53              .05                .52               .57             0.00             0.00
New Europe Fund
  Class A
  Year ended 7/31/96            $ 15.11           $  .18            $  1.02           $  1.20           $ 0.00           $ (.47)
  Year ended 7/31/95              12.66              .04               2.50              2.54             (.09)            0.00
  Period ended 7/31/94**          12.53              .09                .04               .13             0.00             0.00
  Year ended 2/28/94               9.37              .02 (b)           3.14              3.16             0.00             0.00
  Year ended 2/28/93               9.81              .04               (.33)             (.29)            (.15)            0.00
  Year ended 2/29/92               9.76              .02 (b)            .05               .07             (.02)            0.00
  4/2/90+ to 2/28/91              11.11(e)           .26               (.91)             (.65)            (.26)            (.44)
  Class B
  Year ended 7/31/96            $ 14.71           $  .08            $   .99           $  1.07           $ 0.00           $ (.47)
  Year ended 7/31/95              12.41             (.05)              2.44              2.39             (.09)            0.00
  Period ended 7/31/94**          12.32              .07                .02               .09             0.00             0.00
  Year ended 2/28/94               9.28             (.05)(b)           3.09              3.04             0.00             0.00
  Year ended 2/28/93               9.74             (.02)              (.33)             (.35)            (.11)            0.00
  3/5/91++to 2/29/92               9.84             (.04)(b)           (.04)             (.08)            (.02)            0.00
  Class C
  Year ended 7/31/96            $ 14.72           $  .08            $  1.00           $  1.08           $ 0.00           $ (.47)
  Year ended 7/31/95              12.42             (.07)              2.46              2.39             (.09)            0.00
  Period ended 7/31/94**          12.33              .06                .03               .09             0.00             0.00
  5/3/93++ to 2/28/94             10.21             (.04)(b)           2.16              2.12             0.00             0.00
All-Asia Investment Fund
  Class A
  Year ended 10/31/96           $ 10.45           $ (.21)(b)(c)     $   .88           $   .67           $ 0.00           $ (.08)
  11/28/94+ to 10/31/95           10.00             (.19) (c)           .64               .45             0.00             0.00
  Class B
  Year ended 10/31/96           $ 10.41           $ (.28)(b)(c)     $   .85           $   .57           $ 0.00           $ (.08)
  11/28/94+ to 10/31/95           10.00             (.25)(c)            .66               .41             0.00             0.00
  Class C
  Year ended 10/31/96           $ 10.41           $ (.28)(b)(c)     $   .86           $   .58           $ 0.00           $ (.08)
  11/28/94+ to 10/31/95           10.00             (.35)(c)            .76               .41             0.00             0.00
Global Small Cap Fund
  Class A
  Year ended 7/31/96            $ 10.38           $ (.14)(b)        $  1.90           $  1.76           $ 0.00          $ (.53)
  Year ended 7/31/95              11.08             (.09)              1.50              1.41             0.00           (2.11)(j)
  Period ended 7/31/94**          11.24             (.15)(b)           (.01)             (.16)            0.00            0.00
  Year ended 9/30/93               9.33             (.15)              2.49              2.34             0.00            (.43)
  Year ended 9/30/92              10.55             (.16)             (1.03)            (1.19)            0.00            (.03)
  Year ended 9/30/91               8.26             (.06)              2.35              2.29             0.00            0.00
  Year ended 9/30/90              15.54             (.05)(b)          (4.12)            (4.17)            0.00           (3.11)
  Year ended 9/30/89              11.41             (.03)              4.25              4.22             0.00            (.09)
  Year ended 9/30/88              15.07             (.05)             (1.83)            (1.88)            0.00           (1.78)
  Year ended 9/30/87              15.47             (.07)              4.19              4.12             (.04)          (4.48)
  Class B
  Year ended 7/31/96            $  9.95           $ (.20)(b)        $  1.81           $  1.61           $ 0.00          $ (.53)
  Year ended 7/31/95              10.78             (.12)              1.40              1.28             0.00           (2.11)(j)
  Period ended 7/31/94**          11.00             (.17)(b)           (.05)             (.22)            0.00            0.00
  Year ended 9/30/93               9.20             (.15)              2.38              2.23             0.00            (.43)
  Year ended 9/30/92              10.49             (.20)             (1.06)            (1.26)            0.00            (.03)
  Year ended 9/30/91               8.26             (.07)              2.30              2.23             0.00            0.00
  9/17/90++ to 9/30/90             9.12             (.01)              (.85)             (.86)            0.00            0.00
  Class C
  Year ended 7/31/96            $  9.96           $ (.20)(b)        $  1.82           $  1.62           $ 0.00          $ (.53)
  Year ended 7/31/95              10.79             (.17)              1.45              1.28             0.00           (2.11)(j)
  Period ended 7/31/94**          11.00             (.17)(b)           (.04)             (.21)            0.00            0.00
  5/3/93++ to 9/30/93              9.86             (.05)              1.19              1.14             0.00            0.00
Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96            $ 17.98           $  .35 (b)(c)     $  1.08           $  1.43           $ (.32)         $ (.61)
  Year ended 7/31/95              16.26              .34 (c)           1.64              1.98             (.22)           (.04)
  Period ended 7/31/94**          16.46              .07 (c)           (.27)             (.20)            0.00            0.00
  Year ended 4/30/94              16.97              .16 (c)            .74               .90             (.24)          (1.17)
  Year ended 4/30/93              17.06              .39 (c)            .59               .98             (.42)           (.65)
  Year ended 4/30/92              14.48              .27 (c)           2.80              3.07             (.17)           (.32)
  9/4/90++ to 4/30/91             12.51              .34 (c)           1.66              2.00             (.03)           0.00
-----------------------------------------------------------------------------------------------------------------------------------

 Please refer to the footnotes on page 16.

                                                      Total       Net Assets                 Ratio of Net
                                Total     Net Asset Investment    At End Of     Ratio Of      Investment
                              Dividends     Value  Return Based     Period      Expenses     Income (Loss)                 Average
                                 And       End Of  on Net Asset     (000's     To Average     To Average     Portfolio   Commission
                            Distributions  Period    Value (a)     omitted)    Net Assets     Net Assets   Turnover Rate  Rate (k)

                           --------------  ------  ------------   ----------   ----------    ------------- ------------- -----------

Worldwide Privatization
  Fund
  Class A
  Year ended 9/30/96           $ 0.00      $12.13      19.16%    $  672,732       1.87%          .95%           28%           -
  Year ended 6/30/95             0.00       10.18       4.41         13,535       2.56           .66            36            -
  6/2/94+ to 6/30/94             0.00        9.75      (2.50)         4,990       2.75*         1.03*            0            -
  Class B
  Year ended 6/30/96           $ 0.00      $11.96      18.42%    $   83,050       2.83%        (.20%)           28%           -
  Year ended 6/30/95             0.00       10.10       3.70         79,359       3.27          .01             36            -
  6/2/94+ to 6/30/94             0.00        9.74      (2.60)        22,859       3.45*         .33*             0            -
  Class C
  Year ended 6/30/96           $ 0.00      $11.96      18.42%    $    2,383       2.57%         .63%            28%           -
  2/8/95++ to 6/30/95            0.00       10.10       5.98            338       3.27*        2.65 *           36            -
New Europe Fund
  Class A
  Year ended 7/31/96           $ (.47)     $15.84       8.20%    $   74,026       2.14%        1.10%            69%           -
  Year ended 7/31/95             (.09)      15.11      20.22         86,112       2.09          .37             74            -
  Period ended 7/31/94**         0.00       12.66       1.04         86,739       2.06*        1.85*            35            -
  Year ended 2/28/94             0.00       12.53      33.73         90,372       2.30          .17             94            -
  Year ended 2/28/93             (.15)       9.37      (2.82)        79,285       2.25          .47            125            -
  Year ended 2/29/92             (.02)       9.81        .74        108,510       2.24          .16             34            -
  4/2/90+ to 2/28/91             (.70)       9.76      (5.63)       188,016       1.52*        2.71*            48            -
  Class B
  Year ended 7/31/96           $ (.47)     $15.31       7.53%      $ 42,662       2.86%         .59%            69%           -
  Year ended 7/31/95             (.09)      14.71      19.42         34,527       2.79         (.33)            74            -
  Period ended 7/31/94**         0.00       12.41        .73         31,404       2.76*        1.15*            35            -
  Year ended 2/28/94             0.00       12.32      32.76         20,729       3.02         (.52)            94            -
  Year ended 2/28/93             (.11)       9.28      (3.49)         1,732       3.00         (.50)           125            -
  3/5/91++ to 2/29/92            (.02)       9.74        .03          1,423       3.02*        (.71)*           34            -
  Class C
  Year ended 7/31/96           $ (.47)     $15.33       7.59%      $ 10,141      2.87%          .58%            69%           -
  Year ended 7/31/95             (.09)      14.72      19.40          7,802      2.78          (.33)            74            -
  Period ended 7/31/94**         0.00       12.42        .73         11,875      2.76*         1.15*            35            -
  5/3/93++ to 2/28/94            0.00       12.33      20.77         10,886      3.00*         (.52)*           94            -
All-Asia Investment Fund
  Class A
  Year ended 10/31/96          $ (.08)     $11.04       6.43%       $12,284      3.37% (f)    (1.75)% (f)       66%       $ 0.0280
  11/28/94+ to 10/31/95          0.00       10.45       4.50          2,870      4.42 *(f)    (1.87) *(f)       90            -
Class B
  Year ended 10/31/96          $ (.08)     $10.90       5.49%       $23,784      4.07% (f)    (2.44)% (f)       66%       $ 0.0280
  11/28/94+ to 10/31/95          0.00       10.41       4.10          5,170      5.20 *(f)    (2.64) *(f)       90            -
Class C
  Year ended 10/31/96            (.08)     $10.91       5.59%       $ 4,228      4.07% (f)    (2.42)% (f)       66%       $ 0.0280
  11/28/94+ to 10/31/95          0.00       10.41       4.10            597      5.84 *(f)    (3.41) *(f)       90            -
Global Small Cap Fund
  Class A
  Year ended 7/31/96           $ (.53)     $11.61      17.46%       $68,623      2.51%        (1.22)%          139%           -
  Year ended 7/1/95             (2.11)      10.38      16.62         60,057      2.54 (f)     (1.17)  (f)      128            -
  Period ended 7/31/94**         0.00       11.08      (1.42)        61,372      2.42*        (1.26)*           78            -
  Year Ended 9/30/93             (.43)      11.24      25.83         65,713      2.53         (1.13)            97            -
  Year ended 9/30/92             (.03)       9.33     (11.30)        58,491      2.34          (.85)           108            -
  Year ended 9/30/91             0.00       10.55      27.72         84,370      2.29          (.55)           104            -
  Year ended 9/30/90            (3.11)       8.26     (31.90)        68,316      1.73          (.46)            89            -
  Year ended 9/30/89             (.09)      15.54      37.34        113,583      1.56          (.17)           106            -
  Year ended 9/30/88            (1.78)      11.41      (8.11)        90,071      1.54 (f)      (.50)  (f)       74            -
  Year ended 9/30/87            (4.52)      15.07      34.11        113,305      1.41 (f)      (.44)  (f)       98            -
  Class B
  Year ended 7/31/96           $ (.53)     $11.03      16.69%       $14,247      3.21%        (1.88)%          139%           -
  Year ended 7/31/95            (2.11)       9.95      15.77          5,164      3.20 (f)     (1.92)  (f)      128            -
  Period ended 7/31/94**         0.00       10.78      (2.00)         3,889      3.15*        (1.93)*           78            -
  Year ended 9/30/93             (.43)      11.00      24.97          1,150      3.26         (1.85)            97            -
  Year ended 9/30/92             (.03)       9.20     (12.03)           819      3.11         (1.31)           108            -
  Year ended 9/30/91             0.00       10.49      27.00            121      2.98         (1.39)           104            -
  9/17/90++ to 9/30/90           0.00        8.26      (9.43)           183      2.61*        (1.30)*           89            -
  Class C
  Year ended 7/31/96           $ (.53)     $11.05      16.77%       $ 4,119      3.19%        (1.85)%          139%           -
  Year ended 7/31/95            (2.11)       9.96      15.75          1,407      3.25 (f)     (2.10)  (f)      128            -
  Period ended 7/31/94**         0.00       10.79      (1.91)         1,330      3.13*        (1.92)*           78            -
  5/3/93++ to 9/30/93            0.00       11.00      11.56            261      3.75*        (2.51)*           97            -
Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96           $ (.93)     $18.48       8.05%       $18,329      1.40% (f)     1.78% (f)      173%            -
  Year ended 7/31/95             (.26)      17.98      12.40         10,952      1.40  (f)     2.07  (f)      172             -
  Period ended 7/31/94**         0.00       16.26      (1.22)         9,640      1.40  (f)     1.63* (f)       21             -
  Year ended 4/30/94            (1.41)      16.46       5.06          9,822      1.40  (f)     1.67  (f)      139             -
  Year ended 4/30/93            (1.07)      16.97       5.85          8,637      1.40  (f)     2.29  (f)       98             -
  Year ended 4/30/92             (.49)      17.06      20.96          6,843      1.40  (f)     1.92  (f)      103             -
  9/4/90++ to 4/30/91            (.03)      14.48      16.00            443      1.40* (f)     3.54* (f)      137             -
---------------------------------------------------------------------------------------------------------------------------------

                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year or Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains
---------------------         ------------    --------------    --------------   ---------------    --------------    --------------

Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96......... $  15.56            $  .16 (b)(c)     $   .98          $   1.14            $  (.20)        $  (.61)
  Year ended 7/31/95.........    14.10               .22 (c)           1.40              1.62               (.12)           (.04)
  Period ended 7/31/94**.....    14.30               .03 (c)           (.23)             (.20)              0.00            0.00
  Year ended 4/30/94.........    14.92               .06 (c)            .63               .69               (.14)          (1.17)
  Year ended 4/30/93.........    15.51               .23 (c)            .53               .76               (.25)          (1.10)
  Year ended 4/30/92.........    13.96               .22 (c)           2.70              2.92               (.29)          (1.08)
  Year ended 4/30/91.........    12.40               .43 (c)           1.60              2.03               (.47)           0.00
  Year ended 4/30/90.........    11.97               .50 (b)(c)         .60              1.10               (.25)           (.42)
  Year ended 4/30/89.........    11.45               .48 (c)           1.11              1.59               (.30)           (.77)
  10/23/87+ to 4/30/88.......    10.00               .13 (c)           1.38              1.51               (.06)           0.00
  Class C
  Year ended 7/31/96.........  $ 15.57            $  .14 (b)(c)     $   .99          $   1.13            $  (.20)        $  (.61)
  Year ended 7/31/95.........    14.11               .16 (c)           1.46              1.62               (.12)           (.04)
  Period ended 7/31/94**.....    14.31               .03 (c)           (.23)             (.20)              0.00            0.00
  8/2/93++ to 4/30/94........    15.64               .15 (c)           (.17)             (.02)              (.14)          (1.17)
Balanced Shares
  Class A
  Year ended 7/31/96.........  $ 15.08            $  .37            $   .45          $    .82            $  (.41)        $ (1.48)
  Year ended 7/31/95.........    13.38               .46               1.62              2.08               (.36)           (.02)
  Period ended 7/31/94**.....    14.40               .29               (.74)             (.45)              (.28)           (.29)
  Year ended 9/30/93.........    13.20               .34               1.29              1.63               (.43)           0.00
  Year ended 9/30/92.........    12.64               .44                .57              1.01               (.45)           0.00
  Year ended 9/30/91.........    10.41               .46               2.17              2.63               (.40)           0.00
  Year ended 9/30/90.........    14.13               .45              (2.14)            (1.69)              (.40)          (1.63)
  Year ended 9/30/89.........    12.53               .42               2.18              2.60               (.46)           (.54)
  Year ended 9/30/88.........    16.33               .46              (1.07)             (.61)              (.44)          (2.75)
  Year ended 9/30/87.........    14.64               .67               1.62              2.29               (.60)           0.00
  Class B
  Year ended 7/31/96.........  $ 14.88            $  .28            $   .42           $   .70            $  (.31)        $ (1.48)
  Year ended 7/31/95.........    13.23               .30               1.65              1.95               (.28)           (.02)
  Period ended 7/31/94**.....    14.27               .22               (.75)             (.53)              (.22)           (.29)
  Year ended 9/30/93.........    13.13               .29               1.22              1.51               (.37)           0.00
  Year ended 9/30/92.........    12.61               .37                .54               .91               (.39)           0.00
  2/4/91++ to 9/30/91........    11.84               .25                .80              1.05               (.28)           0.00
  Class C
  Year ended 7/31/96.........  $ 14.89            $  .26            $   .45           $   .71            $  (.31)        $ (1.48)
  Year ended 7/31/95.........    13.24               .30               1.65              1.95               (.28)           (.02)
  Period ended 7/31/94**.....    14.28               .24               (.77)             (.53)              (.22)           (.29)
  5/3/93++ to 9/30/93........    13.63               .11                .71               .82               (.17)           0.00
Income Builder Fund (h)
  Class A
  Year ended 10/31/96........  $ 10.70            $  .56 (b)        $   .98           $  1.54            $  (.55)        $  (.12)
  Year ended 10/31/95........     9.69               .93 (b)            .59              1.52               (.51)           0.00
  3/25/94++ to 10/31/94......    10.00               .96              (1.02)             (.06)              (.05)(g)        (.20)
  Class B
  Year ended 10/31/96........  $ 10.70            $  .47 (b)        $   .98           $  1.45            $  (.48)        $  (.12)
  Year ended 10/31/95........     9.68               .63 (b)            .83              1.46               (.44)           0.00
  3/25/94++ to 10/31/94......    10.00               .88               (.98)             (.10)              (.06)(g)        (.16)
  Class C
  Year ended 10/31/96........  $ 10.67            $  .46 (b)        $   .99           $  1.45            $  (.48)        $  (.12)
  Year ended 10/31/95........     9.66               .40 (b)           1.05              1.45               (.44)           0.00
  Year ended 10/31/94........    10.47               .50               (.85)             (.35)              (.11)(g)        (.35)
  Year ended 10/31/93........     9.80               .52                .51              1.03               (.36)           0.00
  Year ended 10/31/92........    10.00               .55               (.28)              .27               (.47)           0.00
  10/25/91+ to 10/31/91......    10.00               .01               0.00               .01               (.01)           0.00
Utility Income Fund
  Class A
  Year ended 11/30/96........  $ 10.22            $  .18 (b)(c)     $   .65           $   .83            $  (.46)        $  0.00
  Year ended 11/30/95........     8.97               .30 (c)           1.40              1.70               (.45)           0.00
  Year ended 11/30/94........     9.92               .42 (c)           (.89)             (.47)              (.48)           0.00
  10/18/93+ to 11/30/93......    10.00               .02 (c)           (.10)             (.08)              0.00            0.00
  Class B
  Year ended 11/30/96........  $ 10.20            $  .10 (b)(c)     $   .67           $   .77            $  (.40)        $  0.00
  Year ended 11/30/95........     8.96               .27 (c)           1.36              1.63               (.39)           0.00
  Year ended 11/30/94........     9.91               .37 (c)           (.91)             (.54)              (.41)           0.00
  10/18/93+ to 11/30/93......    10.00               .01 (c)           (.10)             (.09)              0.00            0.00
  Class C
  Year ended 11/30/96........  $ 10.22            $  .11 (b)(c)     $   .66           $   .77            $  (.40)        $  0.00
  Year ended 11/30/95........     8.97               .17 (c)           1.47              1.64               (.39)           0.00
  Year ended 11/30/94........     9.92               .39 (c)           (.93)             (.54)              (.41)           0.00
  10/27/93+ to 11/30/93......    10.00               .01 (c)           (.09)             (.08)              0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------

 Please refer to the footnotes on page 16.

                                                       Total       Net Assets                   Ratio of Net
                                Total     Net Asset  Investment    At End Of     Ratio Of      Investment
                              Dividends     Value   Return Based     Period      Expenses     Income (Loss)               Average
                                 And       End Of   on Net Asset     (000's     To Average     To Average     Portfolio  Commission
Fiscal Year or Period       Distributions  Period     Value (a)     omitted)    Net Assets     Net Assets   Turnover Rate  Rate (k)
---------------------       -------------  ------   ------------   ----------   ----------    ------------- ------------- ----------

Strategic Balanced Fund
 (i) (continued)
 Class B
  Year ended 7/31/96.......... $ (.81)     $15.89        7.41%       $28,492      2.10% (f)     .99% (f)       173%           -
  Year ended 7/31/95..........   (.16)      15.56       11.63         37,301      2.10  (f)    1.38  (f)       172            -
  Period ended 7/31/94**......   0.00       14.10       (1.40)        43,578      2.10* (f)     .92* (f)        21            -
  Year ended 4/30/94..........  (1.31)      14.30        4.29         43,616      2.10  (f)     .93  (f)       139            -
  Year ended 4/30/93..........  (1.35)      14.92        4.96         36,155      2.15  (f)    1.55  (f)        98            -
  Year ended 4/30/92..........  (1.37)      15.51       20.14        31, 842      2.15  (f)    1.34  (f)       103            -
  Year ended 4/30/91..........   (.47)      13.96       16.73         22,552      2.10  (f)    3.23  (f)       137            -
  Year ended 4/30/90..........   (.67)      12.40        8.85         19,523      2.00  (f)    3.85  (f)       120            -
  Year ended 4/30/89..........  (1.07)      11.97       14.66          5,128      2.00  (f)    4.31  (f)       103            -
  10/23/87+ to 4/30/88........   (.06)      11.45       15.10          2,344      2.00* (f)    2.44* (f)        72            -
  Class C
  Year ended 73196............ $ (.81)     $15.89        7.34%        $3,157     2.10%  (f)    .99%  (f)       173%           -
  Year ended 7/31/95..........   (.16)      15.57       11.62          4,113     2.10   (f)   1.38   (f)       172            -
  Period ended 7/31/94**......   0.00       14.11       (1.40)         4,317     2.10*  (f)    .93*  (f)        21            -
  8/2/93++ to 4/30/94.........  (1.31)      14.31         .45          4,289     2.10*  (f)    .69*  (f)       139            -
Balanced Shares
  Class A
  Year ended 7/31/96.......... $(1.89)     $14.01        5.23%      $102,567     1.38%        2.41%            227%           -
  Year ended 7/31/95..........   (.38)      15.08       15.99        122,033     1.32         3.12             179            -
  Period ended 7/31/94**......   (.57)      13.38       (3.21)       157,637     1.27*        2.50*            116            -
  Year ended 9/30/93..........   (.43)      14.40       12.52        172,484     1.35         2.50             188            -
  Year ended 9/30/92..........   (.45)      13.20        8.14        143,883     1.40         3.26             204            -
  Year ended 9/30/91..........   (.40)      12.64       25.52        154,230     1.44         3.75              70            -
  Year ended 9/30/90..........  (2.03)      10.41      (13.12)       140,913     1.36         4.01             169            -
  Year ended 9/30/89..........  (1.00)      14.13       22.27        159,290     1.42         3.29             132            -
  Year ended 9/30/88..........  (3.19)      12.53       (1.10)       111,515     1.42         3.74             190            -
  Year ended 9/30/87..........   (.60)      16.33       15.80        129,786     1.17         4.14             136            -
  Class B
  Year ended 7/31/96.......... $(1.79)     $13.79        4.45%      $ 18,393     2.16%         1.61%           227%           -
  Year ended 7/31/95..........   (.30)      14.88       15.07         15,080     2.11          2.30            179            -
  Period ended 7/31/94**......   (.51)      13.23       (3.80)        14,347     2.05*         1.73*           116            -
  Year ended 9/30/93..........   (.37)      14.27       11.65         12,789     2.13          1.72            188            -
  Year ended 9/30/92..........   (.39)      13.13        7.32          6,499     2.16          2.46            204            -
  2/4/91++ to 9/30/91.........   (.28)      12.61        8.96          1,830     2.13*         3.19*            70            -
  Class C
  Year ended 7/31/96.......... $(1.79)     $13.81        4.52%      $  6,096    2.15%          1.63%           227%           -
  Year ended 7/31/95..........   (.30)      14.89       15.06          5,108    2.09           2.32            179            -
  Period ended 7/31/94**......   (.51)      13.24       (3.80)         6,254    2.03*          1.81*           116            -
  5/3/93++ to 9/30/93.........   (.17)      14.28        6.01          1,487    2.29*          1.47*           188            -
Income Builder Fund (h)
  Class A
  Year ended 10/31/96......... $ (.67)     $11.57       14.82%      $  2,056    2.20%          4.92%           108%        $ 0.0600
  Year ended 10/31/95.........   (.51)      10.70       16.22          1,398    2.38           5.44             92            -
  3/25/94++ to 10/31/94.......   (.25)       9.69        (.54)           600    2.52*          6.11*           126            -
  Class B
  Year ended 10/31/96......... $ (.60)     $11.55       13.92%      $  5,775    2.92%          4.19%           108%        $ 0.0600
  Year ended 10/31/95.........   (.44)      10.70       15.55          3,769    3.09           4.73             92            -
  3/25/94++ to 10/31/94.......   (.22)       9.68        (.99)         1,998    3.09*          5.07*           126            -
Class C
  Year ended 10/31/96......... $ (.60)     $11.52       13.96%      $ 44,441    2.93%          4.13%           108%        $ 0.0600
  Year ended 10/31/95.........   (.44)      10.67       15.47         49,107    3.02           4.81             92             -
  Year ended 10/31/94.........   (.46)       9.66       (3.44)        64,027    2.67           3.82            126             -
  Year ended 10/31/93.........   (.36)      10.47       10.65        106,034    2.32           6.85            101             -
  Year ended 10/31/92.........   (.47)       9.80        2.70        152,617    2.33           5.47            108             -
  10/25/91+ to 10/31/91.......   (.01)      10.00         .11         41,813    0.00* (f)       .94*(f)          0             -
Utility Income Fund
Class A
  Year ended 11/30/96.........  $(.46)     $10.59        8.47%      $  3,294    1.50% (f)      1.67%(f)         98%        $ 0.0536
  Year ended 11/30/95.........   (.45)      10.22       19.32          2,748    1.50  (f)      2.48 (f)        162             -
  Year ended 11/30/94.........   (.48)       8.97       (4.86)         1,068    1.50  (f)      4.13 (f)         30             -
  10/18/93+ to 11/30/93.......   0.00        9.92        (.80)           229    1.50* (f)      2.35*(f)         11             -
Class B
  Year ended 11/30/96.........  $(.40)     $10.57        7.82%      $ 13,561    2.20% (f)       .95%(f)        .98%        $ 0.0536
  Year ended 11/30/95.........   (.39)      10.20       18.40         10,988    2.20           1.60 (f)        162             -
  Year ended 11/30/94.........   (.41)       8.96       (5.59)         2,353    2.20  (f)      3.53 (f)         30             -
  10/18/93+ to 11/30/93.......   0.00        9.91        (.90)           244    2.20* (f)      2.84*(f)         11             -
Class C
  Year ended 11/30/96.........  $(.40)     $10.59        7.81%      $  3,376    2.20% (f)       .94%(f)         98%        $ 0.0536
  Year ended 11/30/95.........   (.39)      10.22       18.63          3,500    2.20  (f)      1.88 (f)        162             -
  Year ended 11/30/94.........   (.41)       8.97       (5.58)         2,651    2.20  (f)      3.60 (f)         30             -
  10/27/93+ to 11/30/93.......   0.00        9.92        (.80)            18    2.20* (f)      3.08*(f)         11             -
-----------------------------------------------------------------------------------------------------------------------------------

                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year or Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains
---------------------         ------------    --------------    --------------   ---------------    --------------    --------------
Growth and Income Fund
  Class A
  Year ended 10/31/96           $  2.71          $   .05              $   .50        $   .55            $  (.05)         $  (.21)
  Year ended 10/31/95              2.35              .02                  .52            .54               (.06)            (.12)
  Year ended 10/31/94              2.61              .06                 (.08)          (.02)              (.06)            (.18)
  Year ended 10/31/93              2.48              .06                  .29            .35               (.06)            (.16)
  Year ended 10/31/92              2.52              .06                  .11            .17               (.06)            (.15)
  Year ended 10/31/91              2.28              .07                  .56            .63               (.09)            (.30)
  Year ended 10/31/90              3.02              .09                 (.30)          (.21)              (.10)            (.43)
  Year ended 10/31/89              3.05              .10                  .43            .53               (.08)            (.48)
  Year ended 10/31/88              3.48              .10                  .33            .43               (.08)            (.78)
  Year ended 10/31/87              3.52              .11                 (.03)           .08               (.12)            0.00
  Year ended 10/31/86              3.01              .12                  .92           1.04               (.13)            (.40)
  Year ended  10/31/85             2.93              .14                  .42            .56               (.15)            (.33)
  Class B
  Year ended 10/31/96           $  2.69          $   .03              $   .51        $   .54            $  (.03)         $  (.21)
  Year ended 10/31/95              2.34              .01                  .49            .50               (.03)            (.12)
  Year ended 10/31/94              2.60              .04                 (.08)          (.04)              (.04)            (.18)
  Year ended 10/31/93              2.47              .05                  .28            .33               (.04)            (.16)
  Year ended 10/31/92              2.52              .04                  .11            .15               (.05)            (.15)
  2/8/91++ to 10/31/91             2.40              .04                  .12            .16               (.04)            0.00
  Class C
  Year ended 10/31/96           $  2.70          $   .03              $   .50        $   .53            $  (.03)         $  (.21)
  Year ended 10/31/95           $  2.34              .01                  .50            .51               (.03)            (.12)
  Year ended 10/31/94              2.60              .04                 (.08)          (.04)              (.04)            (.18)
  5/3/93 ++ to 10/31/93            2.43              .02                  .17            .19               (.02)            0.00
------------------------------------------------------------------------------------------------------------------------------------

 +   Commencement of operations.
++   Commencement of distribution.
 *   Annualized.
**   Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                                         1992                1993              1994             1995              1996
All-Asia Investment Fund
   Class A                                   -                  -                  -           10.57%#            3.62
   Class B                                   -                  -                  -           11.32%#            4.32
   Class C                                   -                  -                  -           11.38%#            4.32
Growth Fund
   Class A                                1.94%              1.84%              1.46%              -                 -
   Class B                                2.65%              2.52%              2.13%              -                 -
   Class C                                   -                  -               2.13%#             -                 -
Premier Growth
   Class A                                3.33%#                -                  -               -                 -
   Class B                                3.78%#                -                  -               -                 -
Net investment income ratios for Premier Growth would have been (.25%#) for Class A and (.75%#) for Class B for this same period.
Global Small Cap Fund
   Class A                                   -                  -                  -            2.61%                -
   Class B                                   -                  -                  -            3.27%                -
   Class C                                   -                  -                  -            3.31%                -
Strategic Balanced Fund
   Class A                                2.05%              1.85%              1.70%1          1.81%             1.76%
                                                                                1.94%#2
   Class B                                2.70%              2.56%              2.42%1          2.49%             2.47%
                                                                                2.64%#2
   Class C                                   -                  -               2.07%#1         2.50%             2.48%
                                                                                2.64%#2
Utility Income Fund
   Class A                                   -             145.63%#            13.72%           4.86%#            3.38
   Class B                                   -             133.62%#            14.42%           5.34%#            4.08
   Class C                                   -             148.03%#            14.42%           5.99%#            4.07
------------------

     # annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1992, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).

(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                     Total       Net Assets               Ratio of Net
                             Total      Net Asset  Investment    At End Of     Ratio Of    Investment
                           Dividends      Value   Return Based     Period      Expenses   Income (Loss)                 Average
                              And        End Of   on Net Asset     (000's     To Average   To Average     Portfolio    Commission
                         Distributions   Period     Value (a)     omitted)    Net Assets   Net Assets   Turnover Rate   Rate (k)
                        --------------   ------   ------------   -----------  ----------  ------------- -------------  ----------

Growth and Income Fund
  Class A
  Year ended 10/31/96       $ (.26)      $ 3.00       21.51%      $  553,151       .97%     1.73%            88%         $ 0.0625
  Year ended 10/31/95         (.18)        2.71       24.21          458,158      1.05      1.88            142                --
  Year ended 10/31/94         (.24)        2.35        (.67)         414,386      1.03      2.36             68                --
  Year ended 10/31/93         (.22)        2.61       14.98          459,372      1.07      2.38             91                --
  Year ended 10/31/92         (.21)        2.48        7.23          417,018      1.09      2.63            104                --
  Year ended 10/31/91         (.39)        2.52       31.03          409,597      1.14      2.74             84                --
  Year ended 10/31/90         (.53)        2.28       (8.55)         314,670      1.09      3.40             76                --
  Year ended 10/31/89         (.56)        3.02       21.59          377,168      1.08      3.49             79                --
  Year ended 10/31/88         (.86)        3.05       16.45          350,510      1.09      3.09             66                --
  Year ended 10/31/87         (.12)        3.48        2.04          348,375       .86      2.77             60                --
  Year ended 10/31/86         (.53)        3.52       34.92          347,679       .81      3.31             11                --
  Year ended 10/31/85         (.48)        3.01       19.53          275,681       .95      3.78             15                --
Class B
  Year ended 10/31/96       $ (.24)      $ 2.99       21.20%      $  235,263      1.78%      .91%            88%         $ 0.0625
  Year ended 10/31/95         (.15)        2.69       22.84          136,758      1.86      1.05            142                --
  Year ended 10/31/94         (.22)        2.34       (1.50)         102,546      1.85      1.56             68                --
  Year ended 10/31/93         (.20)        2.60       14.22           76,633      1.90      1.58             91                --
  Year ended 10/31/92         (.20)        2.47        6.22           29,656      1.90      1.69            104                --
  2/8/91++ to 10/31/91        (.04)        2.52        6.83           10,221      1.99*     1.67*            84                --
Class C
  Year ended 10/31/96       $ (.24)      $ 2.99       20.72%      $   61,356      1.76%      .93%            88%         $ 0.0625
  Year ended 10/31/95         (.15)        2.70       23.30           35,835      1.84      1.04            142                --
  Year ended 10/31/94         (.22)        2.34       (1.50)          19,395      1.84      1.61             68                --
  5/3/93++ to 10/31/93        (.02)        2.60        7.85            7,774      1.96*     1.45*            91                --
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 16.
--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------
The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, L.P.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible bonds. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a non-diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.


The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at August 31, 1996, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government-or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations-- Securities Ratings" and "- -Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at August 31, 1996, approximately 40% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of

Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S.

Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government;
(iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants; (ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations-- Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations-- Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities, while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A
Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion);
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-- dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3977.2 on September 16, 1996, up nearly 8% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year as a result of lower economic growth and decreased tax revenue. Further, the PSBR estimate for the 1996-97 fiscal year has been raised and is expected to be above the European Union limit. As a result, the general government budget deficit for the the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the European Union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and its is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at a level almost identical to that at the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993, is not assured in that Ryutaro Hashimato, the current prime minister, has called for new national elections to be held on October 20, 1996. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed- income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities.

They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                               PURCHASE AND SALE
--------------------------------------------------------------------------------
                                   OF SHARES
-------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                             Initial Sales Charge
                            as % of                           Commission to
                           Net Amount        as % of         Dealer/Agent as %
Amount Purchased           Invested        Offering Price   of Offering Price
-------------------------------------------------------------------------------
Less than $100,000          4.44%            4.25%               4.00%
-------------------------------------------------------------------------------
$100,000 to
less than $250,000          3.36             3.25                3.00
-------------------------------------------------------------------------------
$250,000 to
less than $500,000          2.30             2.25                2.00
-------------------------------------------------------------------------------
$500,000 to
less than $1,000,000        1.78             1.75                1.50
-------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

                    Year Since Purchase                CDSC
                    ---------------------------------------
                    First...........................   4.0%
                    Second..........................   3.0%
                    Third...........................   2.0%
                    Fourth..........................   1.0%
                    Fifth...........................   None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares

The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000.

Each Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or other financial intermediary, or its affiliate or agent, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                            Principal occupation
                                                               during the past
      Fund           Employee; year; title                       five years
--------------------------------------------------------------------------------

The Alliance Fund    Alden M. Stewart since 1997--          Associated with
                     Executive Vice President of            Alliance since
                     Alliance Capital Management            1993; prior
                     Corporation (ACMC*)                    thereto,
                                                            associated with
                                                            Equitable Capital

                     Randall E. Haase since 1997--          Associated with
                     Senior Vice President of ACMC          Alliance since July
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital
                                                            Management
                                                            Corporation
                                                            ("Equitable
                                                            Capital")**

Growth Fund          Tyler Smith since inception--          Associated with
                     Senior Vice President of ACMC          Alliance since
                                                            July 1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

Premier Growth Fund  Alfred Harrison since inception--      Associated with
                     Vice Chairman of ACMC                  Alliance

Technology Fund      Peter Anastos since 1992--             Associated with
                     Senior Vice President of ACMC          Alliance

                     Gerald T. Malone since 1992--          Associated with
                     Senior Vice President of ACMC          Alliance since
                                                            1992; prior
                                                            thereto
                                                            associated with
                                                            College
                                                            Retirement
                                                            Equities Fund

Quasar Fund           Alden M. Stewart since 1994--         (see above)
                      (see above)

                      Randall E. Haase since 1994--         (see above)
                      (see above)

International Fund    A. Rama Krishna since 1993--          Associated with
                      Senior Vice President of ACMC         Alliance; since
                      and director of Asian Equity          1993; prior
                      research                              thereto,
                                                            Chief Investment
                                                            Strategist and
                                                            Director--Equity
                                                            Research for CS
                                                            First Boston

Worldwide             Mark H. Breedon since inception---    Associated
Privatization         Senior Vice President of ACMC         with
                      and Director and Vice President       Alliance
                      of Alliance Capital Limited ***

New Europe Fund       Nigel Hankin since 1996---            Associated with
                      Vice President of ACMC                Alliance since
                                                            1996; prior
                                                            thereto, portfolio
                                                            manager at
                                                            Draycott Partners.

                      Gregory Eckersley since 1996---       Associated with
                      Vice President of ACMC                Alliance since
                                                            1996; prior
                                                            thereto, portfolio
                                                            manager at
                                                            Draycott Partners.

All-Asia Investment   A. Rama Krishna since inception--     (see above)
Fund                  (see above)

Global Small Cap      Alden M. Stewart since 1994--         (see above)
Fund                  (see above)

                      Randall E. Haase since 1994--         (see above)
                      (see above)

                      Ronald L. Simcoe since 1993--         Associated with
                      Vice President of ACMC                Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                                                            Principal occupation
                                                               during the past
      Fund           Employee; year; title                       five years
--------------------------------------------------------------------------------
Strategic Balanced   Robert G. Heisterberg                  Associated with
Fund                 since 1996--Senior Vice                Alliance
                     President of ACMC

Balanced Shares      Kevin J. O'Brien since 1996--          Associated with
                     Senior Vice President of ACMC          Alliance

Income Builder Fund  Andrew M. Aran since 1994--            Associated with
                     Senior Vice President of ACMC          Alliance

                     Thomas M. Perkins since 1991--         Associated with
                     Senior Vice President of ACMC          Alliance

Utility Income Fund  Paul Rissman since 1996--              Associated with
                     Vice President of ACMC.                Alliance

Growth & Income      Paul Rissman since 1994--              Associated with
Fund                 (see above)                            Alliance
--------------------------------------------------------------------------------
   * The sole general partner of Alliance.
  ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
 *** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totaling more than $173 billion (of which approximately $59 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, Alliance was an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia- Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each of Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:

                                 Amount of Unreimbursed Distribution Expenses
                                        (as % of Net Assets of Class)
                                 --------------------------------------------
                                          Class B                Class C
                                 --------------------------------------------

Alliance Fund                    $ 2,718,791     (6.12%)  $  815,553  (5.87%)
Growth Fund                      $63,986,412     (2.56%)  $2,280,463  (0.57%)
Premier Growth Fund              $ 9,179,357     (2.27%)  $  597,937  (0.99%)
Technology Fund                  $20,749,046     (3.14%)  $  892,004  (0.82%)
Quasar Fund                      $ 3,754,485     (3.34%)  $  408,356  (1.43%)
International Fund               $ 2,164,342     (2.99%)  $  588,872  (2.18%)
Worldwide Privatization Fund     $ 4,025,624     (4.85%)  $   62,445  (2.62%)
New Europe Fund                  $ 2,109,619     (4.94%)  $  394,639  (3.89%)
All-Asia Investment Fund         $ 1,402,190     (5.90%)  $   93,183  (2.20%)
Global Small Cap Fund            $ 1,345,113     (9.44%)  $  442,584 (10.74%)
Strategic Balanced Fund          $   957,033     (3.36%)  $  290,100  (9.19%)
Balanced Shares                  $ 1,233,618     (6.71%)  $  349,587  (5.73%)
Income Builder Fund              $   748,972    (12.97%)  $1,789,259  (4.03%)
Utility Income Fund              $ 1,114,037     (8.21%)  $  406,214 (12.03%)
Growth and Income Fund           $ 5,883,895     (2.50%)  $  975,417  (1.59%)

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                   AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING
AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.







This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."


                                                     SUBSCRIPTION APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
                                                     THE ALLIANCE STOCK FUNDS
                                        (see instructions at the front of the application)

====================================================================================================================================
                                           1.  Your Account Registration (Please Print)
====================================================================================================================================


[ ]  INDIVIDUAL OR JOINT ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Owner's Name (First Name)                 (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Social Security Number (Required to open account)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Joint Owner's Name* (First Name)          (MI)                 (Last Name)
     * Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


[ ]  GIFT/TRANSFER TO A MINOR

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Custodian - One Name Only (First Name)    (MI)                 (Last Name)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Minor (First Name)                        (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Minor's Social Security Number (Required to open account)   Under the State of________ (Minor's Residence)
                                                                 Uniform Gifts/Transfer to Minor's Act

[ ]  TRUST ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trustee

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust (cont'd)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Trust Dated                                  Tax ID or Social Security Number (Required to open account)

[ ]  OTHER

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

     [ ][ ][ ][ ][ ][ ][ ][ ][ ]                  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Tax ID Number                                              Trustee Name (Retirement Plans Only)

====================================================================================================================================
                                                         2.  Your Address
====================================================================================================================================

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Street

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     City                                         State                      Zip Code

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     If Non-U.S., Specify Country

     [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]         [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]
     Daytime Phone                                Evening Phone

     I am a:    [ ] U.S. Citizen        [ ] Non-Resident Alien          [ ] Resident Alien      [ ] Other




                                                       For Alliance Use Only






------------------------------------------------------------------------------------------------------------------------------------
                                                    3. YOUR INITIAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

The minimum investment is $250 per fund.  The maximum investment in Class B is $250,000; Class C is $5,000,000.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.
Dividend and Capital Gain Distribution Options:         R   Reinvestment distributions into my fund account.
                                                        -   --------------------------

------------------------------------------              C   Send my distributions in cash to the address I have provided in
        BROKER/DEALER USE ONLY                          -   -----------------------------
            WIRE CONFIRM #                                  Section 2.  (Complete Section 4D for direct deposit to your bank
------------------------------------------                  account.  Complete Section 4E for payment to a third party.)

                                                        D   Direct my distributions to another Alliance fund.  Complete the
------------------------------------------              -   ------------------------------------------------
                                                            appropriate portion of Section 4A to direct your distributions
                                                            (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).
------------------------------------
                                                           CLASS OF SHARES
     Make all checks payable to:       -------------------------------------------------------  DISTRIBUTIONS OPTIONS
       Alliance Fund Services                                CONTINGENT                               *CIRCLE*
                                         INITIAL SALES        DEFERRED         ASSET-BASED       ---------------------
------------------------------------         CHARGE         SALES CHARGE       SALES CHARGE                  CAPITAL
        ALLIANCE FUND NAME                     A                 B                  C           DIVIDENDS     GAINS
------------------------------------   ----------------  ------------------  ----------------   ---------   ---------
The Alliance Fund                      $           (44)  $             (43)  $          (344)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Growth Fund                                        (31)                (01)             (331)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Premier Growth Fund                                (78)                (79)             (378)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Technology Fund                                    (82)               (282)             (382)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Quasar Fund                                        (26)                (29)             (326)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
International Fund                                 (40)                (41)             (340)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Worldwide Privatization Fund                      (112)               (212)             (312)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
New Europe Fund                                    (62)                (58)             (362)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
All-Asia Investment Fund                          (118)               (218)             (318)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Global Small Cap Fund                              (45)                (48)             (345)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Strategic Balanced Fund                            (32)                (02)             (332)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Balanced Shares                                    (96)                (75)             (396)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Income Builder Fund                               (111)               (211)             (311)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Utility Income Fund                                (09)               (209)             (309)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                               (94)                (74)             (394)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
                                                                                                R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT                $                 $                   $
---------------------------------------------------------------------------------------------

MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS:   [ ][ ][ ][ ][ ][ ][ ][ ][ ]

--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-----------------------------------
A. AUTOMATIC INVESTMENT PLANS (AIP)
-----------------------------------
[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also).

                                Monthly Dollar Amount            Day of Withdrawal
Fund Name                       ($25 minimum)                    (1st thru 31st)                 Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------

*Your bank must be a member of the National Automated Clearing House Association (NACHA).


[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares another Alliance fund.

"From" Fund Name                "From" Fund Account #            "To" Fund Name                  "To" Fund Account #
                                (if existing)                                                    (if existing)
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------

[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                      "From" Fund Account #    Dollar Amount   Day of Exchange/**/                            "To" Fund Account #
"From" Fund Name      (if existing)            ($25 minimum)   (1st thru 31st)       "To" Fund Name           (if existing)
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------

/**/ Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.


------------------------------------
B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
    . $10,000 for monthly payments,         . $5,000 for bi-monthly payments,
               . $4,000 for quarterly or less frequent payments
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.


[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares                           Dollar Amount ($50 minimum)              Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------


PLEASE SEND MY SWP PROCEEDS TO:

   [ ] MY CHECKING ACCOUNT (via EFT)-
                                                                  (1st - 31st)
       I would like to have these payments occur on or about the [            ]
       of the months circled above. (Complete Section 4D)

   [ ] MY ADDRESS OF RECORD (via CHECK)

   [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)


                                                                  60088GEN-MIApp

------------------------------------
C. PURCHASES AND REDEMPTIONS VIA EFT
------------------------------------

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  PURCHASES AND REDEMPTIONS VIA EFT

  [ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.
      In the case of shares purchased by check, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

-------------------
D. BANK INFORMATION
-------------------

 This bank account information will be used for:
 [ ] Distributions (Section 3)           [ ] Automatic Investments (Section 4A)
 [ ] Systematic Withdrawals (Section 4B) [ ] Telephone Transactions (Section 4C)

 Please attach a voided check:

                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




 Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.

 For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

------------------------------
E. THIRD PARTY PAYMENT DETAILS
------------------------------

 This third party payee information will be used for:

 [ ] Distributions (Section 3)          [ ] Systematic Withdrawals (Section 4B)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 1

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 2

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 3


---------------------------------
F. REDUCED CHARGES (CLASS A ONLY)
---------------------------------
 If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

 A. RIGHT OF ACCUMULATION

 [ ] Please link the tax idemnification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

 B. STATEMENT OF INTENT

 [ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

 [ ] $100,000   [ ] $250,000    [ ] $500,000    [ ] $1,000,000

     If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.



-------------------------- -------------------------- --------------------------
Tax ID or Account #        Tax ID or Account #        Tax ID or Account #

--------------------------------------------------------------------------------
     5. SHAREHOLDER AUTHORIZATION           This section MUST be completed
                                                         ----
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]  I do not elect the telephone     [_]  I do not elect the telephone
          ---                                   ---
     exchange service.                     redemption by check service.



I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid back-up withholding.


------------------------------------    ------------------
Signature                               Date

------------------------------------    ------------------   -----------------
Signature                               Date                 Acceptance Date


--------------------------------------------------------------------------------
      DEALER/AGENT AUTHORIZATION For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------------   -----------------------------------
Dealer/Agent Firm                           Authorized Signature

-----------------------------------------   ------   --------------------------
Representative First Name                   MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                       State             Zip Code

                                           (                )
--------------------------------------------------------------------------------
Branch Number                              Branch Phone

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS

The Alliance Fund       International Fund              Strategic Balance Fund
Growth Fund             Worldwide Privatization Fund    Balanced Shares
Premier Growth Fund     New Europe Fund                 Income Builder Fund
Technology Fund         All-Asia Investment Fund        Utility Income Fund
Quasar Fund             Global Small Cap Fund           Growth & Income Fund
--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application and          For certified or overnight
mail it to:                                  deliveries, send to:
     Alliance Fund Services, Inc.            Alliance Fund Services, Inc.
     P.O. Box 1520                           500 Plaza Drive
     Secaucus, New Jersey 07096-1520         Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

[RIGHT ARROW]  Individuals, Joint Tenants and Gift/Transfer to a Minor:
                  . Indicate your name(s) exactly as it appears on your social security card.

[RIGHT ARROW]  Trust/Other:
                  . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
--------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672.

                                 THE ALLIANCE
--------------------------------------------------------------------------------
                                  STOCK FUNDS
--------------------------------------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618


                          PROSPECTUS ANd APPLICATION
                                (ADVISOR CLASs)

                               February 3, 1997

Domestic Stock Funds                    Global Stock Funds

-The Alliance Fund                      -Alliance International Fund
-Alliance Growth Fund                   -Alliance Worldwide
-Alliance Premier Growth Fund             Privitization Fund
-Alliance Technology Fund               -Alliance New Europe Fund
-Alliance Quasar Fund                   -Alliance All-Asia Investment
                                          Fund
                                        -Alliance Global Small Cap
                                          Fund


                       Total Return Funds

                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund



Table of Contents                             Page

The Funds at a Glance..........................  2
Expense Information............................  4
Glossary.......................................  6
Description of the Funds....................... 10
   Investment Objectives and Policies.......... 10
   Additional Investment Practices............. 18
   Certain Fundamental Investment Policies..... 25
   Risk Considerations......................... 27
Purchase and Sale of Shares.................... 31
Management of the Funds........................ 33
Dividends, Distributions and Taxes............. 34
Conversion Feature............................. 36
General Information............................ 45


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) to certain other categories of purchases described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


ALLIANCE(R)
Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $173 billion in assets under management as of September 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

DOMESTIC STOCK FUNDS

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


GLOBAL STOCK FUNDS

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

TOTAL RETURN FUNDS

Strategic Balanced Fund
Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares
Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund
Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund
Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund
Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .
The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .
Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and
(iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion Feature--Conversion to Class A Shares." Generally, a fee-based program must charge an asset-based or other similar fee and must invest in the aggregate at least $250,000 in Advisor Class shares of all Alliance Mutual Funds, including the Fund, in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to minimum initial and subsequent investment levels than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."

Alliance(R)
Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                           Advisor Class Shares
                                                           --------------------
Maximum sales charge imposed on purchases...............             None
Sales charge imposed on dividend reinvestments..........             None
Deferred sales charge...................................             None
Exchange fee............................................             None
--------------------------------------------------------------------------------


          Operating Expenses                               Examples
------------------------------------------    --------------------------------
Alliance Fund                Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees              .70%           After 1 year          $   9
   12b-1 fees                  None            After 3 years         $  27
   Other expenses (a)           .15%           After 5 years         $  47
                               -----           After 10 years        $ 105
   Total fund
    operating expenses (b)      .85%
                               =====

Growth Fund                  Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees              .75%           After 1 year          $  10
   12b-1 fees                  None            After 3 years         $  32
   Other expenses (a)           .25%           After 5 years         $  55
                               -----           After 10 years        $ 122
   Total fund
    operating expenses (b)     1.00%
                               =====

Premier Growth Fund          Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees             1.00%           After 1 year          $  13
   12b-1 fees                  None            After 3 years         $  42
   Other expenses (a)           .32%           After 5 years         $  72
                               ----            After 10 years        $ 159
   Total fund
    operating expenses (b)     1.32%
                               ====

Technology Fund              Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees (g)         1.11%           After 1 year          $  15
   12b-1 fees                  None            After 3 years         $  46
   Other expenses (a)           .33%           After 5 years         $  79
                               ----            After 10 years        $ 172
   Total fund
    operating expenses (b)     1.44%
                               ====

Quasar Fund                  Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees (g)         1.15%           After 1 year          $  16
   12b-1 fees                  None            After 3 years         $  50
   Other expenses (a)           .43%           After 5 years         $  86
                               ----            After 10 years        $ 188
   Total fund
    operating expenses (b)     1.58%
                               ====

International Fund           Advisor Class                      Advisor Class
                             -------------                      -------------
   Management fees (g)          .92%           After 1 year          $  16
   12b-1 fees                  None            After 3 years         $  49
   Other expenses (a)           .63%
                               ----
   Total fund
     operating expenses (b)    1.55%
                               ====

--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page
6.


          Operating Expenses                                    Examples
------------------------------------------         --------------------------------
World Privatization Fund        Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                   1.00%          After 1 year           $  16
   12b-1 fees                        None           After 3 years          $  50
   Other expenses (a)                 .57%
                                     ----
   Total fund
    operating expenses (b)           1.57%
                                     ====

New Europe Fund                 Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                   1.07%          After 1 year           $  19
   12b-1 fees                        None           After 3 years          $  58
   Other expenses (a)                 .77%
                                     ----
   Total fund
    operating expenses (b)           1.84%
                                     ====
All-Asia Investment Fund        Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees
    (after waiver) (c)                .75%          After 1 year           $  31
   12b-1 fees                        None           After 3 years          $  95
   Other expenses                                   After 5 years          $ 161
    Administration fees (d)           .15%          After 10 years         $ 338
    Other operating expenses (a)     2.17%
                                     ----
   Total other expenses              2.32%
                                     ----
   Total fund
    operating expenses (b) (e)       3.07%
                                     ====

Global Small Cap Fund           Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                   1.00%          After 1 year           $  22
   12b-1 fees                        None           After 3 years          $  69
   Other expenses (a)                1.21%
                                     ----
   Total fund
    operating expenses (b)           2.21%
                                     ====

Strategic Balanced Fund         Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees
    (after waiver) (c)                .38%          After 1 year           $  11
   12b-1 fees                        None           After 3 years          $  35
   Other expenses (a)                 .72%
                                      ----
   Total fund
    operating expenses (b) (e)       1.10%
                                     ====

Balanced Shares                 Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                    .63%          After 1 year           $  12
   12b-1 fees                        None           After 3 years          $  36
   Other expenses (a)                 .51%
                                     ----
   Total fund
    operating expenses (b)           1.14%
                                     ====

Income Builder Fund             Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                    .75%          After 1 year           $  19
   12b-1 fees                        None           After 3 years          $  59
   Other expenses (a)                1.20%          After 5 years          $ 100
                                     ----           After 10 years         $ 211
   Total fund
    operating expenses (b)           1.95%
                                     ====

Utility Income Fund             Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                   0.00%          After 1 year           $  12
    (after waiver) (c)                              After 3 years          $  38
   12b-1 fees                        None           After 5 years          $  66
   Other expenses (a)                1.20%          After 10 years         $ 145
                                     ----
   Total fund
    operating expenses (b) (f)       1.20%
                                     ====


          Operating Expenses                                    Examples
------------------------------------------         --------------------------------
Growth and Income Fund          Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                     .51%         After 1 year          $   8
   12b-1 fees                         None          After 3 years         $  24
   Other expenses (a)                  .25%         After 5 years         $  42
                                      ----          After 10 years        $  94
   Total fund
    operating expenses (b)             .76%
                                      ====

--------------------------------------------------------------------------------
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.

(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.

(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.46%. In the absence of such waiver and reimbursements total fund operating expenses for All-Asia Investment Fund would have been 3.32% annualized.

(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.08%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.




The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The information shown in the table for the Alliance Fund, Growth Fund, Premier Growth Fund, Technology Fund, Quasar Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Growth and Income Fund reflects expenses based on the Funds' most recent fiscal periods. For all other Funds, "Other Expenses" are based on estimated amounts for those Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                                   GLOSSARY
--------------------------------------------------------------------------------
The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.


Fitch is Fitch Investors Service L.P.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables on the following pages present per share income and capital changes for an Advisor Class share outstanding throughout each period indicated for Alliance Fund, Growth Fund, Premier Growth Fund, Technology Fund, All-Asia Investment Fund, Utility Income Fund and Growth and Income Fund. Information for Alliance Fund, Growth Fund, Premier Growth Fund, Utility Income Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent auditors for each such Fund, and for All-Asia Investment Fund and Technology Fund by Ernst & Young LLP, the independent auditors for each such Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


Information with respect to Strategic Balanced, Balanced, Worldwide Privatization, International Fund, New Europe Fund, Global Small Cap Fund, Quasar Fund and Income Builder is not presented as no Advisor Class Shares were outstanding as of the completion of those Fund's most recent fiscal year.


                              Net                          Net               Net
                             Asset                     Realized and       Increase
                             Value                      Unrealized       (Decrease) in    Dividends From  Distributions
                          Beginning Of Net Investment Gain (Loss) On Net Investment Value Net Investment    From Net
  Fiscal Year or Period      Period     Income (Loss)   Investments     From Operations      Income       Realized Gains
  ---------------------   ------------ -------------- -------------- ------------------- ---------------- --------------

Alliance Fund
  Advisor Class
  10/2/96+ to 11/30/96      $ 6.99         $0.00           $ .72           $ .72               $0.00          $0.00

Growth Fund
  Advisor Class
  10/2/96+ to 10/31/96      $34.14         $0.00 (b)       $ .77           $ .77               $0.00          $0.00

Premier Growth Fund
  Advisor Class
  10/2/96+ to 11/30/96      $15.94         $(0.01)(b)      $2.06           $2.05               $0.00          $0.00

Technology Fund
 Advisor Class
 10/2/96+ to 11/30/96       $47.32        $(0.05)(b)       $3.90           $3.85               $0.00          $0.00

All-Asia Investment Fund
 Advisor Class
 10/2/96+ to 10/31/96       $11.65         $0.00 (c)      $(0.61)         $(0.61)              $0.00          $0.00

Utility Income Fund
 Advisor Class
 10/2/96+ to 11/30/96       $ 9.95         $0.03 (c)       $0.61           $0.64               $0.00          $0.00

Growth and Income Fund
 Advisor Class
 10/2/96+ to 10/31/96       $ 2.97         $0.00           $0.03           $0.03               $0.00          $0.00

+    Commencement of distribution.

*    Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.

(c)  Net of fee waiver and/or expense reimbursement.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent fiscal year, their expense ratios would have been as follows:
                                   1996
     All-Asia Investment Fund
           Advisor Class           5.54%#
     Utility Income Fund
           Advisor Class           3.08%#
     -------------------
     # annualized

(e) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                       Total       Net Assets                Ratio of Net
                           Total        Net Asset    Investment     At End Of     Ratio Of    Investment
                         Dividends        Value     Return Based     Period       Expenses   Income (Loss)                 Average
                            and          End of    on Net Asset     (000's      To Average   To Average      Portfolio   Commission
 Fiscal Year or Period  Distributions    Period       Value(a)      omitted)    Net Assets   Net Assets    Turnover Rate   Rate (e)
----------------------  -------------  ---------   ------------   -----------   ----------  -------------  -------------  ----------

Alliance Fund
  Advisor Class
  10/2/96 to 11/30/96+       $0.00        $ 7.71       10.30%          $1,083      0.89%*       0.38%*             80%       $0.0646

Growth Fund
  Advisor Class
  10/2/96 to 10/31/96+       $0.00        $34.91        2.26%         $   946      1.26%*       0.50%*             46%       $0.0584

Premier Growth Fund
  Advisor Class
  10/2/96 to 11/30/96        $0.00        $17.99       12.86%         $ 1,922      1.50%*       (.48)%*            95%       $0.0651

Technology Fund
  Advisor Class
  10/2/96 to 11/30/96+       $0.00        $51.17        8.14%         $   566      1.75%*      (1.21)%*            30%       $0.0612

All-Asia Investment Fun
  Advisor Class
  10/2/96 to 10/31/96+       $0.00        $11.04       (5.24)%        $    27      3.07%*(d)    1.63%*             66%       $0.0280

Utility Income Fund
  Advisor Class
  10/2/96 to 11/30/96+       $0.00        $10.59        6.33%         $    33      1.20%*(d)    4.02%*             98%       $0.0536

Growth and Income Fund
  Advisor Class
  10/2/96 to 10/31/96+       $0.00        $ 3.00        1.01%         $    87      0.37%*       3.40%*            88%        $0.0625

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds
The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund
The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund
Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund
Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a non-diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund
Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund
Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds
The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund
Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at August 31, 1996, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund
Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund
Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at August 31, 1996, approximately 40% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund
Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund
Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds
The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income. Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government;
(iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares
Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund
Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts;
(vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund
Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund
Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES
Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 36. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS
Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3977.2 on September 16, 1996, up nearly 8% from the end of 1995.

The public sector borrowing requirement (OPSBRO), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995--96 fiscal year as a result of lower economic growth and decreased tax revenue. Further, the PSBR estimate for the 1996-97 fiscal year has been raised and is expected to be above the European Union limit. As a result, the general government budget deficit for the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the European Union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and it is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at a level almost identical to that at the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993, is not assured in that Ryutaro Hashimoto, the current prime minister, has called for new national elections to be held on October 20, 1996. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHAREs
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets,
(iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature."

Generally, a fee-based program must charge an asset-based or other similar fee and must invest in the aggregate at least $250,000 in Advisor Class shares of all Alliance Mutual Funds, including the Fund, in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund and under a 403(b)(7) retirement plan. Share certificates are issued only upon request. See the Subscription Application and the Statement of Additional Information for more information.

The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares

The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

HOW TO SELL SHARES

You may "redeem," i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a OCDSCO) and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or

CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                             Principal occupation
                                                                during the past
        Fund                 Employee; year; title               five years
-----------------------------------------------------------------------------------
The Alliance Fund            Alden M. Stewart since 1997--     Associated with
                             Executive Vice President of       Alliance since 1993;
                             Alliance Capital Management       prior thereto,
                             Corporation ("ACMC")              associated with
                                                               Equitable Capital

                             Randall E. Haase since 1997--     Associated with
                             Senior Vice President of ACMC     Alliance since July
                                                               1993; prior
                                                               thereto,
                                                               associated with
                                                               Equitable Capital

Growth Fund                  Tyler Smith since inception--     Associated with
                             Senior Vice President of ACMC     Alliance since
                                                               July 1993; prior
                                                               thereto,
                                                               associated with
                                                               Equitable Capital
                                                               Management
                                                               Corporation
                                                               ("Equitable
                                                               Capital")**

Premier Growth Fund          Alfred Harrison since inception-- Associated with
                             Vice Chairman of ACMC             Alliance

Technology Fund              Peter Anastos since 1992--        Associated with
                             Senior Vice President of ACMC     Alliance

                             Gerald T. Malone since 1992--     Associated with
                             Senior Vice President of ACMC     Alliance since
                                                               1992; prior
                                                               thereto
                                                               associated with
                                                               College
                                                               Retirement
                                                               Equities Fund

Quasar Fund                  Alden M. Stewart since 1994--     (see above)
                             (see above)

                             Randall E. Haase since 1994--     (see above)
                             (see above)

International Fund           A. Rama Krishna since 1993--      Associated with
                             Senior Vice President of ACMC     Alliance since
                             and director of Asian Equity      1993, prior
                             research                          thereto,
                                                               Chief Investment
                                                               Strategist and
                                                               Director--Equity
                                                               Research for CS
                                                               First Boston

Worldwide Privatization      Mark H. Breedon since inception-- Associated with
                             Senior Vice President of ACMC     Alliance
                             and Director and Vice President
                             of Alliance Capital Limited ***

New Europe Fund              Nigel Hankin since 1996--         Associated with
                             Vice President  of ACMC           Alliance since
                                                               1996; prior
                                                               thereto portfolio
                                                               manager of
                                                               Draycott Partners

                             Gregory Eckersley since 1996--    Associated with
                             Vice President  of ACMC           Alliance since
                                                               1996; prior
                                                               thereto portfolio
                                                               manager of
                                                               Draycott Partners

All-Asia Investment          A. Rama Krishna since inception-- (see above)
Fund                         (see above)

Global Small Cap             Alden M. Stewart since 1994--      (see above)
Fund                         (see above)

                             Randall E. Haase since 1994--      (see above)
                             (see above)

                             Ronald L. Simcoe since 1993--      Associated with
                             Vice President of ACMC             Alliance since
                                                                1993; prior thereto,
                                                                associated with
                                                                Equitable Capital

Strategic Balanced           Robert G. Heisterberg since 1996-- Associated with
Fund                         Senior Vice President of ACMC      Alliance

Balanced Shares              Kevin J. O'Brien since 1996--      Associated with
                             Senior Vice President of ACMC      Alliance

Income Builder Fund          Andrew M. Aran since 1994--        Associated with
                             Senior Vice President of ACMC      Alliance

                             Thomas M. Perkins since 1991--     Associated with
                             Senior Vice President of ACMC      Alliance

Utility Income Fund          Paul Rissman since 1996--          Associated with
                             Vice President of ACMC             Alliance

Growth & Income              Paul Rissman since 1994--          Associated with
Fund                         (see above)                        Alliance
-----------------------------------------------------------------------------------

     *    The sole general partner of Alliance.
     ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
     ***  An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totaling more than $173 billion (of which approximately $59 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, Alliance was an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia- Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management.

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax, law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              CONVERSION FEATURE
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "--How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with an investment advisor or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                             Class A Shares
                                                             --------------
Maximum sales charge imposed on purchases (as a percentage
of offering price) (a).....................................  None (sales charge waived)

Sales charge imposed on dividend reinvestments.............      None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower)........................................      None

Exchange fee...............................................      None

-------------------------------------------------------------------------------
           Operating Expenses                           Examples(a)
--------------------------------------------    ---------------------------
Alliance Fund                      Class A                        Class A
                                   -------                        -------
   Management fees                   .70%       After 1 year        $ 11
   12b-1 fees                        .19%       After 3 years       $ 33
   Other expenses (b)                .15%       After 5 years       $ 57
   Total fund                      -------      After 10 years      $127
    operating expenses              1.04%
                                   =======
Growth Fund                        Class A                        Class A
                                   -------                        -------
   Management fees                   .75%       After 1 year        $ 13
   12b-1 fees                        .30%       After 3 years       $ 41
   Other expenses (b)                .25%       After 5 years       $ 71
   Total fund                      -------      After 10 years      $157
    operating expenses              1.30%
                                   =======
Premier Growth Fund                Class A                        Class A
                                   -------                        -------
   Management fees                  1.00%       After 1 year        $ 17
   12b-1 fees                        .33%       After 3 years       $ 52
   Other expenses (b)                .32%       After 5 years       $ 90
   Total fund                      -------      After 10 years      $195
    operating expenses              1.65%
                                   =======
Technology Fund                    Class A                        Class A
                                   -------                        -------
   Management fees (g)              1.11%       After 1 year        $ 18
   12b-1 fees                        .30%       After 3 years       $ 55
   Other expenses (b)                .33%       After 5 years       $ 94
   Total fund                      -------      After 10 years      $205
    operating expenses              1.74%
                                   =======
--------------------------------------------------------------------------------

    Please refer to the footnotes on page 38.

       Operating Expenses                                  Examples
------------------------------------------      ---------------------------
Quasar Fund                       Class A                         Class A
                                  -------                         -------
   Management fees (g)             1.15%        After 1 year        $ 18
   12b-1 fees                       .21%        After 3 years       $ 56
   Other expenses (b)               .43%        After 5 years       $ 97
   Total fund                     -------       After 10 years      $211
    operating expenses             1.79%
                                  =======
International Fund                Class A                         Class A
                                  -------                         -------
   Management fees (g)              .92%        After 1 year        $ 17
   12b-1 fees                       .17%        After 3 years       $ 54
   Other expenses (b)               .63%        After 5 years       $ 93
   Total fund                     -------       After 10 years      $203
    operating expenses             1.72%
                                  =======
Worldwide Privatization Fund      Class A                         Class A
                                  -------                         -------
   Management fees                 1.00%        After 1 year        $ 19
   12b-1 fees                       .30%        After 3 years       $ 59
   Other expenses (b)               .57%        After 5 years       $101
   Total fund                     -------       After 10 years      $219
    operating expenses             1.87%
                                  =======
New Europe Fund                   Class A                         Class A
                                  -------                         -------
   Management fees                 1.07%        After 1 year        $ 22
   12b-1 fees                       .30%        After 3 years       $ 67
   Other expenses (b)               .77%        After 5 years       $115
   Total fund                     -------       After 10 years      $247
    operating expenses             2.14%
                                  =======
All-Asia Investment Fund          Class A                          Class A
                                  -------                         -------
   Management fees                              After 1 year        $ 34
    (after waiver) (c)              .75%        After 3 years       $104
   12b-1 fees                       .30%        After 5 years       $176
   Other expenses                               After 10 years      $366
     Administration fees(d)         .15%
     Other operating expenses (b)  2.17%
                                   ------
   Total other expenses            2.32%
   Total fund                      ------
    operating expenses (e)         3.37%
                                  =======
Global Small Cap Fund             Class A                         Class A
                                  -------                         -------
   Management fees                 1.00%        After 1 year        $ 25
   12b-1 fees                       .30%        After 3 years       $ 78
   Other expenses (b)              1.21%        After 5 years       $134
   Total fund                     -------       After 10 years      $285
    operating expenses             2.51%
                                  =======
Strategic Balanced Fund           Class A                         Class A
                                  -------                         -------
   Management fees
    (after waiver) (c)              .38%        After 1 year        $ 14
   12b-1 fees                       .30%        After 3 years       $ 44
   Other expenses (b)               .72%        After 5 years       $ 77
   Total fund                     -------       After 10 years      $168
    operating expenses (e)         1.40%
                                  =======
Balanced Shares                   Class A                         Class A
                                  -------                         -------
   Management fees                  .63%        After 1 year        $ 14
   12b-1 fees                       .24%        After 3 years       $ 44
   Other expenses (b)               .51%        After 5 years       $ 76
   Total fund                     -------       After 10 years      $166
    operating expenses             1.38%
                                  =======
--------------------------------------------------------------------------------

Please refer to the footnotes on page 38.

          Operating Expenses                           Examples
------------------------------------------   ----------------------------
Income Builder Fund               Class A                         Class A
                                  -------                         -------
   Management fees                  .75%        After 1 year       $ 22
   12b-1 fees                       .30%        After 3 years      $ 69
   Other expenses (b)              1.20%        After 5 years      $118
   Total fund                      ----         After 10 years     $253
    operating expenses             2.25%
                                   ====
Utility Income Fund               Class A                         Class A
                                  -------                         -------
   Management fees
    (after waiver) (c)             0.00%        After 1 year       $ 15
   12b-1 fees                       .30%        After 3 years      $ 47
   Other expenses (b)              1.20%        After 5 years      $ 82
   Total fund                      ----         After 10 years     $179
    operating expenses (f)         1.50%
                                   ====
Growth and Income Fund            Class A                         Class A
                                  -------                         -------
   Management fees                  .51%        After 1 year       $ 10
   12b-1 fees                       .21%        After 3 years      $ 31
   Other expenses (b)               .25%        After 5 years      $ 54
   Total fund                       ---         After 10 years     $119
    operating expenses              .97%
                                    ===
--------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.
(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.
(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76% for Class A shares. In the absence of such waiver and reimbursements, total fund operating expenses for All-Asia Investment Fund would have been 3.62% for Class A shares annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.38% for Class A shares.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class A shares of Global Small Cap Fund and Worldwide Privatization Fund are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

Financial Highlights. The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK

                           Net                                  Net Increase
                          Asset         Net      Net Realized   (Decrease) In   Dividends
                          Value      Investment  and Unrealized   Net Asset     From Net     Distributions
                       Beginning Of    Income    Gain (Loss) On  Value From    Investment      From Net
Fiscal Year of  Period    Period       (Loss)     Investments    Operations      Income      Realized Gains
---------------------  ------------  ----------  --------------  -----------   ----------    --------------
ALLIANCE FUND
  Class A
  Year ended 11/30/96    $ 7.72        $ .02        $ 1.06        $ 1.08        $(.02)            $(1.07)
  Year ended 11/30/95      6.63          .02          2.08          2.10         (.01)             (1.00)
  1/1/94 to 11/30/94**     6.85          .01          (.23)         (.22)        0.00               0.00
  Year ended 12/31/93      6.68          .02           .93           .95         (.02)              (.76)
  Year ended 12/31/92      6.29          .05           .87           .92         (.05)              (.48)
  Year ended 12/31/91      5.22          .07          1.70          1.77         (.07)              (.63)
  Year ended 12/31/90      6.87          .09          (.32)         (.23)        (.18)             (1.24)
  Year ended 12/31/89      5.60          .12          1.19          1.31         (.04)              0.00
  Year ended 12/31/88      5.15          .08           .80           .88         (.08)              (.35)
  Year ended 12/31/87      6.87          .08           .27           .35         (.13)             (1.94)
  Year ended 12/31/86     11.15          .11           .87           .98         (.10)             (5.16)
  Year ended 12/31/85      9.18          .20          2.51          2.71         (.23)              (.51)

GROWTH FUND (i)
  Class A
  Year ended 10/31/96    $29.48        $ .05        $ 6.20        $ 6.25       $ (.19)           $  (.63)
  Year ended 10/31/95     25.08          .12          4.80          4.92         (.11)              (.41)
  5/1/94 to 10/31/94**    23.89          .09          1.10          1.19         0.00               0.00
  Year ended 4/30/94      22.67         (.01) (c)     3.55          3.54         0.00              (2.32)
  Year ended 4/30/93      20.31          .05  (c)     3.68          3.73         (.14)             (1.23)
  Year ended 4/30/92      17.94          .29  (c)     3.95          4.24         (.26)             (1.61)
  9/4/90++ to 4/30/91     13.61          .17  (c)     4.22          4.39         (.06)              0.00

PREMIER GROWTH FUND
  Class A
  Year ended 11/30/96    $16.09        $(.04) (b)   $ 5.20        $ 3.16        $0.00             $(1.27)
  Year ended 11/30/95     11.41         (.03)         5.38          5.35         0.00               (.67)
  Year ended 11/30/94     11.78         (.09)         (.28)         (.37)        0.00               0.00
  Year ended 11/30/93     10.79         (.05)         1.05          1.00         (.01)              0.00
  9/28/92+ to 11/30/92    10.00          .01           .78           .79         0.00               0.00

TECHNOLOGY FUND
  Class A
  Year ended 11/30/96    $46.64        $ .39 (b)    $ 7.28        $ 6.89        $0.00             $(2.38)
  Year ended 11/30/95     31.98         (.30)(b)     18.13         17.83         0.00              (3.17)
  1/1/94 to 11/30/94**    26.12         (.32)         6.18          5.86         0.00               0.00
  Year ended 12/31/93     28.20         (.29)         6.39          6.10         0.00              (8.18)
  Year ended 12/31/92     26.38         (.22) (b)     4.31          4.09         0.00              (2.27)
  Year ended 12/31/91     19.44         (.02)        10.57         10.55         0.00              (3.61)
  Year ended 12/31/90     21.57         (.03)         (.56)         (.59)        0.00              (1.54)
  Year ended 12/31/89     20.35         0.00          1.22          1.22         0.00               0.00
  Year ended 12/31/88     20.22         (.03)          .16           .13         0.00               0.00
  Year ended 12/31/87     23.11         (.10)         4.54          4.44         0.00              (7.33)
  Year ended 12/31/86     20.64         (.14)         2.62          2.48         (.01)              0.00
  Year ended 12/31/85     16.52          .02          4.30          4.32         (.20)              0.00

QUASAR FUND
  Class A
  Year ended 9/30/96     $24.16        $(.25)       $ 8.82        $ 8.57        $0.00             $(4.81)
  Year ended 9/30/95      22.65         (.22) (b)     5.59          5.37         0.00              (3.86)
  Year ended 9/30/94      24.43         (.60)         (.36)         (.96)        0.00               (.82)
  Year ended 9/30/93      19.34         (.41)         6.38          5.97         0.00               (.88)
  Year ended 9/30/92      21.27         (.24)        (1.53)        (1.77)        0.00               (.16)
  Year ended 9/30/91      15.67         (.05)         5.71          5.66         (.06)              0.00
  Year ended 9/30/90      24.84          .03  (b)    (7.18)        (7.15)        0.00              (2.02)
  Year ended 9/30/89      17.60          .02  (b)     7.40          7.42         0.00               (.18)
  Year ended 9/30/88      24.47         (.08)        (2.08)        (2.16)        0.00              (4.71)
  Year ended 9/30/87(d)   21.80         (.14)         5.88          5.74         0.00              (3.07)
  Year ended 9/30/86(d)   17.25         0.00          5.54          5.54         (.03)              (.96)
  Year ended 9/30/85(d)   14.67          .04          2.87          2.91         (.11)              (.22)

INTERNATIONAL FUND
  Class A
  Year ended 6/30/96     $16.81        $ .05 (b)    $ 2.51        $ 2.56        $0.00             $(1.05)
  Year ended 6/30/95      18.38          .04           .01           .05         0.00              (1.62)
  Year ended 6/30/94      16.01         (.09)         3.02          2.93         0.00               (.56)
  Year ended 6/30/93      14.98         (.01)         1.17          1.16         (.04)              (.09)
  Year ended 6/30/92      14.00          .01 (b)      1.04          1.05         (.07)              0.00
  Year ended 6/30/91      17.99          .05         (3.54)        (3.49)        (.03)              (.47)
  Year ended 6/30/90      17.24          .03          2.87          2.90         (.04)             (2.11)
  Year ended 6/30/89      16.09          .05          3.73          3.78         (.13)             (2.50)
  Year ended 6/30/88      23.70          .17         (1.22)        (1.05)        (.21)             (6.35)
  Year ended 6/30/87      22.02          .15          4.31          4.46         (.03)             (2.75)
-----------------------------------------------------------------------------------------------------------

    Please refer to the footnotes on page 44.

                                                   Total
                                                 Investment  Net Assets              Ratio Of Net
                           Total      Net Asset    Return    At End Of    Ratio of    Investment
                         Dividends      Value     Based on    Period      Expenses   Income (Loss)                   Average
                            And        End of    Net Asset    (000's     To Average   To Average       Portfolio    Commission
Fiscal Year or Period  Distributions   Period    Value (a)    omitted)   Net Assets   Net Assets     Turnover Rate   Date (k)
---------------------  -------------  ---------  ----------  ----------  ----------  -------------   -------------  ----------
ALLIANCE FUND
Class A
Year ended 11/30/96        $(1.09)      $ 7.71     16.49%     $999,067     1.04%          .30%             80%       $0.0646
Year ended 11/30/95         (1.01)        7.72     37.87       945,309     1.08           .31              81             --
1/1/94 to 11/30/94**         0.00         6.63     (3.21)      760,679     1.05*          .21*             63             --
Year ended 12/31/93          (.78)        6.85     14.26       831,814     1.01           .27              66             --
Year ended 12/31/92          (.53)        6.68     14.70       794,733      .81           .79              58             --
Year ended 12/31/91          (.70)        6.29     33.91       748,226      .83          1.03              74             --
Year ended 12/31/90         (1.42)        5.22     (4.36)      620,374      .81          1.56              71             --
Year ended 12/31/89          (.04)        6.87     23.42       837,429      .75          1.79              81             --
Year ended 12/31/88          (.43)        5.60     17.10       760,619      .82          1.38              65             --
Year ended 12/31/87         (2.07)        5.15      4.90       695,812      .76          1.03             100             --
Year ended 12/31/86         (5.26)        6.87     12.60       652,009      .61          1.39              46             --
Year ended 12/31/85          (.74)       11.15     31.52       710,851      .59          1.96              62             --

GROWTH FUND (i)
Class A
Year ended 10/31/96        $ (.82)      $34.91     21.65%     $499,459     1.30%          .15%             46%       $0.0584
Year ended 10/31/95          (.52)       29.48     20.18       285,161     1.35           .56              61             --
5/1/94 to 10/31/94**         0.00        25.08      4.98       167,800     1.35*          .86*             24             --
Year ended 4/30/94          (2.32)       23.89     15.66       102,406     1.40 (f)       .32              87             --
Year ended 4/30/93          (1.37)       22.67     18.89        13,889     1.40 (f)       .20             124             --
Year ended 4/30/92          (1.87)       20.31     23.61         8,228     1.40 (f)      1.44             137             --
9/4/90++ to 4/30/91          (.06)       17.94     32.40           713     1.40*(f)      1.99*            130             --

PREMIER GROWTH FUND
Class A
Year ended 11/30/96        $(1.27)      $17.98     21.52%     $172,870     1.65%        (.27)%             95%       $0.0651
Year ended 11/30/95          (.67)       16.09     49.95        72,366     1.75         (.28)             114             --
Year ended 11/30/94          0.00        11.41     (3.14)       35,146     1.96         (.67)              98             --
Year ended 11/30/93          (.01)       11.78      9.26        40,415     2.18         (.61)              68             --
9/28/92+ to 11/30/92         0.00        10.79      7.90         4,893     2.17*(f)      .91*(f)            0             --

TECHNOLOGY FUND
Class A
Year ended 11/30/96        $(2.38)      $51.15     16.05%     $594,861     1.74%        (.87)%             30%       $0.0612
Year ended 11/30/95         (3.17)       46.64     61.93       398,262     1.75         (.77)              55             --
1/1/94 to 11/30/94**         0.00        31.98     22.43       202,929     1.66*       (1.22)*             55             --
Year ended 12/31/93         (8.18)       26.12     21.63       173,732     1.73        (1.32)              64             --
Year ended 12/31/92         (2.27)       28.20     15.50       173,566     1.61         (.90)              73             --
Year ended 12/31/91         (3.61)       26.38     54.24       191,693     1.71         (.20)             134             --
Year ended 12/31/90         (1.54)       19.44     (3.08)      131,843     1.77         (.18)             147             --
Year ended 12/31/89          0.00        21.57      6.00       141,730     1.66          .02              139             --
Year ended 12/31/88          0.00        20.35      0.64       169,856     1.42  (f)    (.16)(f)          139             --
Year ended 12/31/87         (7.33)       20.22     19.16       167,608     1.31  (f)    (.56)(f)          248             --
Year ended 12/31/86          (.01)       23.11     12.03       147,733     1.13  (f)    (.57)(f)          141             --
Year ended 12/31/85          (.20)       20.64     26.24       147,114     1.14  (f)     .07 (f)          259             --

QUASAR FUND
Class A
Year ended 9/30/96         $(4.81)      $27.92     42.42%     $229,798     1.79%       (1.11)%            168%       $0.0596
Year ended 9/30/95          (3.86)       24.16     30.73       146,663     1.83        (1.06)             160             --
Year ended 9/30/94           (.82)       22.65     (4.05)      155,470     1.67        (1.15)             110             --
Year ended 9/30/93           (.88)       24.43     31.58       228,874     1.65        (1.00)             102             --
Year ended 9/30/92           (.16)       19.34     (8.34)      252,140     1.62         (.89)             128             --
Year ended 9/30/91           (.06)       21.27     36.28       333,806     1.64         (.22)             118             --
Year ended 9/30/90          (2.02)       15.67    (30.81)      251,102     1.66          .16               90             --
Year ended 9/30/89           (.18)       24.84     42.68       263,099     1.73          .10               90             --
Year ended 9/30/88          (4.71)       17.60     (8.61)       90,713     1.28(f)      (.40)(f)           58             --
Year ended 9/30/87(d)       (3.07)       24.47     29.61       134,676     1.18(f)      (.56)(f)           76             --
Year ended 9/30/86(d)        (.99)       21.80     33.79       144,959     1.18          .02               84             --
Year ended 9/30/85(d)        (.33)       17.25     20.29        77,067     1.18          .22               77             --

INTERNATIONAL FUND
Class A
Year ended 6/30/96         $(1.05)      $18.32     15.83%     $196,261     1.72%         .31%              78%            --
Year ended 6/30/95          (1.62)       16.81       .59       165,584     1.73          .26              119             --
Year ended 6/30/94           (.56)       18.38     18.68       201,916     1.90         (.50)              97             --
Year ended 6/30/93           (.13)       16.01      7.86       161,048     1.88         (.14)              94             --
Year ended 6/30/92           (.07)       14.98      7.52       179,807     1.82          .07               72             --
Year ended 6/30/91           (.50)       14.00    (19.34)      214,442     1.73          .37               71             --
Year ended 6/30/90          (2.15)       17.99     16.98       265,999     1.45          .33               37             --
Year ended 6/30/89          (2.63)       17.24     27.65       166,003     1.41          .39               87             --
Year ended 6/30/88          (6.56)       16.09     (4.20)      132,319     1.41          .84               55             --
Year ended 6/30/87          (2.78)       23.70     23.05       194,716     1.30          .77               58             --
----------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 44.

                                   Net                                  Net Increase
                                  Asset         Net      Net Realized   (Decrease) In   Dividends
                                  Value      Investment  and Unrealized   Net Asset     From Net     Distributions
                               Beginning Of    Income    Gain (Loss) On  Value From    Investment      From Net
Fiscal Year or Period             Period       (Loss)     Investments    Operations      Income      Realized Gains
---------------------          ------------  ----------  --------------  -----------   ----------    --------------
WORLDWIDE PRIVATIZATION
 FUND
  Class A
  Year ended 6/30/96             $10.18      $ .10 (b)      $ 1.85        $ 1.95        $0.00             $ 0.00
  Year ended 6/30/95               9.75        .06             .37           .43         0.00               0.00
  6/2/94+ to 6/30/94              10.00        .01            (.26)         (.25)        0.00               0.00

NEW EUROPE FUND
  Class A
  Year ended 7/31/96             $15.11       $.18          $ 1.02        $ 1.20        $0.00              $(.47)
  Year ended 7/31/95              12.66        .04            2.50          2.54         (.09)              0.00
  Period ended 7/31/94**          12.53        .09             .04           .13         0.00               0.00
  Year ended 2/28/94               9.37        .02 (b)        3.14          3.16         0.00               0.00
  Year ended 2/28/93               9.81        .04            (.33)         (.29)        (.15)              0.00
  Year ended 2/29/92               9.76        .02 (b)         .05           .07         (.02)              0.00
  4/2/90+ to 2/28/91              11.11 (e)    .26            (.91)         (.65)        (.26)              (.44)

ALL-ASIA INVESTMENT FUND
  Class A
  Year ended 10/31/96            $10.45      $(.21)(b)(c)   $  .88        $  .67        $0.00             $ (.08)
  11/28/94+ to 10/31/95           10.00       (.19)(c)         .64           .45         0.00               0.00

GLOBAL SMALL CAP FUND
  Class A
  Year ended 7/31/96             $10.38      $(.14)(b)      $ 1.90        $ 1.76        $0.00             $ (.53)
  Year ended 7/31/95              11.08       (.09)           1.50          1.41         0.00              (2.11)(j)
  Period ended 7/31/94**          11.24       (.15)(b)        (.01)         (.16)        0.00               0.00
  Year ended 9/30/93               9.33       (.15)           2.49          2.34         0.00               (.43)
  Year ended 9/30/92              10.55       (.16)          (1.03)        (1.19)        0.00               (.03)
  Year ended 9/30/91               8.26       (.06)           2.35          2.29         0.00               0.00
  Year ended 9/30/90              15.54       (.05)(b)       (4.12)        (4.17)        0.00              (3.11)
  Year ended 9/30/89              11.41       (.03)           4.25          4.22         0.00               (.09)
  Year ended 9/30/88              15.07       (.05)          (1.83)        (1.88)        0.00              (1.78)
  Year ended 9/30/87              15.47       (.07)           4.19          4.12         (.04)             (4.48)

STRATEGIC BALANCED FUND (i)
  Class A
  Year ended 7/31/96             $17.98      $ .35 (b)(c)   $ 1.08        $ 1.43        $(.32)            $ (.61)
  Year ended 7/31/95              16.26        .34 (c)        1.64          1.98         (.22)              (.04)
  Period ended 7/31/94**          16.46        .07 (c)        (.27)         (.20)        0.00               0.00
  Year ended 4/30/94              16.97        .16 (c)         .74           .90         (.24)             (1.17)
  Year ended 4/30/93              17.06        .39 (c)         .59           .98         (.42)              (.65)
  Year ended 4/30/92              14.48        .27 (c)        2.80          3.07         (.17)              (.32)
  9/4/90++ to 4/30/91             12.51        .34 (c)        1.66          2.00         (.03)              0.00

BALANCED SHARES
  Class A
  Year ended 7/31/96             $15.08      $ .37          $  .45        $  .82        $(.41)            $(1.48)
  Year ended 7/31/95              13.38        .46            1.62          2.08         (.36)              (.02)
  Period ended 7/31/94**          14.40        .29            (.74)         (.45)        (.28)              (.29)
  Year ended 9/30/93              13.20        .34            1.29          1.63         (.43)              0.00
  Year ended 9/30/92              12.64        .44             .57          1.01         (.45)              0.00
  Year ended 9/30/91              10.41        .46            2.17          2.63         (.40)              0.00
  Year ended 9/30/90              14.13        .45           (2.14)        (1.69)        (.40)             (1.63)
  Year ended 9/30/89              12.53        .42            2.18          2.60         (.46)              (.54)
  Year ended 9/30/88              16.33        .46           (1.07)         (.61)        (.44)             (2.75)
  Year ended 9/30/87              14.64        .67            1.62          2.29         (.60)              0.00

INCOME BUILDER FUND (H)
  Class A
  Year ended 10/31/96            $10.70      $ .56 (b)      $  .98        $ 1.54        $(.55)            $ (.12)
  Year ended 10/31/95              9.69        .93 (b)         .59          1.52         (.51)              0.00
  3/25/94++ to 10/31/94           10.00        .96           (1.02)         (.06)        (.05)(g)           (.20)

UTILITY INCOME FUND
  Class A
  Year ended 11/30/96            $10.22      $ .18 (b)(c)   $  .65        $  .83        $(.46)            $ 0.00
  Year ended 11/30/95              8.97        .30 (c)        1.40          1.70         (.45)              0.00
  Year ended 11/30/94              9.92        .42 (c)        (.89)         (.47)        (.48)              0.00
  10/18/93+ to 11/30/93           10.00        .02 (c)        (.10)         (.08)        0.00               0.00

GROWTH AND INCOME FUND
  Class A
  Year ended 10/31/96            $ 2.71      $ .05          $  .50        $  .55        $(.05)            $ (.21)
  Year ended 10/31/95              2.35        .02             .52           .54         (.06)              (.12)
  Year ended 10/31/94              2.61        .06            (.08)         (.02)        (.06)              (.18)
  Year ended 10/31/93              2.48        .06             .29           .35         (.06)              (.16)
  Year ended 10/31/92              2.52        .06             .11           .17         (.06)              (.15)
  Year ended 10/31/91              2.28        .07             .56           .63         (.09)              (.30)
  Year ended 10/31/90              3.02        .09            (.30)         (.21)        (.10)              (.43)
  Year ended 10/31/89              3.05        .10             .43           .53         (.08)              (.48)
  Year ended 10/31/88              3.48        .10             .33           .43         (.08)              (.78)
  Year ended 10/31/87              3.52        .11            (.03)          .08         (.12)              0.00
  Year ended 10/31/86              3.01        .12             .92          1.04         (.13)              (.40)
  Year ended 10/31/85              2.93        .14             .42           .56         (.15)              (.33)
------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 44.

                                                     Total
                                                   Investment  Net Assets              Ratio Of Net
                            Total      Net Asset     Return    At End Of    Ratio of    Investment
                          Dividends      Value      Based on    Period      Expenses   Income (Loss)                   Average
                             And        End of     Net Asset    (000's     To Average   To Average      Portfolio    Commission
Fiscal Year or Period   Distributions   Period     Value (a)    omitted)   Net Assets   Net Assets    Turnover Rate   Rate (k)
---------------------   -------------  ---------   ----------  ----------  ----------  -------------  -------------  ----------
WORLDWIDE PRIVATIZATION
 FUND
Class A                                                                                                                    --
Year ended 6/30/96          $ 0.00      $12.13     19.16%      $672,732       1.87%          .95%            28%           --
Year ended 6/30/95            0.00       10.18      4.41         13,535       2.56           .66             36            --
6/2/94+ to 6/30/94            0.00        9.75     (2.50)         4,990       2.75*         1.03*             0            --

NEW EUROPE FUND
Class A
Year ended 7/31/96          $ (.47)     $15.84      8.20%       $74,026       2.14%         1.10%            69%           --
Year ended 7/31/95            (.09)      15.11     20.22         86,112       2.09           .37             74            --
Period ended 7/31/94**        0.00       12.66      1.04         86,739       2.06*         1.85*            35            --
Year ended 2/28/94            0.00       12.53     33.73         90,372       2.30           .17             94            --
Year ended 2/28/93            (.15)       9.37     (2.82)        79,285       2.25           .47            125            --
Year ended 2/29/92            (.02)       9.81       .74        108,510       2.24           .16             34            --
4/2/90+ to 2/28/91            (.70)       9.76     (5.63)       188,016       1.52*         2.71*            48            --

ALL-ASIA INVESTMENT FUND
Class A
Year ended 10/31/96         $ (.08)     $11.04      6.43%      $ 12,284       3.37%(f)    (1.75)%(f)         66%      $ 0.0280
11/28/94+ to 10/31/95         0.00       10.45      4.50          2,870       4.42*(f)    (1.87)*(f)         90            --

GLOBAL SMALL CAP FUND
Class A
Year ended 7/31/96          $ (.53)     $11.61     17.46%      $ 68,623       2.51%       (1.22)%           139%           --
Year ended 7/31/95           (2.11)      10.38     16.62         60,057       2.54 (f)    (1.17) (f)        128            --
Period ended 7/31/94**        0.00       11.08     (1.42)        61,372       2.42*       (1.26)*            78            --
Year ended 9/30/93            (.43)      11.24     25.83         65,713       2.53        (1.13)             97            --
Year ended 9/30/92            (.03)       9.33    (11.30)        58,491       2.34         (.85)            108            --
Year ended 9/30/91            0.00       10.55     27.72         84,370       2.29         (.55)            104            --
Year ended 9/30/90           (3.11)       8.26    (31.90)        68,316       1.73         (.46)             89            --
Year ended 9/30/89            (.09)      15.54     37.34        113,583       1.56         (.17)            106            --
Year ended 9/30/88           (1.78)      11.41     (8.11)        90,071       1.54 (f)     (.50) (f)         74            --
Year ended 9/30/87           (4.52)      15.07     34.11        113,305       1.41 (f)     (.44) (f)         98            --

STRATEGIC BALANCED FUND (i)
Class A
Year ended 7/31/96          $ (.93)     $18.48      8.05%      $ 18,329       1.40% (f)     1.78% (f)       173%           --
Year ended 7/31/95            (.26)      17.98     12.40         10,952       1.40  (f)     2.07  (f)       172            --
Period ended 7/31/94**        0.00       16.26     (1.22)         9,640       1.40* (f)     1.63* (f)        21            --
Year ended 4/30/94           (1.41)      16.46      5.06          9,822       1.40  (f)     1.67  (f)       139            --
Year ended 4/30/93           (1.07)      16.97      5.85          8,637       1.40  (f)     2.29  (f)        98            --
Year ended 4/30/92            (.49)      17.06     20.96          6,843       1.40  (f)     1.92  (f)       103            --
9/4/90++ to 4/30/91           (.03)      14.48     16.00            443       1.40* (f)     3.54* (f)       137            --

BALANCED SHARES
Class A
Year ended 7/31/96          $(1.89)     $14.01      5.23%      $102,567       1.38%         2.41%           227%           --
Year ended 7/31/95            (.38)      15.08     15.99        122,033       1.32          3.12            179            --
Period ended 7/31/94**        (.57)      13.38     (3.21)       157,637       1.27*         2.50*           116            --
Year ended 9/30/93            (.43)      14.40     12.52        172,484       1.35          2.50            188            --
Year ended 9/30/92            (.45)      13.20      8.14        143,883       1.40          3.26            204            --
Year ended 9/30/91            (.40)      12.64     25.52        154,230       1.44          3.75             70            --
Year ended 9/30/90           (2.03)      10.41    (13.12)       140,913       1.36          4.01            169            --
Year ended 9/30/89           (1.00)      14.13     22.27        159,290       1.42          3.29            132            --
Year ended 9/30/88           (3.19)      12.53     (1.10)       111,515       1.42          3.74            190            --
Year ended 9/30/87            (.60)      16.33     15.80        129,786       1.17          4.14            136            --

INCOME BUILDER FUND (H)
Class A
Year ended 10/31/96         $ (.67)     $11.57     14.82%      $  2,056       2.20%         4.92%           108%     $ 0.0600
Year ended 10/31/95           (.51)      10.70     16.22          1,398       2.38          5.44             92            --
3/25/94++ to 10/31/94         (.25)       9.69      (.54)           600       2.52*         6.11*           126            --

UTILITY INCOME FUND
Class A
Year ended 11/30/96         $ (.46)     $10.59      8.47%      $  3,294       1.50% (f)     1.67%(f)         98%     $ 0.0536
Year ended 11/30/95           (.45)      10.22     19.32          2,748       1.50  (f)     2.48 (f)        162            --
Year ended 11/30/94           (.48)       8.97     (4.86)         1,068       1.50  (f)     4.13 (f)         30            --
10/18/93+ to 11/30/93         0.00        9.92      (.80)           229       1.50* (f)     2.35*(f)         11            --

GROWTH AND INCOME FUND
Class A
Year ended 10/31/96         $ (.26)     $ 3.00     21.51%      $553,151        .97%         1.73%            88%     $ 0.0625
Year ended 10/31/95           (.18)       2.71     24.21        458,158       1.05          1.88            142            --
Year ended 10/31/94           (.24)       2.35      (.67)       414,386       1.03          2.36             68            --
Year ended 10/31/93           (.22)       2.61     14.98        459,372       1.07          2.38             91            --
Year ended 10/31/92           (.21)       2.48      7.23        417,018       1.09          2.63            104            --
Year ended 10/31/91           (.39)       2.52     31.03        409,597       1.14          2.74             84            --
Year ended 10/31/90           (.53)       2.28     (8.55)       314,670       1.09          3.40             76            --
Year ended 10/31/89           (.56)       3.02     21.59        377,168       1.08          3.49             79            --
Year ended 10/31/88           (.86)       3.05     16.45        350,510       1.09          3.09             66            --
Year ended 10/31/87           (.12)       3.48      2.04        348,375        .86          2.77             60            --
Year ended 10/31/86           (.53)       3.52     34.92        347,679        .81          3.31             11            --
Year ended 10/31/85           (.48)       3.01     19.53        275,681        .95          3.78             15            --
-----------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 44.

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                                                             1992       1993      1994      1995        1996
All-Asia Investment Fund
   Class A                                                      -          -         -      10.57%#     3.62%
Growth Fund
   Class A                                                   1.94%      1.84%     1.46%        -           -
Premier Growth
   Class A                                                   3.33%#        -         -         -           -

   Net investment income ratios for Premier Growth would have been (.25%#) for Class A for this same period.

Global Small Cap Fund
   Class A                                                      -          -         -      2.61%          -
Strategic Balanced Fund
   Class A                                                   2.05%      1.85%     1.70%1    1.81%       1.76%
                                                                                  1.94%#2
Utility Income Fund
   Class A                                                      -     145.63%#   13.72%     4.86%#      3.38

-----------------
     # annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).

(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.




This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."


                                                     SUBSCRIPTION APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
                                                     THE ALLIANCE STOCK FUNDS
                                                          ADVISOR CLASS
                                        (see instructions at the front of the application)

====================================================================================================================================
                                            1. Your Account Registration (Please Print)
====================================================================================================================================

[ ]  INDIVIDUAL OR JOINT ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Owner's Name (First Name)                 (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Social Security Number (Required to open account)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Joint Owner's Name* (First Name)          (MI)                 (Last Name)
     * Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


[ ]  GIFT/TRANSFER TO A MINOR

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Custodian - One Name Only (First Name)    (MI)                 (Last Name)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Minor (First Name)                        (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Minor's Social Security Number (Required to open account)   Under the State of ________ (Minor's Residence)
                                                                 Uniform Gifts/Transfer to Minor's Act

[ ]  TRUST ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trustee

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust (cont'd)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Trust Dated                                  Tax ID or Social Security Number (Required to open account)

[ ]  OTHER

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

     [ ][ ][ ][ ][ ][ ][ ][ ][ ]                  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Tax ID Number                                Trustee Name (Retirement Plans Only)

====================================================================================================================================
                                                          2. Your Address
====================================================================================================================================

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Street

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     City                                         State                      Zip Code

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     If Non-U.S., Specify Country

     [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]         [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]
     Daytime Phone                                Evening Phone

     I am a:    [ ] U.S. Citizen        [ ] Non-Resident Alien          [ ] Resident Alien      [ ] Other




                                                       For Alliance Use Only






------------------------------------------------------------------------------------------------------------------------------------
                                                    3. YOUR INITIAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

The minimum investment is $250 per Fund.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.
Dividend and Capital Gain Distribution Options:         R   Reinvestment distributions into my fund account.
                                                        -   --------------------------

------------------------------------------              C   Send my distributions in cash to the address I have provided in
        BROKER/DEALER USE ONLY                          -   -----------------------------
            WIRE CONFIRM #                                  Section 2.  (Complete Section 4D for direct deposit to your bank
------------------------------------------                  account.  Complete Section 4E for payment to a third party.)

                                                        D   Direct my distributions to another Alliance fund.  Complete the
------------------------------------------              -   ------------------------------------------------
                                                            appropriate portion of Section 4A to direct your distributions
                                                            (dividends and capital gains) to the Advisor Class Shares of another Alliance Fund.

------------------------------------   -------------------------------------------------------  ---------------------
     Make all checks payable to:                                                                DISTRIBUTIONS OPTIONS
       Alliance Fund Services                                                                         *CIRCLE*
                                                           ADVISOR CLASS                         ---------------------
------------------------------------                                                                         CAPITAL
        ALLIANCE FUND NAME                                                                      DIVIDENDS     GAINS
------------------------------------   -------------------------------------------------------  ---------   ---------
The Alliance Fund                                                            $          (444)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Growth Fund                                                                             (431)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Premier Growth Fund                                                                     (478)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Technology Fund                                                                         (482)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Quasar Fund                                                                             (426)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
International Fund                                                                      (440)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Worldwide Privatization Fund                                                            (412)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
New Europe Fund                                                                         (462)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
All-Asia Investment Fund                                                                (418)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Global Small Cap Fund                                                                   (445)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Strategic Balanced Fund                                                                 (432)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Balanced Shares                                                                         (496)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Income Builder Fund                                                                     (411)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Utility Income Fund                                                                     (409)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                                                                    (494)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
                                                                                                R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT                                                      $
---------------------------------------------------------------------------------------------

MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS:   [ ][ ][ ][ ][ ][ ][ ][ ][ ]

--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-----------------------------------
A. AUTOMATIC INVESTMENT PLANS (AIP)
-----------------------------------
[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

                                Monthly Dollar Amount            Day of Withdrawal
Fund Name                       ($25 minimum)                    (1st thru 31st)                 Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------

Your bank must be a member of the National Automated Clearing House Association (NACHA).


[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.

"From" Fund Name                "From" Fund Account #            "To" Fund Name                  "To" Fund Account #
                                (if existing)                                                    (if existing)
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------


[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                      "From" Fund Account #    Dollar Amount   Day of Exchange/**/                            "To" Fund Account #
"From" Fund Name      (if existing)            ($25 minimum)   (1st thru 31st)       "To" Fund Name           (if existing)
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------

/**/ Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.


------------------------------------
B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
    . $10,000 for monthly payments,         . $5,000 for bi-monthly payments,
               . $4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.


[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares                           Dollar Amount ($50 minimum)              Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------


PLEASE SEND MY SWP PROCEEDS TO:

   [ ] MY CHECKING ACCOUNT (via EFT)
                                                                  (1st - 31st)
       I would like to have these payments occur on or about the [            ]
       of the months circled above. (Complete Section 4D)

   [ ] MY ADDRESS OF RECORD (via CHECK)

   [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)


60699GEN-EQTY-AC-App

------------------------------------
C. PURCHASES AND REDEMPTIONS VIA EFT
------------------------------------

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  PURCHASES AND REDEMPTIONS VIA EFT

  [ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. In the case of shares purchased by check, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

-------------------
D. BANK INFORMATION
-------------------

 This bank account information will be used for:
 [ ] Distributions (Section 3)           [ ] Automatic Investments (Section 4A)
 [ ] Systematic Withdrawals (Section 4B) [ ] Telephone Transactions (Section 4C)

 Please attach a voided check:

                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




 Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.

 For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

------------------------------
E. THIRD PARTY PAYMENT DETAILS
------------------------------

 This third party payee information will be used for:

 [ ] Distributions (Section 3)          [ ] Systematic Withdrawals (Section 4B)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 1

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 2

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 3

--------------------------------------------------------------------------------
     5. SHAREHOLDER AUTHORIZATION           This section MUST be completed
                                                         ----
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]  I do not elect the telephone     [_]  I do not elect the telephone
          ---                                   ---
     exchange service.                     redemption by check service.



I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


------------------------------------    ------------------
Signature                               Date

------------------------------------    ------------------   -----------------
Signature                               Date                 Acceptance Date


--------------------------------------------------------------------------------
      DEALER/AGENT AUTHORIZATION For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------------   -----------------------------------
Dealer/Agent Firm                           Authorized Signature

-----------------------------------------   ------   --------------------------
Representative First Name                   MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                       State             Zip Code

                                           (                )
--------------------------------------------------------------------------------
Branch Number                              Branch Phone

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS
                                 ADVISOR CLASS

The Alliance Fund       International Fund              Strategic Balanced Fund
Growth Fund             Worldwide Privatization Fund    Balanced Shares
Premier Growth Fund     New Europe Fund                 Income Builder Fund
Technology Fund         All-Asia Investment Fund        Utility Income Fund
Quasar Fund             Global Small Cap Fund           Growth & Income Fund
--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application and          For certified or overnight
mail it to:                                  deliveries, send to:
     Alliance Fund Services, Inc.            Alliance Fund Services, Inc.
     P.O. Box 1520                           500 Plaza Drive
     Secaucus, New Jersey 07096-1520         Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

[RIGHT ARROW]  Individuals, Joint Tenants and Gift/Transfer to a Minor:
                  . Indicate your name(s) exactly as it appears on your social security card.

[RIGHT ARROW]  Trust/Other:
                  . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
---------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672.

(LOGO)                  THE ALLIANCE PORTFOLIOS-
                        Alliance Strategic Balanced Fund
                        Alliance Growth Fund

________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 3, 1997

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus that offers Class A, Class B and Class C shares and the Funds' current Prospectus that offers the Advisor Class shares (the "Advisor Class Prospectus" and, together with the Funds' Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus"). A copy of the Funds' Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

                        TABLE OF CONTENTS

                                                             PAGE

INVESTMENT POLICIES AND RESTRICTIONS

ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS

MANAGEMENT OF THE FUNDS

PORTFOLIO TRANSACTIONS

EXPENSES OF THE FUNDS

PURCHASE OF SHARES

REDEMPTION AND REPURCHASE OF SHARES

SHAREHOLDER SERVICES

NET ASSET VALUE

DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL INFORMATION

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT ACCOUNTANTS

APPENDIX                                                  A-1

______________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
______________________________________________________________

         The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of Alliance Strategic Balanced Fund (the "Strategic Balanced Fund") formerly Alliance Balanced Fund, and Alliance Growth Fund (the "Growth Fund"), each a series (a "Fund") of The Alliance Portfolios (the "Trust"), under the heading "Investment Objective and Policies." In addition to the investment techniques described in this section for each of the Funds, the Funds also may engage in the investment techniques described below under the sub-heading "Additional Investment Techniques of the Funds."

INVESTMENT OBJECTIVE AND POLICIES OF THE STRATEGIC BALANCED FUND

         GENERAL. The Fund's investment objective is to provide a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Thus, although the Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon the additional factors of timing, asset allocation and the ability of Alliance Capital Management L.P. (the "Adviser") to anticipate and react to changing market conditions.

         The Fund's equity securities will generally consist of dividend-paying common stocks but may also include other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will primarily be in companies with favorable earnings outlooks and long-term growth rates that the Adviser expects will exceed that of the U.S. economy over time.

         The Fund's debt securities will consist primarily of bonds, notes, debentures and money market instruments. The Fund's debt securities may include securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (including zero-coupon securities), as well as securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities and asset-backed securities. The average dollar-weighted maturity of debt securities held by the Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. In periods of rising interest rates, the Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of its portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Mortgage-backed Securities," below.

         As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

         The Fund's debt securities will generally consist of investment grade securities, that is securities rated at the time of purchase at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or will be unrated securities deemed to be of comparable quality by the Adviser. (For a further description of these bond ratings, see Appendix A to this Statement of Additional Information.) Securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any debt securities held by the Fund falls below Baa by Moody's and/or BBB by S&P, Fitch or Duff & Phelps (or in the case of unrated securities, such securities are no longer determined by the Adviser to be of investment grade), the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of the Adviser, such investment is appropriate under the circumstances. For temporary defensive purposes, the Fund may invest in money market instruments.

         MORTGAGE-BACKED SECURITIES. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

         ADJUSTABLE RATE SECURITIES. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

         ZERO-COUPON AND PAYMENT-IN-KIND BONDS. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although under some market conditions the higher yield of the convertible security tends to make it less volatile than the underlying common stock. In addition, the price of the convertible security will generally also vary inversely to some degree with interest rates. For a description of these risks, see "Investment Objective and Policies of the Growth Fund -- High-Yield Securities" below.

INVESTMENT OBJECTIVE AND POLICIES OF THE GROWTH FUND

         GENERAL. The Fund's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U. S. economy over time.

         The Fund invests primarily in common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when the Adviser expects a general decline in interest rates the Fund may also invest for capital growth in fixed-income securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps or in unrated fixed-income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see Appendix A to this Statement of Additional Information. For temporary defensive purposes, the Fund may invest in money market instruments.

         HIGH-YIELD SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("High-Yield Securities"). The Fund will generally invest in securities with a minimum rating of Caa- by Moody's or CCC- by S&P or Fitch or CCC by Duff & Phelps or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's (C), S&P (D), Fitch (D) or Duff & Phelps (DD) or in unrated securities judged by the Adviser to be of comparable quality, if the Fund's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P or Fitch and DD by Duff & Phelps are in default. During the fiscal year ended October 31, 1996, the Fund did not invest in any High-Yield Securities.

         As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. High-Yield Securities are subject to greater credit risk (and potentially greater incidences of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity and investor perceptions.

         Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. In addition, under such circumstances the values of such securities may be more volatile.

         Some High-Yield Securities in which the Fund may invest may be subject to redemption or call provisions. Such provisions may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's, S&P, Fitch and Duff & Phelps, a description of which is included as Appendix A to this Statement of Additional Information, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of High-Yield Securities. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in higher rated securities.

         In the event that the credit rating of a High-Yield Security held by the Fund falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

         Securities rated Baa by Moody's or BBB by S&P, Fitch, or
Duff & Phelps or judged by the Adviser to be of comparable quality share some of the speculative characteristics of High-
Yield Securities described above.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although under some market conditions the higher yield of the convertible security tends to make it less volatile than the underlying common stock. In addition, the price of the convertible security will generally also vary inversely to some degree with interest rates. Convertible debt securities that are rated below BBB by S&P, Fitch, or Duff & Phelps, or Baa by Moody's or comparable unrated securities as determined by the Adviser may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

         ZERO-COUPON AND PAYMENT-IN-KIND BONDS. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions("position hedging").

         The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

PORTFOLIO MANAGEMENT

         The Adviser manages each Fund's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for each Fund is included under "Financial Highlights" in the Funds' Prospectus. A high portfolio turnover rate will involve greater costs to a Fund (including brokerage commissions and other transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Dividends, Distributions and Taxes" and "Portfolio Transactions" below.

______________________________________________________________

          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS
______________________________________________________________

REPURCHASE AGREEMENTS

         The repurchase agreements referred to in the Funds' Prospectus are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security. The value of the purchased security is initially greater than or equal to the amount of the repurchase obligation, and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Funds would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Funds may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and lack of access to income and (c) possible inability to enforce their rights.

NON-PUBLICLY TRADED SECURITIES

         The Funds may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities.

FOREIGN SECURITIES

         The Funds may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although each of these Funds generally will not invest more than 15% of its total assets in such securities. The Strategic Balanced Fund may also purchase certificates of deposit issued by foreign branches of domestic banks without regard to the 15% limit. These certificates of deposit are not insured by an agency or instrumentality of the U.S. Government. Investment in foreign issuers or securities principally traded outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Funds' abilities to invest in securities of certain issuers located in these countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the abroad) and expenses not present in the settlement of domestic investments. The Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally increased with respect to these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade in limited volume. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

         The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. See "Investment Objective and Policies of the Strategic Balanced Fund--Foreign Currency Exchange Transactions" above.

DESCRIPTIONS OF CERTAIN MONEY MARKET SECURITIES IN
WHICH THE FUNDS MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in order to finance current operations.

         VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

ASSET-BACKED SECURITIES

         The Funds may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, each of the Funds may invest in other types of asset-backed securities that may be developed in the future.

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Funds intend to conduct their operations in a manner consistent with this view; therefore, the Funds generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

LENDING OF SECURITIES

         The Funds may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of such Fund's total assets at the time any such loan is made.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

         Each of the Funds may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and a Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

         A Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is advisable as a matter of investment strategy.

         Although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

OPTIONS

         OPTIONS ON SECURITIES. The Funds may write call and put options and may purchase call and put options on securities. Each Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, this means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         A Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         Each of the Funds may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

         OPTIONS ON SECURITIES INDEXES. Each of the Funds may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         A Fund may purchase put options on securities indexes to hedge against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

         A Fund may purchase call options on securities indexes to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         FUTURES CONTRACTS. The Funds may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rates futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         The Funds may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Funds may sell futures contracts on a foreign currency, for example, when they hold securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Funds could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Funds may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Funds may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward

Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Funds may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

         Each Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

OPTIONS ON FOREIGN CURRENCIES

         The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Funds may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

         RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A FUND'S PORTFOLIO. The Funds' abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on are being hedged may not be the same as those underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures
Contract will not be fully reflected in the value of the option.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

         If a Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or Futures Contract, a Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or not offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Funds will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Funds' ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Funds will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

         MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Funds purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When a Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

         TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Funds.

         RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Funds from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U. S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Funds in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that a Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS

         Under applicable regulations, when a Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, that Fund is required to maintain with its custodian in a segregated account cash, short-term U.S. Government securities or high quality U. S. dollar-denominated money market instruments, which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. Moreover, a Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

ECONOMIC EFFECTS AND LIMITATIONS

         Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         Neither Fund will "over-hedge," that is, neither Fund will maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         Each Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to use these instruments effectively for the purposes set forth above.

         The Funds' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Funds can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required to be made in order to meet tax requirements.

FUTURE DEVELOPMENTS

         The foregoing discussion relates to each Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

________________________________________________________________

                     INVESTMENT RESTRICTIONS
________________________________________________________________

         Except as described below and except as otherwise specifically stated in the Funds' Prospectus or this Statement of Additional Information, the investment policies of each Fund set forth in the Prospectus and in this Statement of Additional
Information are not fundamental and may be changed without shareholder approval.

         The following is a description of the fundamental restrictions on the investments that may be made by the Funds, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund.

         Neither of the Funds will:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or retain real estate or interests in real estate, although each Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (4) Make loans to other persons except by the purchase of obligations in which such Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of each Fund that it may purchase and sell Futures Contracts and related options.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Funds but which are not fundamental and are subject to change without shareholder approval.

         Neither of the Funds will:

              (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

              (b) Purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Fund may make margin payments in connection with Futures Contracts, options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

              (c) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

              (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures
                   Contracts.

              (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

              (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

              (g)  Purchase securities issued by any other
                   registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that a Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

              (h) Make investments for the purpose of exercising control or management.

              (i) Participate on a joint or joint and several basis in any trading account in securities.

              (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

              (k) Purchase warrants, if, as a result, a Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

              (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Fund's investment objective and policies.

              (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

______________________________________________________________

                     MANAGEMENT OF THE FUNDS
______________________________________________________________

Adviser

         Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of September 30, 1996, the Adviser was an investment manager of employee benefit fund assets for 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies comprising more than 100 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation ("Equitable Capital"), each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Trustees of the Trust.

         As of September 6, 1996, AXA and its subsidiaries owned approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations of AXA are geographically diverse, with activities in more than 20 countries, including France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Western Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 15.0% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares (representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of AXA without the power to vote were owned by subsidiaries of AXA.

INVESTMENT ADVISORY CONTRACT AND EXPENSES

         The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund and manages, supervises and conducts the affairs of each Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Funds at an annual rate of .75% of each Fund's average daily net assets. The Adviser has voluntarily undertaken until further notice to waive its fees in respect of each Fund and has agreed to bear certain expenses of the Class A, Class B, Class C and Advisor Class shares of each Fund to the extent that expenses exceed an annual rate of 1.40% for Class A shares, 2.10% for Class B and Class C shares and 1.10% for Advisor Class shares. The management fees of the Funds are higher than those paid by most mutual funds.

         The Investment Advisory Contract became effective on July 23, 1993. The Investment Advisory Contract replaced an earlier agreement (the "First Investment Advisory Contract") between the Trust and Equitable Capital with respect to the Funds. The First Investment Advisory Contract terminated because of its technical assignment in connection with the transfer of substantially all of the assets comprising Equitable Capital's business to the Adviser and certain of its subsidiaries in exchange for newly issued limited partnership interests in the Adviser and the assumption by the Adviser and such subsidiaries of certain liabilities of Equitable Capital. Equitable Capital was compensated for its services as investment manager of the Funds at the same rates as are currently paid by the Funds to the Adviser.

         In anticipation of the assignment of the First Investment Advisory Contract, the Investment Advisory Contract was approved by the vote of the Trust's Trustees, including the Trustees who are not parties to the Investment Advisory Contractor interested persons of any such party, at meetings called for the purpose and held on February 16, 1993 and March 31, 1993. At a meeting held on April 8, 1993, a majority of the outstanding voting securities of the Funds approved the Investment Advisory Contract. Most recently, the continuance of the Investment Advisory Contract until July 31, 1997 was approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at their Regular Meeting held on July 17, 1996.

         For the fiscal year ended October 31, 1996, the Adviser earned $20,263,705 in management fees from the Growth Fund (of which $0 in fees were waived). For the fiscal year ended October 31, 1995, the Adviser earned $11,100,437 in management fees from the Growth Fund (of which $0 in fees were waived). During the period May 1, 1994 through October 31, 1994, the Adviser earned $2,953,562 in management fees from the Growth Fund. During the period July 23, 1993 through April 30, 1994, the Adviser earned $1,425,457 in management fees from the Growth Fund (of which $56,371 in fees were waived).

         For the fiscal year ended July 31, 1996, the Adviser earned $396,099 in management fees from the Strategic Balanced Fund (of which $194,243 in fees were waived). For the fiscal year ended July 31, 1995, the Adviser earned $400,593 in management fees from the Strategic Balanced Fund (of which $211,406 in fees were waived). During the period May 1, 1994 through July 31, 1994, the Adviser earned $108,893 in management fees from the Strategic Balanced Fund (of which $81,067 in fees were waived). During the period July 23, 1993 through April 30, 1994, the Adviser earned $280,948 from the Strategic Balanced Fund (an additional $136,242 in fees were waived).

         The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and each Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and such Fund may be required to change their names and delete that word.

         The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

TRUSTEES

         John D. Carifa,* 51, Chairman of the Board and
President, is the President, Chief Operating Officer, and a
Director of Alliance Capital Management Corporation, the general partner of the Adviser.  His address is 1345 Avenue of the
Americas, New York, New York 10105.
____________________

* An "interested person" of the Trust, as defined by the 1940 Act.

         Ruth Block, 66, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut 06903.

         Richard W. Couper, 74, is President Emeritus and Trustee of The Woodrow Wilson Fellowship Foundation and President
Emeritus of the New York Public Library.  His address is Box 345,
Clinton, New York, 13323-0345.

         William H. Foulk, Jr., 64, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991. His address is 2 Hekma Road, Greenwich, Connecticut 06831.

         Brenton W. Harries, 68, is a Director of Enhance
Reinsurance Co. and was formerly the President and Chief
Executive of Global Electronic Markets Company.  His address is
14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Donald J. Robinson, 62, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Of Counsel to that firm. His address is 599 Lexington Avenue, 26th Floor, New
York, New York 10022.

OFFICERS

         John D. Carifa, President, see biography above.

         Edmund P. Bergan, Jr., 46, Clerk, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
His address is 1345 Avenue of the Americas, New York, New York
10105.

         Mark D. Gersten, 46, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc.  His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Vincent S. Noto, 31, Controller and Chief Accounting
Officer, is a Vice President of Alliance Fund Services, Inc. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Bruce W. Calvert, 50, Vice President, is the Vice
Chairman and Chief Investment Officer of Alliance Capital
Management Corporation, the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Kathleen A. Corbet, 36, Vice President, is, since July 23, 1993, Senior Vice President of Alliance Capital Management Corporation, the general partner of the Adviser. She was formerly employed by Equitable Capital. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Barbara J. Krumsiek, 44, Vice President-Marketing, is, since July 23, 1993, a Senior Vice President of Alliance Fund Distributors, Inc. She was formerly an Investment Officer of Equitable, Senior Vice President of Equitable Capital and Vice President of Equitable Variable Life Insurance Company. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Wayne D. Lyski, 55, Vice President, is Executive Vice
President of Alliance Capital Management Corporation, the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         The aggregate compensation paid to each of the Trustees by the Growth Fund for the fiscal year ended October 31, 1996, and by the Strategic Balanced Fund for the fiscal year ended July 31, 1996, the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither of the Funds nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                         Total Number of
                                                         Funds in the
                                                         Alliance Fund
                                 Aggregate Total         Complex,
                                 Compen-   Compensation  Including the
                                 sation    from the      Trust, as to
Name of             Aggregate    from the  Alliance      which the
Trustee             Compensation Strategic Fund Complex  Trustee is a
of the              from the     Balanced  Including     Director or
Fund                Growth Fund  Fund      the Trust**   Trustee
______________      ___________  ________  ___________   _______________

Ruth Block          $5,227       $5,200    $157,500       37
John D. Carifa      $ --         $ --      $ --           50
Richard W. Couper   $5,200       $5,200    $85,000         2
William H. Foulk*** $ -0-        $ -0-     $144,250       32
Brenton W. Harries  $5,400       $5,200    $86,000         2
Donald J. Robinson  $5,227       $5,200    $137,250       38

____________________________
** As of December 31, 1996 there were 110 investment companies or portfolios thereof in the Alliance Fund Complex.
*** Appointed Trustee as of December 31, 1996.

         As of January 17, 1997, the Trustees and officers of the Funds as a group owned less than 1% of the shares of the Fund.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.

______________________________________________________________

                     PORTFOLIO TRANSACTIONS
______________________________________________________________

         Under the general supervision of the Board of Trustees, the Adviser makes the Funds' portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

         The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

         Aggregate securities transactions for the Growth Fund during the fiscal year ended October 31, 1996 were $3,328,133,598 and, in connection therewith, brokerage commissions of $3,395,225 (100%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Strategic Balanced Fund during the fiscal year ended July 31, 1996 were $183,249,580 and, in connection therewith, brokerage commissions of $173,237 (100%) were allocated to persons or firms supplying research information. For the fiscal year ended October 31, 1996, the Growth Fund paid an aggregate of $3,395,225 in brokerage commissions. For the fiscal year ended October 31, 1995, the Growth Fund paid an aggregate of $3,231,153 in brokerage commissions. For the fiscal period May 1, 1994 through October 31, 1994, the Growth Fund paid an aggregate of $909,509 in brokerage commissions. For the fiscal year ended April 30, 1994, the Growth Fund paid an aggregate of $1,235,459 in brokerage commissions. For the fiscal year ended July 31, 1996, the Strategic Balanced Fund paid an aggregate of $173,237 in brokerage commissions. For the fiscal year ended July 31, 1995, the Strategic Balanced Fund paid an aggregate of $196,452 in brokerage commissions. For the fiscal period May 1, 1994 through

July 31, 1994, the Strategic Balanced Fund paid an aggregate of
$33,604 in brokerage commissions.  For the fiscal year ended
April 30, 1994, the Strategic Balanced Fund paid an aggregate of
$101,939 in brokerage commissions.

         The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Funds may consider sales of shares of the Funds or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The brokerage transactions engaged in by the Funds with DLJ and its affiliates during the fiscal years ended October 31, 1996 for the Growth Fund and July 31, 1996 for the Strategic
Balanced Fund are set forth below:

                                                                 % of Fund's
                                              % of Fund's        Aggregate

                                 Amount of    Aggregate          Dollar
Fiscal Year                      Brokerage    Brokerage          Amount of
Ended              Fund          Commissions  Commissions        Transactions
                   _____         ___________  ____________       _____________

October 31, 1996   Growth Fund   $2,500       0.07%              0.0%

July 31, 1996      Strategic     $0           0.0%               0.0%
                   Balanced Fund

______________________________________________________________

                      EXPENSES OF THE FUNDS
______________________________________________________________

         In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Funds under the appropriate federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations,
(g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

DISTRIBUTION ARRANGEMENTS

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Funds pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each Fund pays Alliance Fund Distributors, Inc. (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of a Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The

Trustees currently limit payments under the Class A Plan to .30% of a Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of a Fund attributable to each of the Class A shares, Class B shares and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Funds' shares.

         Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

         The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $3,574 with respect to the Class A shares of the Strategic Balanced Fund and $1,164,975 with respect to the Class A shares of the Growth Fund for the fiscal years ended July 31, 1996 and October 31, 1996, respectively.

         For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $7,259 with respect to the Class B shares of the Strategic Balanced Fund and $20,009,061 with respect to the Class B shares of the Growth Fund for the fiscal years ended July 31, 1996 and October 31, 1996, respectively.

         For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $1,099 with respect to the Class C shares of the Strategic Balanced Fund and $3,125,766 with respect to the Class C shares of the Growth Fund for the fiscal years ended July 31, 1996 and October 31, 1996, respectively.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

                     STRATEGIC BALANCED FUND

              Amount of Expense and Allocated Cost

                        Class A Shares   Class B Shares    Class C Shares
                        (for the Fiscal  (for the Fiscal   (for the Fiscal
                        year ended       year ended        year ended
Category of Expense     July 31, 1996)   July 31, 1996)    July 31, 1996)
___________________     _____________    ______________    _______________

Advertising/Marketing       $13,585          $54,888            $13,259

Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders              $2,173           $11,325             $3,961

Compensation to
  Underwriters              $3,574           $7,259              $1,099

Compensation to
  Dealers                   $38,228         $221,390            $38,521

Compensation to Sales
   Personnel                $21,219          $92,130            $21,443

Interest, Carrying or
   Other Financing
   Charges                    -0-            $52,454                -0-

Other (includes personnel
  costs of those home
  office employees involved
  in the distribution
  effort and the
  travel-related expenses
  incurred by the marketing
  personnel conducting
  seminars)                 $30,898         $130,956            $31,601

                           $109,677         $570,402       $108,884

                           GROWTH FUND

              Amount of Expense and Allocated Cost

                        Class A Shares   Class B Shares    Class C Shares
                        (For the Fiscal  (For the Fiscal   (For the Fiscal
                        year ended       year ended        year ended
                        October 31,      October 31,       October 31,
Category of Expense     1996)            1996)             1996)

Advertising/Marketing       $87,675         $475,286            $96,488

Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders              $27,183         $174,033            $33,918

Compensation to
  Underwriters             $512,551       $1,188,936           $244,204

Compensation to
  Dealers                  $946,028      $36,857,713         $3,586,955

Compensation to Sales
  Personnel                $142,557         $777,733           $158,125

Interest, Carrying or
  Other Financing
  Charges                       -0-       $2,957,042                -0-

Other (includes
  personnel costs
  of those home office
  employees involved
  in the distribution
  effort and the
  travel-related
  expenses incurred
  by the marketing
  personnel conducting
  seminars)                $439,511       $1,051,534           $214,435

                         $2,155,505      $43,482,277     $4,334,125

CUSTODIAL ARRANGEMENTS

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, MA, 02110 ("State Street Bank") is the Trust's custodian.

TRANSFER AGENCY ARRANGEMENTS

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Trust, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

GENERAL

         Shares of the Funds are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge ("Advisor Class Shares"), in each case as described below. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Funds may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliate or agent,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, or (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such persons, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of Koll Real Estate Services.

         If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Funds that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

         Investors may purchase shares of the Funds through selected dealers, agents or financial representatives or directly through the Principal Underwriter. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         Shares may also be sold in foreign countries where permissible. The Funds may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Funds is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the amount of the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to purchase shares at that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., the previous principal underwriter of the Funds and an affiliate of the Principal Underwriter ("Equico"), in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds, as defined below, during a specified period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of a

Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**
         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and would, therefore, initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                                            Discount or
                                            Commission
                                  As % of   to Dealers
                        As % of   the       or Agents
                        Net       Public    As % of
Amount of               Amount    Offering  Offering
Purchase                Invested  Price     Price
__________              ________  _______   ____________

Less than
   $100,000 . . . .     4.44%     4.25%     4.00%
$100,000 but
    less than
    $250,000 . . . .    3.36      3.25      3.00
$250,000 but
    less than
    $500,000 . . . .    2.30      2.25      2.00
$500,000 but
    less than
    $1,000,000*. . .    1.78      1.75      1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Rule 12b-1 Plans described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "-- Conversion of Advisor Class Shares to Class A Shares." The Funds receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Growth Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on October 31, 1996.

         Net Asset Value per Class A
         Share at October 31, 1996          $34.91

         Per Share Sales Charge--4.25%
         of offering price (4.44% of
         net asset value per share)         $1.55

         Class A Per Share Offering Price
         to the Public                      $36.46

         During the Strategic Balanced Fund's fiscal year ended July 31, 1996, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $15,976. Of that amount, the Principal Underwriter received the amount of $1,204, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Strategic Balanced Fund's fiscal year ended July 31, 1996, the Principal Underwriter received $37,022 in contingent deferred sales charges. During the Strategic Balanced Fund's fiscal year ended July 31, 1995, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $44,654. Of that amount, the Principal Underwriter received the amount of $1,814, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Strategic Balanced Fund's fiscal year ended July 31, 1995, the Principal Underwriter received $85,826 in contingent deferred sales charges.
During the Strategic Balanced Fund's fiscal year period May 1, 1994 through July 31, 1994, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $38,541. During the Strategic Balanced Fund's fiscal year ended July 31, 1994, the Principal Underwriter received $21,732 in contingent deferred sales charges. During the Strategic Balanced Fund's fiscal year ended April 30, 1994, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $149,378.

         During the Growth Fund's fiscal year ended October 31, 1996, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $6,003,066. Of that amount, the Principal Underwriter received the amount of $231,038, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Growth Fund's fiscal year ended October 31, 1996, the Principal Underwriter received $2,632,819 in contingent deferred sales charges. During the Growth Fund's fiscal year ended October 31, 1995, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $3,688,506. Of that amount, the Principal Underwriter received the amount of $144,082, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Growth Fund's fiscal year ended October 31, 1995, the Principal Underwriter received $2,140,032 in contingent deferred sales charges. During the


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

Growth Fund's fiscal period August 2, 1993 through April 30, 1994, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $3,061,478. Of that amount, the Principal Underwriter received the amount of $89,423, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Growth Fund's fiscal year ended October 31, 1994, the Principal Underwriter received $410,313 in contingent deferred sales charges. During the Growth Fund's fiscal period August 2, 1993 through April 30, 1994, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $3,947,074. During the Growth Fund's fiscal period ended April 30, 1994, the Principal Underwriter received $199,405 in contingent deferred sales charges.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown in the Prospectus by combining purchases of shares of a Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:


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


AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund
  -Alliance Strategic Balanced Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

          (i)  the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

        (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of a Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining shares will be registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of a Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13- month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Funds may sell their Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates;
(ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment advisor or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as may be designated by the Principal Underwriter, proceeds of their redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the date of payment for the purchase of Class B shares and the date of redemption of such shares.

            Contingent Deferred Sales Charge for the
                  Funds as a % of Dollar Amount
                             Shares purchased
            Shares           on or after          Shares
            purchased        August 2, 1993,      purchased
Year Since  before           but before           on or after
Purchase    August 2, 1993   November 19, 1993    November 19, 1993
________    ______________   _________________    _________________

First       5.00%            5.50%                4.00%
Second      4.00%            4.50%                3.00%
Third       3.00%            3.50%                2.00%
Fourth      1.00%            2.50%                1.00%
Fifth       None             1.50                 None
Sixth       None             None                 None

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption consists, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of purchase of shares to the shares originally purchased by the shareholder.

         WAIVER. The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Class B shares purchased on or after August 2, 1993 and held for eight years after the end of the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares. Class B shares purchased before August 2, 1993 and held for six years after the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A Shares at the end of this period and such shares will no longer be subject to a higher distribution services fee. Such conversions will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares. See "Shareholder Services- -Exchange Privilege."

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year,upon redemption. Class C shares are sold without an initial sales charge, so that a Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for at least one year, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. Class C shares do not convert to any other class of shares and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1% of the lesser of the original cost or net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B

Shares--Contingent Deferred Sales Charge--Waiver." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption consists, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those paid with respect to Class A and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held principally through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General." If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment advisory or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and the Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and the Statement of Additional Information, to Class A shares of the same Funds during the calendar month following the month in which the Funds are informed of the occurrence of the Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shares would be automatically redeemed, which would constitute a taxable event under Federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Funds that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer once in any 30-day period, (except for certain omnibus accounts) of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates


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

have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTIONS--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Funds nor the Adviser, the Principal Underwriter nor Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. Alliance Fund Services, Inc. will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If Alliance Fund Services, Inc. did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of the Funds represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

REPURCHASE

         The Funds may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary, selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Funds are offered through a financial intermediary, selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Funds as described above is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

GENERAL

         The Funds reserve the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Funds through an automatic investment program utilizing Electronic Funds Transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Funds for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may exchange Class A shares of any Alliance Mutual Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Funds. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for Federal tax purposes except with respect to the exchange of Advisor Class shares into Class A shares as described above. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such Alliance Mutual Fund's Prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. Alliance Fund Services, Inc. will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If Alliance Fund Services, Inc. did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may legally be sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Funds may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in a Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by a Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $5 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by such plan can be exchanged, without any sales charge, for Class A shares of such Fund shortly before the end of the calendar year in which the $5 million level is attained. The Fund waives any contingent deferred sales charge applicable to redemptions of Class B shares by qualified plans investing through the Alliance Premier Retirement Program.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Funds, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with a Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance Fund Services, Inc. at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         General. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

         Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "How to Sell Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges imposed when the purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly , 2% bi- monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B


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

shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent auditors, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The net asset value of a share of each class is determined by dividing the value, as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), of the net assets of the Fund represented by that class (i.e., the value of the assets of the Fund allocated to that class less the liabilities of the Fund allocated to that class, including expenses payable or accrued) by the total number of shares of such class then outstanding at such closing.

         For purposes of this computation, readily marketable portfolio securities, including open short positions, listed on the Exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, then the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect its fair market value. Securities not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the

National Association of Securities Dealers Automated Quotations,
Inc. ("Nasdaq") National List ("List") are valued in like manner.

         Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded only in the over-the-counter market, excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices therefor as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable sources as the Board of Trustees of the Trust deems appropriate to reflect the fair market value thereof. Call options written or purchased by a Fund are valued at the last sale price and put options purchased by a Fund are valued at the last sale price. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees of the Trust determines that this method does not represent fair value). All other assets, including restricted securities of a Fund, are valued in such manner as the Board of Trustees of the Trust in good faith deems appropriate to reflect their fair market value.

         The Trustees may suspend the determination of a Fund's net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         The assets belonging to the Class A shares, the Class B shares, the Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the



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

assets belonging to that class pursuant to a multi-class plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS AND
DISTRIBUTIONS

         General. Each Fund intends to qualify for tax treatment as a "regulated investment company" under the Code for each taxable year. In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies held for less than three months), and
(3) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities) These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments.

         If a Fund qualifies as a regulated investment company, it will not be subject to Federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of
(i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment.

         The information set forth in the Funds' Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to a Fund's dividends of net investment income, but only to the extent so designated by the Fund. The amount of such dividends and distributions that may be designated by the Fund as eligible for the dividends-received deduction is limited to the amount of dividends from domestic corporations received by a Fund during the fiscal year. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a Fund to its shareholders as capital gains distributions will not be taxable to the Fund but will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her Fund shares. Capital gains distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund (even if received shortly after the purchase of such shares by him or her) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal income tax purposes to the extent of any capital gain distribution made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

         For federal income tax purposes, when equity call options which a Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by a Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

         Each Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing discussion relates only to U.S. federal income tax law as it affects U.S. shareholders. The effects of federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in a Fund.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

DESCRIPTION OF THE TRUST

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having five separate portfolios, each of which is represented by a separate series of shares. In addition to the Funds, the other portfolios of the Trust are Alliance Short-Term U.S. Government Fund, Alliance Conservative Investors Fund and Alliance Growth Investors Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B, Class C and Advisor Class shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each Fund and each class of shares thereof, certain expenses may be legally chargeable against the assets of all Funds or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

CAPITALIZATION

         Except as noted below under "Shareholder and Trustee
Liability," all shares of the Funds when duly issued will be fully paid and non-assessable.

         Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Funds' outstanding shares at January 17, 1997:

NAMES AND ADDRESSES                        % OF CLASS
___________________                        __________

                      GROWTH FUND--CLASS A

Merrill Lynch
Mutual Fund Operations                      12.40%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                             CLASS B

Merrill Lynch
Mutual Fund Operations                      19.96%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                             CLASS C

Merrill Lynch
Mutual Fund Operations                      41.11%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                          ADVISOR CLASS

Carole E. Saccullo
10 Ninth Green Drive                         5.25%
Roswell, GA  30076-3595

Gayle K. Haller &
Richard A. Davies JT WROS                   13.51%
8 Sunny Brae Place
Bronxville NY  10708

Josephine Metz
13 Remsen Circle                             5.13%
Yonkers, NY  10710-1006

Alliance Plans Div/FTC
C/F  Matthew Bloom IRA                       6.42%
149 Congress Street
Brooklyn, NY  11201-6103

Geoffrey L. Hyde &
Diana W. Hyde Jt. Ten.                       5.45%
140 Winton Road
Fairfield, CT  06430-3860

Middleton Place General Partnership
c/o Middleton Place                          5.52%
Ashley River Road
Charleston, SC  29414

Charles H. P. Duell
C/O Middleton Place                          8.82%
Ashley River Road
Charleston, SC  29414

Charles H. P. Duell
Josephine Scott Duell Trust                  7.64%
Middelton Place
Ashley River Road
Charleston, SC  29414

                STRATEGIC BALANCED FUND--CLASS C

Merrill Lynch
Mutual Fund Operations                      19.52%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

Tri-M Corporation 401k
PS-Savings Plan                             24.10%
284 Gale Lane, P.O. Box 69
Kennett Square, PA  19348-0069

                          ADVISOR CLASS

Alliance Fund Services
Audit Output Account                        50.00%
Attn: Corporate Actions
P.O. Box 1520
Secaucus, NJ  07096-1520

Alliance Fund Services
Audit Output Account                        50.00%
Attn: Corporate Actions
P.O. Box 1520
Secaucus, NJ  07096-1520

VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

         The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or
(ii) more than 50% of the outstanding shares of such Fund or such class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name,
(ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 1177 Avenue of the Americas, New
York, New York 10036, the independent accountants to the Trust, is registered as a Registered Limited Liability Partnership (LLP) under the laws of the State of Delaware.

         The financial statements of the Strategic Balanced Fund for the fiscal year ended July 31, 1996, and of the Growth Fund for the fiscal year ended October 31, 1996, which are included in this Statement of Additional Information, have been audited by Price Waterhouse LLP, the Trust's independent accountants for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

PERFORMANCE INFORMATION

         From time to time, a Fund may advertise its "total return." Total return is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for its most recently completed one-, five- and ten-year periods (or the life of a Fund or class, if shorter). Total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over such period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The average annual compounded total return for Class A shares of the Growth Fund was 21.65% for the one-year period ended October 31, 1996, 18.23% for the five-year period ended October 31, 1996, and 22.29% for the period September 4, 1990 (commencement of distribution of Class A shares), through October 31, 1996. The average annual compounded total return for Class B shares of the Growth Fund was 20.82% for the one-year period ended October 31, 1996, 17.41% for the five-year period ended October 31, 1996, and 20.29% for the period October 23, 1987 (commencement of distribution of Class B shares) through October 31, 1996. The average annual compounded total return for Class C shares of the Growth Fund was 20.81% for the one-year period ended October 31, 1996, and 15.29% for the period
August 2, 1993 (commencement of distribution of Class C shares) through October 31, 1996. The average annual compounded total return for Class A shares of the Strategic Balanced Fund was 3.45% for the one-year period ended July 31, 1996, 7.66% for the five-year period ended July 31, 1996, and 10.74% for the period September 4, 1990 (commencement of distribution of Class A shares) through July 31, 1996. The average annual compounded total return for Class B shares of the Strategic Balanced Fund was 3.40% for the one-year period ended July 31, 1996, 7.84% for the five-year period ended July 31, 1996, and 11.63% for the period October 23, 1987 (commencement of distribution of Class B shares) through July 31, 1996. The average annual compounded total return for Class C shares of the Strategic Balanced Fund was 6.34% for the one-year period ended July 31, 1996, and was 5.56% for the period August 2, 1993 (commencement of distribution of Class C shares) through July 31, 1996.

         Each Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The
New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

ADDITIONAL INFORMATION

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS AND OTHER
  INVESTMENTS-96.2%
TECHNOLOGY-40.3%
COMPUTER HARDWARE-3.4%
Ceridian Corp. (a)                            1,594,100     $ 79,107,213
COMPAQ Computer Corp. (a) (b)                   400,000       27,850,000
Dell Computer Corp. (a) (b)                     100,000        8,137,500
                                                            ------------
                                                             115,094,713

COMPUTER PERIPHERALS-0.6%
Seagate Technology, Inc. (a)                    293,000       19,557,750

COMPUTER SOFTWARE & SERVICES-6.4%
Electronic Data Systems Corp.                 1,038,000       46,710,000
Informix Corp. (a) (b)                          555,000       12,314,063
Microsoft Corp. (a)                             239,000       32,802,750
Oracle Systems Corp. (a) (b)                  1,088,250       46,046,578
Sterling Commerce, Inc. (a)                   1,626,044       45,732,487
Sterling Software, Inc. (a)                   1,021,000       33,182,500
                                                            ------------
                                                             216,788,378

ELECTRONICS-14.4%
3Com Corp. (a) (b)                            2,620,300      177,197,787
Bay Networks, Inc. (a) (b)                      446,850        9,048,713
Cabletron Systems, Inc. (a) (b)                 218,900       13,653,888
Cisco Systems, Inc. (a) (b)                   3,068,000      189,832,500
EMC Corp. (a) (b)                             1,862,300       48,885,375
General Instrument Corp. (a)                  1,021,300       20,553,662
Texas Instruments, Inc. (b)                     671,700       32,325,562
                                                            ------------
                                                             491,497,487

OFFICE EQUIPMENT & SERVICES-1.0%
Xerox Corp.                                     711,300       32,986,538

PRINTING, PUBLISHING & BROADCASTING-0.2%
Cox Communications, Inc. Cl.A (a)               341,300        6,314,050

SEMI-CONDUCTORS & RELATED-7.1%
Altera Corp. (a) (b)                            529,500       32,829,000
Intel Corp. (b)                               1,625,600      178,612,800
National Semiconductor Corp. (a) (b)          1,605,300       30,902,025
                                                            ------------
                                                             242,343,825

TELECOMMUNICATIONS-7.2%
AirTouch Communications, Inc. (a)             1,356,700       35,443,787
DSC Communications Corp. (a) (b)              1,027,400       14,255,175
Loral Space & Communications (a)                820,000       13,017,500
MFS Communications Co., Inc. (a) (b)          2,416,000      121,102,000
MFS Communications Co., Inc. pfd. 8.00%         318,000       27,586,500
Millicom International Cellular,
  S.A. (a) (c)                                  312,800       12,433,800
Rogers Cantel Mobile Communications,
  Inc. Cl.B (a)                                 139,000        3,249,125
Teleport Communications Group, Inc. Cl.A (a)     20,000          490,000
U.S. West, Inc. (a)                             455,000        7,109,375
United States Cellular Corp. (a)                365,500       10,736,563
                                                            ------------
                                                             245,423,825
                                                           -------------
                                                           1,370,006,566

CREDIT SENSITIVE-24.5%
BANKS-4.0%
Chase Manhattan Corp.                           497,952       42,699,384
Corestates Financial Corp.                      110,000        5,348,750
First Chicago NBD Corp.                         415,000       21,165,000
First Chicago NBD Corp., pfd. 5.50%              90,000        1,462,500
First Union Corp.                               345,000       25,098,750
NationsBank Corp.                               417,000       39,302,250
                                                            ------------
                                                             135,076,634

FINANCIAL SERVICES-2.0%
Dean Witter, Discover & Co.                     301,700       17,762,588
Federal National Mortgage Assn.                 723,200       28,295,200
Mercury Finance Co.                           1,933,500       22,235,250
                                                            ------------
                                                              68,293,038


6



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
INSURANCE-12.9%
20th Century Industries, Inc. (a)             1,098,300     $ 17,572,800
Acceptance Insurance Cos., Inc. (a)             637,300       12,905,325
Allstate Corp.                                  649,410       36,448,136
American International Group, Inc.              944,350      102,580,019
ITT Hartford Group, Inc.                        693,000       43,659,000
PennCorp. Financial Group, Inc.                 474,500       16,429,562
PMI Group, Inc.                                 512,800       29,293,700
Progressive Corp. (Ohio)                        708,000       48,675,000
PXRE Corp.                                            8              198
TIG Holdings, Inc.                              316,500        9,138,938
Travelers Group, Inc.                         2,259,550      122,580,587
                                                            ------------
                                                             439,283,265

REAL ESTATE-5.0%
Bradley Real Estate, Inc.                       207,982        3,457,701
CBL & Associates Properties, Inc.               229,000        5,410,125
Essex Property Trust                            146,900        3,801,038
First Industrial Realty Trust, Inc.             147,000        3,803,625
Highwoods Properties, Inc.                      459,200       13,202,000
JP Realty, Inc.                                 755,300       17,183,075
Koger Equity, Inc. (a)                        1,762,571       27,540,172
Macerich Co.                                  1,051,400       23,130,800
Manufactured Home Communities, Inc.             160,000        3,120,000
Oasis Residential, Inc.,                         40,700          976,800
Prentiss Properties Trust (a)                   222,500        4,589,063
Simon DeBartolo Group, Inc.                     276,500        7,292,687
Spieker Properties, Inc.                        426,200       13,105,650
Storage USA, Inc.                               383,700       13,333,575
Summit Properties, Inc.                         771,700       15,144,612
Sun Communities, Inc.                           520,000       14,885,000
                                                            ------------
                                                             169,975,923

UTILITY/TELEPHONE-0.3%
Telephone and Data Systems, Inc.                317,600       11,116,000

MISCELLANEOUS-0.3%
MBNA Corp.                                      270,700       10,218,925
                                                            ------------
                                                             833,963,785

CONSUMER NONCYCLICALS-13.1%
BEVERAGES-0.6%
Coca-Cola Femsa, S.A. (ADR) (d)                 434,700       10,269,787
PepsiCo, Inc.                                   294,000        8,709,750
                                                             ------------
                                                              18,979,537

COMMERCIAL SERVICES-2.2%
ADT Ltd. (a)                                    835,000       16,491,250
CUC International, Inc. (a) (b)               2,347,400       57,511,300
                                                             ------------
                                                              74,002,550

DRUGS-4.6%
Abbott Laboratories                             500,000       25,312,500
Amgen, Inc. *                                    81,000        4,966,313
Astra AB, Series A (e)                          380,000       17,452,134
Boston Scientific Corp. (a)                      35,000        1,903,125
Gensia, Inc. pfd. (a) (f)                        68,500          976,125
Merck & Co., Inc.                               865,200       64,132,950
Pfizer, Inc.                                    437,000       36,161,750
Schering-Plough Corp.                           100,000        6,400,000
                                                            ------------
                                                             157,304,897

ENTERTAINMENT & LEISURE-0.1%
Walt Disney Co.                                  74,000        4,874,750

HOSPITAL SUPPLIES & SERVICES-1.1%
Baxter International, Inc.                       17,000          707,625
Healthsource, Inc. (a)                          273,000        3,344,250
Medtronic, Inc.                                 476,900       30,700,438
Quest Medical, Inc. (a)                         265,225        1,690,809
                                                            ------------
                                                              36,443,122

TOBACCO-4.5%
Loews Corp.                                   1,119,000       92,457,375
Philip Morris Cos., Inc.                        673,000       62,336,625
                                                            ------------
                                                             154,794,000
                                                            ------------
                                                             446,398,856


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
CONSUMER CYCLICALS-8.0%
AUTO & RELATED-1.6%
AutoZone, Inc. (a)                            2,136,400     $ 54,745,250

PHOTO & OPTICAL-0.3%
Eastman Kodak Co.                               130,700       10,423,325

RESTAURANTS & LODGING-1.2%
American General Hospitality Corp.              501,000        9,957,375
ITT Corp. (a)                                   723,800       30,399,600
                                                            ------------
                                                              40,356,975

RETAILING-GENERAL-4.7%
CompUSA, Inc. (a) (b)                           150,000        6,937,500
Home Depot, Inc.                                508,000       27,813,000
Lowes Cos., Inc.                              1,012,500       40,879,688
Sears Roebuck & Co.                           1,123,500       54,349,312
Wal-Mart Stores, Inc.                         1,130,000       30,086,250
                                                            ------------
                                                             160,065,750

RETAILING-TOYS-0.2%
Hasbro, Inc.                                    185,000        7,191,875
                                                            ------------
                                                             272,783,175

BUSINESS SERVICES-5.3%
PRINTING, PUBLISHING & BROADCASTING-3.0%
Comcast Corp. Cl.A (SPL) K                      546,500        8,060,875
TCI Group Series A (a)                        4,939,500       61,435,032
Tele-Communications, Inc.-Liberty Media
  Group Cl.A (a)                                621,375       16,000,406
Time Warner, Inc.                               117,400        4,373,150
Westinghouse Electric Corp.                     830,000       14,213,750
                                                            ------------
                                                             104,083,213

RAILROADS-2.2%
Canadian Pacific, Ltd. (c)                    1,380,000       34,845,000
Union Pacific Corp.                             701,866       39,392,229
                                                            ------------
                                                              74,237,229

TRANSPORTATION & SHIPPING-0.1%
Pittston Brinks Group                            92,000        2,622,000
                                                            ------------
                                                             180,942,442

ENERGY-2.3%
OIL & GAS SERVICES-2.3%
Gulf Canada Resources, Ltd. (a)               8,834,100       60,734,437
Union Pacific Resources Group, Inc.             598,677       16,463,618
                                                            ------------
                                                              77,198,055

CAPITAL GOODS-1.6%
ENVIRONMENTAL CONTROL-0.5%
WMX Technologies, Inc.                          467,000       16,053,125
MACHINERY-1.1%
Applied Materials, Inc. (a) (b)                 225,000        5,948,437
Mannesmann AG (ADR) (g)                          82,000       31,863,544
                                                            ------------
                                                              37,811,981
                                                            ------------
                                                              53,865,106

BASIC MATERIALS-1.1%
CHEMICALS-1.1%
Freeport McMoran, Inc.                                1               32
Monsanto Co.                                    772,500       30,610,312
W.R. Grace & Co. (a)                            112,000        5,936,000
                                                            ------------
                                                              36,546,344

ENGINEERING & CONSTRUCTION-0.0%
Cornell Corrections, Inc. (a)                    16,300          171,150
                                                            ------------
                                                              36,717,494

DIVERSIFIED-0.0%
Hanson Plc warrants,
  expiring 9/30/97 (a) (h)                    1,724,137            7,015
  ADR
  B warrants, expiring
  9/30/97 (a) (h)                               216,504            6,766
                                                            ------------
                                                                  13,781

Total Common and Preferred Stocks
  (cost $2,638,015,355)                                    3,271,889,260


8



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES-1.3%
ELECTRONICS-1.3%
3Com Corp. 10.25%, 11/01/01 (f)                $  8,500     $ 17,658,750
Altera Corp.5.75%, 6/15/02 (f)                   16,640       23,004,800
Cypress Semiconductor Corp.
  3.15%, 3/15/01 (f)                              2,500        2,281,250

Total Long-Term Debt Securities
  (cost $35,049,944)                                          42,944,800

SHORT-TERM DEBT SECURITIES-4.3%
Federal Home Loan Bank
  5.16%, 11/04/96                                12,000       11,994,840
  5.16%, 11/14/96                                10,000        9,981,367
  5.17%, 11/21/96                                 8,900        8,874,437
  5.18%, 11/20/96                                29,215       29,135,129
Federal Home Loan Mortgage Corp.
  5.16%, 11/19/96                                20,000       19,948,400
  5.18%, 12/11/96                                20,000       19,887,146
  5.19%, 11/14/96                                 2,474        2,469,363
  5.20%, 11/04/96                                24,700       24,689,297
Federal National Mortgage Assn.
  5.15%, 11/05/96                                10,000        9,994,278
Student Loan Marketing Assn.
  5.53%, 11/01/96                                 9,100        9,100,000

Total Short-Term Debt Securities
  (amortized cost $146,074,257)                              146,074,257

TOTAL INVESTMENTS-101.8%
  (cost $2,819,139,556)                                    3,460,908,317



COMPANY                                      CONTRACTS(i)       VALUE
-------------------------------------------------------------------------
OUTSTANDING CALL OPTIONS WRITTEN-(1.3%)
3Com Corp.
  expiring Dec 1996
  @ $56.50                                        2,000     $ (2,496,000)
  @ $57.13                                        1,000       (1,220,000)
  @ $61.25                                        1,000         (899,100)
  @ $64.25                                        1,500       (1,087,500)
  @ $64.63                                        1,000         (650,000)
  expiring Jan 1997
  @ $60.25                                        1,500       (1,494,000)
  @ $62.50                                        1,000         (894,800)
  @ $62.75                                        1,000         (915,600)
  @ $63.38                                        1,000         (774,800)
  @ $64.00                                          500         (423,100)
  @ $65.59                                        1,000         (690,000)
  @ $65.88                                        1,000         (690,500)

Altera Corp.
  expiring Nov 1996
  @ $42.38                                        1,000       (1,967,000)
  @ $44.38                                        2,000       (3,518,000)
  expiring Dec 1996
  @ $44.13                                        1,000       (1,830,000)
  @ $51.25                                        1,000       (1,236,000)

Applied Materials, Inc.
  expiring Nov 1996
  @ $24.88                                        1,000         (175,000)
  expiring Dec 1996
  @ $23.38                                          250          (94,500)
  @ $24.50                                        1,000         (278,900)

Bay Networks, Inc.
  expiring Dec 1996
  @ $28.13                                        1,000          (45,000)
  @ $29.38                                        1,500          (91,500)
  expiring Jan 1997
  @ $26.56                                        1,000          (68,000)
  @ $26.63                                        1,000          (73,000)

Cabletron Systems, Inc.
  expiring Jan 1997
  @ $63.88                                          500         (249,000)


9



PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                       CONTRACTS(i)       VALUE
-------------------------------------------------------------------------
Cisco Systems, Inc.
  expiring Nov 1996
  @ $57.50                                        1,000     $   (498,000)
  @ $57.88                                        1,000         (488,000)
  expiring Dec 1996
  @ $64.00                                        1,000         (386,000)
  expiring Jan 1997
  @ $63.38                                        1,000         (481,000)
  @ $65.25                                        1,000         (362,500)

COMPAQ Computer Corp.
  expiring Dec 1996
  @ $64.50                                          500         (374,500)
  expiring Jan 1997
  @ $67.63                                        1,000         (583,000)
  @ $72.88                                          500         (194,000)
  @ $73.00                                          500         (245,500)
  @ $74.00                                          500         (172,500)

CompUSA, Inc.
  expiring Feb 1997
  @ $46.25                                        1,500         (789,000)

CUC International, Inc.
  expiring Dec 1996
  @ $25.83                                        1,500         (136,500)
  @ $26.50                                        1,500          (99,000)
  expiring Jan 1997
  @ $23.17                                        1,500         (156,000)
  @ $27.17                                        2,250         (128,250)

Dell Computer Corp.
  expiring Dec 1996
  @ $80.50                                          500         (366,500)
  expiring Jan 1997
  @ $78.50                                          500         (432,500)

DSC Communications Corp.
  expiring Nov 1996
  @ $29.88                                        1,000               -0-
  @ $32.75                                        1,000               -0-
  expiring Dec 1996
  @ $27.88                                          500             (500)
  @ $28.50                                        1,000          (15,000)

EMC Corp.
  expiring Jan 1997
  @ $26.50                                          500          (97,500)

Informix Corp.
  expiring Nov 1996
  @ $25.63                                        1,000          (10,600)
  expiring Dec 1996
  @ $24.38                                        1,000          (91,000)
  @ $28.75                                          500          (18,500)
  @ $30.88                                          500          (10,500)
  expiring Jan 1997
  @ $20.75                                        1,550         (527,000)
  @ $27.00                                        1,000          (92,000)

Intel Corp.
  expiring Dec 1996
  @ $96.75                                        1,000       (1,537,000)
  @ $98.88                                        1,000       (1,355,000)
  expiring Jan 1997
  @ $104.75                                       1,000         (992,000)
  @ $109.75                                       1,000         (797,000)
  @ $112.38                                         500         (337,500)

MFS Communications Co., Inc.
  expiring Jan 1997
  @ $45.13                                        1,000         (659,000)
  @ $45.13                                        1,500       (1,032,000)
  @ $45.38                                        1,000         (635,000)
  @ $47.50                                        1,000         (539,000)
  @ $49.95                                        2,000         (820,000)
  @ $50.38                                        1,000         (389,000)
  @ $51.63                                        1,000         (335,000)
  @ $51.88                                        1,500         (487,500)
  expiring Feb 1997
  @ $50.50                                          500         (200,500)

National Semiconductor Corp.
  expiring Dec 1996
  @ $20.00                                        1,000         (110,000)
  expiring Jan 1997
  @ $18.88                                        1,000         (197,000)
  @ $19.25                                        1,500         (246,600)
  @ $19.38                                        1,000         (155,300)

Oracle Systems Corp.
  expiring Nov 1996
  @ $38.88                                        2,250         (774,675)
  @ $39.63                                        1,000         (277,000)
  @ $40.13                                        2,250         (616,500)
  @ $41.38                                        1,500         (268,500)
  @ $41.75                                          750         (125,250)
  @ $41.75                                        1,500         (229,500)


10



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

COMPANY                                       CONTRACTS(i)       VALUE
-------------------------------------------------------------------------
  expiring Dec 1996
  @ $43.00                                          500     $   (125,000)
  @ $43.88                                        1,000         (207,000)
Texas Instruments, Inc.
  expiring Nov 1996
  @ $47.50                                        1,000         (145,000)
  expiring Dec 1996
  @ $46.25                                        1,000         (326,000)
  @ $50.50                                        1,000         (172,600)
  @ $54.88                                          500          (44,000)
  expiring Jan 1997
  @ $49.00                                        1,000         (321,000)
  @ $50.50                                          500         (135,000)
Total Outstanding Call Options Written
  (premiums received $36,773,825)                            (43,208,075)


                                                                VALUE
-------------------------------------------------------------------------
TOTAL INVESTMENTS NET OF OUTSTANDING CALL
  OPTIONS WRITTEN -100.5%
  (cost $2,782,365,731)                                   $3,417,700,242
Other assets less liabilities-(0.5%)                         (15,720,533)

NET ASSETS-100%                                           $3,401,979,709


(a)  Non-income producing security.

(b) Security on which options are written (shares subject to call have an aggregate market value of $422,679,689).

(c)  Canadian holding.

(d)  Country of origin--Mexico.

(e)  Country of origin--Sweden.

(f) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to $43,920,925 or 1.29% of net assets.

(g)  Country of origin--Germany.

(h)  Country of origin--United Kingdom.

(i)  One contract relates to 100 shares.

     Glossary:
     ADR - American Depository Receipt

     See notes to financial statements.


11



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $2,819,139,556)     $3,460,908,317
  Cash, at value (cost $5,602,224)                                   5,607,172
  Receivable for investment securities sold                         24,767,092
  Receivable for shares of beneficial interest sold                 14,886,494
  Dividends and interest receivable                                  2,573,828
  Total assets                                                   3,508,742,903

LIABILITIES
  Payable for investment securities purchased                       51,220,674
  Outstanding call options written, at value
    (premiums received $36,773,825)                                 43,208,075
  Payable for shares of beneficial interest redeemed                 6,623,319
  Distribution fee payable                                           2,550,349
  Advisory fee payable                                               2,131,695
  Accrued expenses                                                   1,029,082
  Total liabilities                                                106,763,194

NET ASSETS                                                      $3,401,979,709

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                         $        1,137
  Additional paid-in capital                                     2,660,909,394
  Distributions in excess of net investment income                     (86,910)
  Accumulated net realized gain on investments                     105,856,434
  Net unrealized appreciation of investments, options and
    foreign currency denominated assets and liabilities            635,299,654
                                                                $3,401,979,709

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($499,458,683/
    14,307,587 shares of beneficial interest issued and outstanding)    $34.91
  Sales charge--4.25% of public offering price                            1.55
  Maximum offering price                                                $36.46

  CLASS B SHARES
  Net asset value and offering price per share ($2,498,096,479/
    85,524,622 shares of beneficial interest issued and outstanding)    $29.21

  CLASS C SHARES
  Net asset value and offering price per share ($403,478,072/
    13,806,506 shares of beneficial interest issued and outstanding)    $29.22

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share ($946,475
    /27,111 shares of beneficial interest issued and outstanding)       $34.91


See notes to financial statements.


12



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996                                ALLIANCE GROWTH FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld
    of $189,385)                                     $34,211,776
  Interest                                             4,943,685
                                                                  $ 39,155,461

EXPENSES
  Advisory fee                                        20,263,705
  Distribution fee - Class A                           1,164,975
  Distribution fee - Class B                          20,009,061
  Distribution fee - Class C                           3,125,766
  Transfer agency                                      4,893,030
  Printing                                               717,273
  Registration                                           455,770
  Custodian                                              345,588
  Audit and legal                                        126,808
  Trustees' fees                                          25,895
  Miscellaneous                                           41,422
  Total expenses                                                    51,169,293
  Net investment loss                                              (12,013,832)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities transactions                      94,500,944
  Net realized gain on options transactions                         29,090,337
  Net realized gain on foreign currency transactions                 2,640,456
  Net change in unrealized appreciation of securities              403,025,659
  Net change in unrealized depreciation of options                  (4,262,167)
  Net change in unrealized appreciation of foreign
    currency denominated assets and liabilities                     (2,635,623)
  Net gain on investments                                          522,359,606

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $510,345,774


See notes to financial statements.


13



STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE GROWTH FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  OCTOBER 31,      OCTOBER 31,
                                                     1996             1995
                                                --------------  ---------------
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                            $(12,013,832)       $(653,141)
  Net realized gain on investments, options,
    and foreign currency transactions             126,231,737       48,585,427
  Net change in unrealized appreciation
    (depreciation) of investments, options,
    and foreign currency denominated assets
    and liabilities                               396,127,869      228,506,420
  Net increase in net assets from operations      510,345,774      276,438,706

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                        (1,878,354)        (773,224)
    Class B                                                -0-        (380,866)
    Class C                                                -0-         (57,618)
  Net realized gain on investments
    Class A                                        (6,274,504)      (2,882,018)
    Class B                                       (39,764,242)     (15,615,519)
    Class C                                        (6,015,295)      (2,362,349)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                    931,724,109      725,770,828
  Total increase                                1,388,137,488      980,137,940

NET ASSETS
  Beginning of year                             2,013,842,221    1,033,704,281
  End of year                                  $3,401,979,709   $2,013,842,221


See notes to financial statements.


14



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. On April 15, 1996 the Board of Directors approved the creation of a fourth class of shares, Advisor Class shares. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee-based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of such exchange. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. The Board of Trustees has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service. Restricted securities are valued at fair value as determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents net foreign exchange gains and losses from holdings of forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denomintaed assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE GROWTH FUND
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares on such Class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

7. RECLASSIFICATION OF NET ASSETS
At October 31, 1996 the Fund reclassed certain components of net assets. The reclassification resulted in a net decrease to accumulated net realized gains on investments and foreign currency transactions of $15,050,589 and a net increase to distribution in excess of net investment income and additional paid in capital of $14,672,758 and $377,831, respectively.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. Such a fee is accrued daily and paid monthly. The Adviser has agreed, under terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.

The Fund has a Services Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $3,386,317 for the year ended October 31, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received net front-end sales charges of $231,038 from the sale of Class A shares and $2,399,952 and $1,829 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1996.

Brokerage commissions paid on securities transactions for the year ended October 31, 1996 amounted to $3,395,225, of which $2,500 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.

Accrued expenses includes an amount owed to two of the trustees, under a deferred compensation plan, of $82,339.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The Trustees currently limit payments under the Class A plan to .30 of 1% of the Fund's average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $63,986,412 and $2,280,463 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accor-


16



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

dance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,076,666,485 and $1,227,220,200, respectively, for the year ended October 31, 1996. There were purchases of $19,257,580 and sales of $4,989,333 of U.S. Government and government agency obligations for the year ended October 31, 1996.

1. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended October 31, 1996 were as follows:


                                                       NUMBER OF
                                                       CONTRACTS     PREMIUMS
                                                       ---------  -------------
Options outstanding at beginning of year                 44,650   $ 18,649,332
Options written                                         327,500    136,261,617
Options terminated in closing purchase transactions    (144,625)   (62,746,457)
Options expired                                         (78,700)   (31,841,652)
Options exercised                                       (61,025)   (23,549,015)
Options outstanding at October 31, 1996                  87,800   $ 36,773,825


17



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE GROWTH FUND
_______________________________________________________________________________

2. FOREIGN EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At October 31, 1996, the Fund had no outstanding forward exchange currency contracts.

At October 31, 1996, the cost of securities for federal income tax purposes was $2,830,789,210. Accordingly gross unrealized appreciation of investments was $782,831,015 and gross unrealized depreciation of investments was $152,711,908 resulting in net unrealized appreciation of $630,119,107.

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            8,865,553     5,137,889    $280,673,093    $138,168,292
Shares issued in
  reinvestment of
  dividends and
  distributions          238,657       136,788       7,133,447       3,174,842
Shares converted
  from Class B         1,013,764            -0-     32,613,812              -0-
Shares redeemed       (5,484,207)   (2,291,772)   (173,773,360)    (62,614,033)
Net increase           4,633,767     2,982,905    $146,646,992    $ 78,729,101

CLASS B
Shares sold           33,339,591    31,470,527    $887,177,634    $706,760,789
Shares issued in
  reinvestment of
  dividends and
  distributions        1,182,878       631,579      29,773,038      12,397,903
Shares converted
  to Class A          (1,208,740)           -0-    (32,613,812)             -0-
Shares redeemed       (8,398,216)   (6,927,995)   (224,298,136)   (156,819,474)
Net increase          24,915,513    25,174,111    $660,038,724    $562,339,218


18



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold            6,734,641     5,581,389    $179,622,559    $125,759,340
Shares issued in
  reinvestment of
  dividends and
  distributions          125,326        61,296       3,155,709       1,203,861
Shares redeemed       (2,196,703)   (1,894,060)    (58,679,911)    (42,260,692)
Net increase           4,663,264     3,748,625    $124,098,357    $ 84,702,509



                      OCT. 2,1996*                 OCT. 2,1996*
                            TO                           TO
                      OCT. 31,1996                 OCT. 31,1996
                      ------------                 ------------
ADVISOR CLASS
Shares sold               27,111                  $    940,036
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-                           -0-
Shares redeemed               -0-                           -0-
Net increase              27,111                  $    940,036


*  Commencement of distribution.


19



FINANCIAL HIGHLIGHTS                                       ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ------------------------------------------------------------------------------
                                                                       MAY 1,1994
                                              YEAR ENDED OCTOBER 31,       TO               YEAR ENDED APRIL 30,
                                            ------------------------   OCTOBER 31,  --------------------------------------
                                                1996         1995        1994(a)       1994        1993(B)       1992
                                            -----------  -----------  ------------  ------------  -----------  -----------
Net asset value, beginning of period          $29.48       $25.08       $23.89        $22.67       $20.31       $17.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                     .05          .12          .09          (.01)(d)       .05(d)       .29(d)
Net realized and unrealized gain on
  investments                                   6.20         4.80         1.10          3.55          3.68         3.95
Net increase in net asset value from
  operations                                    6.25         4.92         1.19          3.54          3.73         4.24

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.19)        (.11)          -0-           -0-         (.14)        (.26)
Distributions from net realized gains           (.63)        (.41)          -0-        (2.32)        (1.23)       (1.61)
Total dividends and distributions               (.82)        (.52)          -0-        (2.32)        (1.37)       (1.87)
Net asset value, end of period                $34.91       $29.48       $25.08        $23.89        $22.67       $20.31

TOTAL RETURN
Total investment return based on net
  asset value (f)                              21.65%       20.18%        4.98%        15.66%        18.89%       23.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $499,459     $285,161     $167,800      $102,406       $13,889       $8,228
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.30%        1.35%        1.35%(g)      1.40%         1.40%        1.40%
  Expenses, before waivers/reimbursements       1.30%        1.35%        1.35%(g)      1.46%         1.84%        1.94%
  Net investment income                          .15%         .56%         .86%(g)       .32%          .20%        1.44%
Portfolio turnover rate                           46%          61%          24%           87%          124%         137%
Average commission rate (h)                   $.0584           --           --            --            --           --


See footnote summary on page 23.


20



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS B
                                            -----------------------------------------------------------------------------------
                                                                         MAY 1,1994
                                              YEAR ENDED OCTOBER 31,         TO                  YEAR ENDED APRIL 30,
                                            --------------------------   OCTOBER 31,   ----------------------------------------
                                                  1996          1995       1994(a)          1994          1993(B)       1992
                                            ------------  ------------  -------------  ---------------  -----------  ----------
Net asset value, beginning of period            $24.78        $21.21       $20.27        $19.68          $18.16       $16.88

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                      (.12)         (.02)         .01          (.07)(d)(e)     (.06)(d)      .17(d)
Net realized and unrealized gain on
  investments                                     5.18          4.01          .93          2.98            3.23         3.67
Net increase in net asset value from
  operations                                      5.06          3.99          .94          2.91            3.17         3.84

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                -0-         (.01)          -0-           -0-           (.03)        (.21)
Distributions from net realized gains             (.63)         (.41)          -0-        (2.32)          (1.62)       (2.35)
Total dividends and distributions                 (.63)         (.42)          -0-        (2.32)          (1.65)       (2.56)
Net asset value, end of period                  $29.21        $24.78       $21.21        $20.27          $19.68       $18.16

TOTAL RETURN
Total investment return based on net
  asset value (e)(f)                             20.82%        19.33%        4.64%        14.79%          18.16%       22.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $2,498,097    $1,502,020     $751,521      $394,227         $56,704      $37,845
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements         1.99%         2.05%        2.05%(g)      2.10%           2.15%        2.15%
  Expenses, before waivers/reimbursements         1.99%         2.05%        2.05%(g)      2.13%           2.52%        2.65%
  Net investment income (loss)                    (.54)%        (.15)%        .16%(g)      (.36)%          (.53)%        .78%
Portfolio turnover rate                             46%           61%          24%           87%            124%         137%
Average commission rate (h)                     $.0584            --           --            --              --           --


See footnote summary on page 23.


21



FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS C
                                            ----------------------------------------------------
                                                                      MAY 1,1994      AUGUST 2,
                                             YEAR ENDED OCTOBER 31,        TO         1993(C)
                                            ------------------------  OCTOBER 31,   TO APRIL 30,
                                                1996         1995        1994(A)       1994
                                            -----------  -----------  -----------  -------------
Net asset value, beginning of period          $24.79       $21.22       $20.28       $21.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.12)        (.03)         .01         (.02)(d)
Net realized and unrealized gain on
  investments                                   5.18         4.02          .93         1.15
Net increase in net asset value from
  operations                                    5.06         3.99          .94         1.13

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-        (.01)          -0-          -0-
Distributions from net realized gains           (.63)        (.41)          -0-       (2.32)
Total dividends and distributions               (.63)        (.42)          -0-       (2.32)
Net asset value, end of period                $29.22       $24.79       $21.22       $20.28

TOTAL RETURN
Total investment return based on net
  asset value (e)(f)                           20.81%       19.32%        4.64%        5.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $403,478     $226,662     $114,455      $64,030
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.00%        2.05%        2.05%(g)     2.10%(g)
  Expenses, before waivers/reimbursements       2.00%        2.05%        2.05%(g)     2.13%(g)
  Net investment income (loss)                  (.55)%       (.15)%        .16%(g)     (.31)%(g)
Portfolio turnover rate                           46%          61%          24%          87%
Average commission rate (h)                   $.0584           --           --           --


See footnote summary on page 23.


22



                                                           ALLIANCE GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
PERIOD

                                                          ADVISOR CLASS
                                                            OCTOBER 2,
                                                             1996(C)
                                                               TO
                                                           OCTOBER 31,
                                                              1996
                                                          --------------
Net asset value, beginning of period                        $34.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           -0-
Net realized and unrealized gain on investments                .77
Net increase in net asset value from operations                .77
Net asset value, end of period                              $34.91

TOTAL RETURN
Total investment return based on net asset value (e)(f)       2.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $946
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements                     1.26%(g)
  Expenses, before waivers/reimbursements                     1.26%(g)
  Net investment income                                        .50%(g)
Portfolio turnover rate                                         46%
Average commission rate (h)                                 $.0584


(a)  The Fund changed its fiscal year end from April 30 to October 31.

(b) Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became investment adviser for the Trust.

(c)  Commencement of distribution.

(d)  Net of fee waived and expenses reimbursed by the Adviser.

(e)  Per share data based upon average monthly shares outstanding.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


23



REPORT OF INDEPENDENT ACCOUNTANTS                          ALLIANCE GROWTH FUND
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ALLIANCE GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
December 13, 1996


24

PORTFOLIO OF INVESTMENTS
JULY 31, 1996                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-53.3%
UNITED STATES INVESTMENTS-40.1%
TECHNOLOGY-8.5%
COMMUNICATIONS EQUIPMENT-1.1%
DSC Communications Corp. *                        7,300       $  219,000
Intelcom Group, Inc. *                            1,700           32,725
Motorola, Inc.                                    2,500          135,000
Scientific-Atlanta, Inc.                         10,000          133,750
TCSI Corp.                                          200            5,000
Winstar Communications, Inc.                        800           15,000
                                                             ------------
                                                                 540,475

COMPUTER HARDWARE-1.3%
BMC Industries, Inc.                              2,200           60,225
Ceridian Corp. *                                  6,400          278,400
COMPAQ Computer Corp. *                           1,350           73,913
Digital Equipment Corp. *                         2,500           88,437
Hewlett-Packard Co.                               3,000          132,000
Optical Data Systems, Inc. *                      1,700           34,000
                                                             ------------
                                                                 666,975

COMPUTER NETWORKING SOFTWARE-1.7%
3Com Corp. *                                      7,700          303,187
Bay Networks, Inc. *                              5,450          125,350
cisco Systems, Inc. *                             8,000          414,000
                                                             ------------
                                                                 842,537

COMPUTER PERIPHERALS-0.3%
Exabyte Corp. *                                   1,600           19,200
Seagate Technology, Inc. *                        2,500          120,938
                                                             ------------
                                                                 140,138

COMPUTER SOFTWARE &SERVICES-2.8%
Advanced Tissue Sciences, Inc. *                  1,800           23,850
Applix, Inc. *                                    1,100           25,163
Electronic Data Systems Corp.                     3,250          171,844
First Data Corp.                                  2,500          194,062
Hyperion Software Corp. *                         1,200           14,250
Informix Corp. *                                 13,000          283,562
Oracle Systems Corp. *                            7,550          295,394
Softkey International, Inc. *                     1,500           27,750
Sterling Software, Inc. *                         4,300          295,625
Systemsoft Corp.                                  1,000           18,125
Universal Outdoor Holdings, Inc.                  1,200           25,200
                                                             ------------
                                                               1,374,825

SEMI-CONDUCTORS & RELATED-0.6%
Altera Corp. *                                    3,500          143,500
Intel Corp.                                       2,000          150,250
VLSI Technology, Inc. *                           2,000           24,500
                                                             ------------
                                                                 318,250

UTILITY-TELEPHONE-0.5%
AT & T Corp.                                      3,600          187,650
MFS Communications, Inc. *                        1,100           34,650
Teleport Communications Group *                   2,800           43,400
                                                             ------------
                                                                 265,700

MISCELLANEOUS-0.2%
Harman International Industries, Inc.             1,000           44,875
Xircom, Inc. *                                    2,700           34,425
                                                             ------------
                                                                  79,300
                                                             ------------
                                                               4,228,200

CONSUMER SERVICES-6.9%
ADVERTISING-0.1%
Clear Channel Communications, Inc. *                300           23,888
Ha Lo Industries, Inc. *                          2,100           47,250
                                                             ------------
                                                                  71,138

AIRLINES-0.3%
America West Airlines, Inc. *                     1,800           28,800
Mesa Airlines, Inc. *                             3,100           27,900


5



PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Northwest Airlines Corp. Cl.A *                   2,800       $  102,900
                                                             ------------
                                                                 159,600

APPAREL-0.4%
Designer Holdings, Ltd. *                         1,600           29,400
Oakley, Inc. *                                      600           20,325
Reebok International, Ltd.                        3,700          129,500
Warnaco Group, Inc.                               1,400           33,075
                                                             ------------
                                                                 212,300

BROADCASTING & CABLE-1.2%
Cablevision Systems Corp. *                       5,600          221,900
CommNet Cellular, Inc. *                          1,100           28,119
EZ Communications, Inc. *                           900           29,250
Infinity Broadcasting Corp. Cl.A*                 1,050           28,875
Millicom International Cellular, S.A. *             700           27,125
Mobilemedia Corp. *                               3,400           28,050
TCI Group, Series A *                             7,800          111,150
Valuevision International, Inc. *                 3,600           20,250
Viacom, Inc. Cl.B*                                2,680           93,800
                                                             ------------
                                                                 588,519

ENTERTAINMENT & LEISURE-0.8%
Cyrk International, Inc. *                        9,900          136,125
Heritage Media Corp. *                              700           27,737
Lodgenet Entertainment Corp. *                    2,500           30,469
Walt Disney Co.                                   3,944          219,385
                                                             ------------
                                                                 413,716

PRINTING & PUBLISHING-0.3%
New York Times Co.                                4,200          122,325

RESTAURANTS & LODGING-1.1%
Doubletree Corp. *                                  800           26,200
Host Marriott Corp. *                             8,100          106,312
Interstate Hotels Co. *                           1,200           27,300
ITT Corp. *                                       3,895          221,041
La Quinta Inns, Inc.                              5,750          104,938
Red Lion Hotels, Inc. *                           1,600           37,000
                                                             ------------
                                                                 522,791

RETAILING-GENERAL-1.8%
AutoZone, Inc. *                                  8,700          251,212
CompUSA, Inc. *                                   5,650          223,175
Consolidated Stores Corp. *                         900           29,700
Federated Department Stores, Inc. *               3,500          105,875
Fingerhut Cos., Inc.                             10,300          145,487
Nine West Group, Inc. *                           1,300           62,888
Payless Cashways, Inc. *                         25,500           98,813
                                                             ------------
                                                                 917,150

TOYS-0.2%
Hasbro, Inc.                                      2,500           89,687

MISCELLANEOUS-0.7%
Brightpoint, Inc. *                               1,300           30,875
Equifax, Inc.                                    10,000          251,250
Equity Corp. *                                    1,200           34,050
Oxford Resources Corp. *                          1,000           23,750
                                                             ------------
                                                                 339,925
                                                             ------------
                                                               3,437,151

FINANCE-5.7%
BANKING-MONEY CENTERS-0.1%
RAC Financial Group, Inc.                         1,200           31,200

BANKING-REGIONAL-0.8%
First Union Corp.                                 4,000          254,000
Wells Fargo & Co.                                   550          128,081
                                                             ------------
                                                                 382,081

BROKERAGE & MONEY MANAGEMENT-0.4%
Merrill Lynch & Co., Inc.                         3,000          181,125

INSURANCE-2.0%
General Reinsurance Corp.                           900          132,075
Life Re Corp.                                     7,000          193,375
NAC Re Corp.                                        900           31,050
Penncorp Financial Group, Inc.                    1,200           33,600


6



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TIG Holdings, Inc.                               10,000       $  277,500
Travelers Group, Inc.                             7,200          304,200
Twentieth Century Industries, Inc. *              1,600           24,000
                                                             ------------
                                                                 995,800

MORTGAGE BANKING-0.5%
Federal National Mortgage Assn.                   8,000          254,000

REAL ESTATE-0.1%
JP Realty, Inc.                                   1,200           25,350
Macerich Co.                                      1,200           25,050
Summit Properties, Inc.                           1,400           25,550
                                                             ------------
                                                                  75,950

MISCELLANEOUS-1.8%
Associates First Capital Corp.                    3,300          126,638
Dean Witter, Discover & Co.                       4,500          228,937
MBNA Corp.                                        9,000          250,875
MGIC Investment Corp.                             2,000          120,000
PMI Group, Inc.                                   3,000          142,500
Union Acceptance Corp. *                          2,600           37,700
                                                             ------------
                                                                 906,650
                                                             ------------
                                                               2,826,806

HEALTH CARE-4.0%
BIOTECHNOLOGY-1.2%
Amgen, Inc. *                                     3,000          163,875
Biogen, Inc. *                                    2,450          149,756
Geltex Pharmaceuticals, Inc. *                    1,400           17,150
Liposome Co., Inc. *                              1,600           19,300
Medimmune, Inc. *                                 1,700           23,375
Steris Corp. *                                    8,168          236,872
                                                             ------------
                                                                 610,328

DRUGS-1.1%
Merck & Co., Inc.                                 4,000          257,000
Pfizer, Inc.                                      3,600          251,550
Rotech Medical Corp. *                            1,800           31,500
                                                             ------------
                                                                 540,050

HOSPITAL SUPPLIES & SERVICES-0.6%
Baxter International, Inc.                        3,000          124,875
Buckeye Cellulose Corp. *                           900           20,700
Medtronic, Inc.                                   2,700          127,913
Respironics, Inc. *                               1,400           28,350
                                                             ------------
                                                                 301,838

MEDICAL SERVICES-1.1%
Columbia/HCA Healthcare Corp.                     5,000          256,250
Coventry Corp. *                                  3,500           43,750
Ornda Healthcorp *                                3,200           73,600
Oxford Health Plans, Inc. *                       3,300          113,850
Riscorp, Inc. *                                   1,800           19,350
Value Health, Inc. *                              1,750           27,125
                                                             ------------
                                                                 533,925

MISCELLANEOUS-0.0%
Compdent Corp. *                                    600           22,500
                                                             ------------
                                                               2,008,641

ENERGY-3.2%
OIL & GAS-3.2%
BJ Services Co. *                                 3,700          122,563
Diamond Shamrock, Inc.                            1,000           27,750
Exxon Corp.                                       5,700          468,825
Global Marine, Inc. *                             2,800           37,450
Louis Dreyfus Natural Gas Corp. *                12,200          170,800
Louisiana Land & Exploration Co.                  2,700          145,800
Mobil Corp.                                       2,900          320,087
Rowan Cos., Inc. *                                2,600           37,375
Schlumberger, Ltd.                                3,100          248,000
Sonat Offshore Drilling, Inc.                       700           34,300
                                                             ------------
                                                               1,612,950

CAPITAL GOODS-3.1%
ELECTRICAL EQUIPMENT-0.6%
General Electric Co.                              3,700          304,788


7



PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION-0.4%
United Dominion Industries, Ltd.                 10,000       $  208,750

MACHINERY-1.0%
Allied-Signal, Inc.                               4,600          270,250
Applied Graphics Technologies *                   1,900           26,600
Comverse Technology, Inc. *                       2,100           64,837
Crompton & Knowles Corp.                          2,200           33,000
Deere & Co.                                       1,400           50,050
Pentair, Inc.                                     1,200           32,400
                                                             ------------
                                                                 477,137

POLLUTION CONTROL-1.1%
United States Filter Corp. *                        800           17,300
United Waste Systems, Inc. *                        900           23,287
USA Waste Services, Inc. *                        9,900          247,500
WMX Technologies, Inc.                            9,000          266,625
                                                             ------------
                                                                 554,712
                                                             ------------
                                                               1,545,387

CONSUMER STAPLES-2.6%
COSMETICS-0.4%
Gillette Co.                                      3,040          193,420

FOOD-0.3%
Nabisco Holdings Corp.                            3,875          130,781

HOUSEHOLD PRODUCTS-0.5%
Colgate-Palmolive Co.                             2,950          231,575

RETAIL -FOOD & DRUGS-0.3%
Revco D.S., Inc. *                                7,500          170,625

TOBACCO-1.0%
Philip Morris Cos., Inc.                          4,950          517,894

MISCELLANEOUS-0.1%
ADT, Ltd. *                                       2,700           50,963
Mohawk Industries, Inc.                           1,600           28,400
                                                             ------------
                                                                  79,363
                                                             ------------
                                                               1,323,658

BASIC INDUSTRIES-2.6%
CHEMICALS-1.7%
Cytec Industries, Inc. *                          4,500          135,000
Freeport McMoran, Inc.                            8,000          287,000
Monsanto Co.                                      3,500          109,375
Olin Corp.                                        3,550          300,862
Polymer Group, Inc. *                             2,000           25,500
                                                             ------------
                                                                 857,737

CONTAINERS-0.3%
Crown Cork & Seal, Inc.                           3,000          133,500

PAPER& FOREST PRODUCTS-0.1%
Louisiana-Pacific Corp.                           2,300           46,863

METALS & MINING-0.5%
Aluminum Co. of America                           2,500          145,000
Century Aluminum Co.                              2,500           36,563
Gibraltor Steel Corp. *                           1,900           37,525
Kaiser Aluminum Corp. *                           2,300           25,300
UCAR International, Inc. *                          600           20,925
                                                             ------------
                                                                 265,313
                                                             ------------
                                                               1,303,413

CONSUMER MANUFACTURING-1.6%
APPLIANCES-0.5%
Black & Decker Corp.                              6,400          235,200

AUTO & RELATED-0.3%
Goodyear Tire & Rubber Co.                        2,750          121,687
Team Rental Group, Inc. *                           900           17,775
                                                             ------------
                                                                 139,462

BUILDING & RELATED-0.0%
Hughes Supply, Inc.                                 900           29,363

TEXTILE PRODUCTS-0.1%
Tommy Hilfiger Corp. *                              800           40,600

MISCELLANEOUS-0.7%
First Brands Corp.                               10,400          248,300
Thrifty Payless Holdings, Inc. *                  3,400           47,600
U.S. Industries, Inc. *                           3,000           67,500
                                                             ------------
                                                                 363,400
                                                             ------------
                                                                 808,025


8



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TRANSPORTATION-1.3%
RAILROADS-1.0%
Burlington Northern Santa Fe                      3,000       $  236,625
Genesee & Wyoming, Inc. *                         1,400           31,500
Hub Group, Inc. *                                 1,300           25,025
Union Pacific Corp.                               2,900          198,650
                                                             ------------
                                                                 491,800

MISCELLANEOUS-0.3%
Xtra Corp.                                        4,300          181,675
                                                             ------------
                                                                 673,475

SCIENCE & TECHNOLOGY-0.3%
AEROSPACE & DEFENSE-0.3%
Boeing Co.                                          800           70,800
United Technologies Corp.                           600           67,575
                                                             ------------
                                                                 138,375

MULTI INDUSTRY COMPANIES-0.3%
Petco Animal Supplies, Inc. *                     1,200           26,700
Whitman Corp.                                     4,400           98,450
                                                             ------------
                                                                 125,150

Total United States Investments
  (cost $20,595,573)                                          20,031,231

FOREIGN INVESTMENTS-13.2%
AUSTRALIA-0.2%
National Australia Bank, Ltd.                     9,000           81,723
  Banks

CANADA-0.4%
Canadian Pacific, Ltd.                            3,000           65,250
  Railroads
Loewen Group, Inc.                                1,600           42,900
  Miscellaneous
Magna International, Inc.                         1,560           69,420
  Auto & Related
                                                             ------------
                                                                 177,570

FINLAND-0.4%
Nokia Corp. (ADR)                                 6,200          218,550
  Telecommunications

FRANCE-1.5%
Bouygues                                          1,500          161,232
  Engineering & Construction
Business Objects, S.A. (ADR) *                    1,000           19,250
  Computer Software & Services
Eaux (cie Generale)                               1,900          195,480
  Diversified
Lafarge Coppee                                      500           29,995
  Engineering & Construction
Television Francaise                              1,500          177,145
  Broadcasting
Total, S.A. Cl.B                                  2,351          168,941
  Utility/Electric
                                                             ------------
                                                                 752,043

GERMANY-1.0%
Bayer AG                                          5,300          178,203
  Chemicals
Deutsche Bank AG                                  4,300          217,804
  Banks
Hornbach Holding AG                               1,000           68,605
  Engineering & Construction
Lufthansa AG                                        200           28,596
  Airlines
                                                             ------------
                                                                 493,208

HONG KONG-0.4%
Asia Satellite Telephone *                        4,000           11,793
  Utility/Telephone
Hong Kong and China Gas Co., Ltd.                36,000           57,026
  Utility/Electric
  warrants, expiring 9/30/97 *                    3,000              667
  Utility/Electric


9



PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Hutchison Whampoa, Ltd.                           9,000       $   53,768
  Multi-Industry
Swire Pacific                                     7,000           59,968
  Multi-Industry
                                                             ------------
                                                                 183,222

INDONESIA-0.0%
Ramayana Lestari *                                3,000            4,497
  Retailing-General

IRELAND-0.1%
Saville Systems Plc (ADR) *                       1,600           41,400
  Technology

ITALY-0.1%
Industrie Natuzzi S.p.A. (ADR)                      600           27,150
  Household Products
Istituto Nazionale delle Assicurazioni           20,000           28,683
  Insurance
Magneti Marelli                                  14,800           20,447
  Auto & Related
                                                             ------------
                                                                  76,280

JAPAN-4.9%
Canon, Inc.                                       8,000          151,375
  Technology-Misc.
Ezaki Glico Co.                                   5,000           51,988
  Food & Beverages
Fuji Bank, Ltd.                                   9,000          177,041
  Banks
Fuji Photo Film Co. (ORD)                         6,000          179,289
  Leisure Related
Hitachi, Ltd.                                    16,000          145,829
  Electrical Equipment
Honda Motor Co.                                   8,000          193,340
  Auto & Related
Ito-Yokado Co., Ltd.                              3,000          173,388
  Retailing-General
Kirin Brewery Co., Ltd.                          14,000          166,549
  Food & Beverages
Matsushita Electric Works                         3,000           31,193
  Building & Related
Matsushita Electrical Industrial Co., Ltd.        7,000          121,961
  Electrical Equipment
Nippon Express Co., Ltd.                          3,000           28,383
  Trucking & Shipping
Nomura Securities Co., Ltd.                       8,000          140,134
  Brokerage & Money Management
Sakura Bank, Ltd.                                17,000          164,020
  Banks
Seven Eleven Japan                                3,000          190,249
  Retailing-General
Taisho Pharmaceutical Co.                         4,000           86,179
  Drugs
Tokia Marine & Fire Co.                          14,000          174,418
  Insurance
Tokyo Electric Power                              6,000          152,311
  Utility/Electric
Toyota Corp.                                      6,000          145,567
  Auto & Related
                                                             ------------
                                                               2,473,214

MALAYSIA-0.3%
Berjaya Sports                                   21,000           70,679
  Diversified
Resorts World Bhd                                15,000           71,520
  Leisure Related
                                                             ------------
                                                                 142,199

NETHERLANDS-0.8%
AKZO Nobel N.V.                                   1,500          168,412
  Chemicals
Internationale Nederlanden Groep N.V. *           8,005          245,644
  Insurance
                                                             ------------
                                                                 414,056

NEW ZEALAND-0.2%
Telecom Corp. of New Zealand, Ltd.               18,000           82,665
Telecommunications

SINGAPORE-0.2%
Overseas Chinese Bank                             4,400           49,197
  Banks


10



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Singapore Press Holdings, Ltd.                    2,000       $   34,817
  Printing & Publishing
                                                             ------------
                                                                  84,014

SOUTH KOREA-0.2%
Korea Mobile Telecommunications Corp. (ADR) *     6,000          100,500
  Utility/Telephone

SPAIN-0.0%
Uralita, S.A.                                     3,000           24,848
  Engineering & Construction

SWITZERLAND-0.7%
Ciba Geigy AG                                        20           23,737
  Chemicals
Nestle, S.A.                                        200          228,347
  Food & Beverages
Sandoz AG                                           100          111,584
  Drugs
                                                             ------------
                                                                 363,668

UNITED KINGDOM-1.8%
BAT Industries Plc                               13,000          101,913
  Tobacco
British Telecommunications Plc                   22,000          124,218
  Utility/Telephone
BTR Plc                                          30,000          113,859
  Multi-Industry Companies
Cadbury Schweppes Plc                            12,000           94,727
  Food & Beverages
Glaxo Wellcome                                    4,000           55,654
  Drugs
Grand Metropolitan Plc                           21,000          141,927
  Food & Beverages
Reuters Holdings                                  5,600           58,665
  Printing, Publishing & Broadcasting
Sears Plc                                        40,000           60,041
  Retailing-General


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
Smithkline Beecham                                5,800       $   61,573
  Drugs
Tesco                                            13,700           62,331
  Machinery
Unichem                                          10,000           39,975
  Medical Products
                                                             ------------
                                                                 914,883

Total Foreign Investments
  (cost $6,541,590)                                            6,628,540

Total Common Stocks & Other Investments
  (cost $27,137,163)                                          26,659,771

LONG TERM DEBT SECURITIES-42.6%
FINANCIAL-2.8%
Ford Motor Credit Co.
  6.125%, 1/09/06                                   750          681,113
John Hancock Mutual Life Insurance Co.
  7.375%, 2/15/24 (a)                               800          740,384
                                                             ------------
                                                               1,421,497

INDUSTRIAL-4.5%
Auburn Hills Trust
  12.00%, 5/01/20                                   550          794,315
Northrop Grumman Corp.
  7.75%, 3/01/16                                    750          735,703
Time Warner, Inc.
  8.375%, 3/15/23                                   750          725,393
                                                             ------------
                                                               2,255,411

YANKEE BONDS-0.7%
St. George Bank, Ltd.
  7.15%, 10/15/05 (a)                               350          337,418

U.S. GOVERNMENT & AGENCIES-34.6%
Federal Home Loan Mortgage Corp. (TBA)
  7.00%, 9/01/11                                  1,025        1,009,625


11



PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
Federal National Mortgage Association
  6.00%, 4/01/11                                 $  397      $   374,479
  6.50%, 5/01/11                                    659          636,000
  6.50%, 6/01/11                                    740          713,868
  7.00%, 5/01/26                                  1,015          974,237
  8.50%, 12/01/25                                 1,089        1,114,515
Government National Mortgage Association
  7.50%, 1/15/26                                    814          799,747
U.S. Treasury Bonds
  6.00%, 2/15/26                                    545          478,832
  7.625%, 2/15/25                                   200          214,124
U.S. Treasury Notes
  5.75%, 8/15/03                                  2,420        2,294,087
  6.125%, 5/15/98                                 6,305        6,299,073
  6.50%, 8/15/05                                  1,450        1,423,045
  7.75%, 1/31/00                                    900          935,019
                                                              17,266,651

Total Long Term Debt Securities
  (cost $21,479,130)                                          21,280,977

SHORT-TERM DEBT SECURITIES-4.4%
Federal Home Loan Bank
  5.62%, 8/01/96
  (amortized cost $2,200,000)                     2,200        2,200,000

TOTAL INVESTMENTS-100.3%
  (cost $50,816,293)                                          50,140,748
Other assets less liabilities-(0.3%)                            (162,675)

NET ASSETS-100%                                              $49,978,073


*    Non-income producing security.

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified institutional buyers. At July 31, 1996, these securities amounted to $1,077,802 representing 2.2% of net assets.

     Glossary:
     ADR - American Depository Receipt
     ORD - Ordinary
     TBA - To be announced

     See notes to financial statements.


12



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $50,816,293)           $50,140,748
  Cash, at value (cost $97,975)                                         98,555
  Receivable for investment securities sold                          1,372,369
  Receivable for shares of beneficial interest sold                    454,144
  Interest and dividends receivable                                    377,319
  Total assets                                                      52,443,135

LIABILITIES
  Payable for investment securities purchased                        1,814,821
  Payable for shares of beneficial interest redeemed                   477,028
  Distribution fee payable                                              32,032
  Advisory fee payable                                                   3,885
  Accrued expenses                                                     137,296
  Total liabilities                                                  2,465,062

NET ASSETS                                                         $49,978,073

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                            $        30
  Additional paid-in capital                                        43,709,645
  Undistributed net investment income                                  395,373
  Accumulated net realized gain on investments and foreign
    currency transactions                                            6,564,036
  Net unrealized depreciation on investments and foreign
    currency denominated assets and liabilities                       (691,011)
                                                                   $49,978,073

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($18,328,799/
    991,749 shares of beneficial interest issued and outstanding)       $18.48
  Sales charge-4.25% of public offering price                              .82
  Maximum offering price                                                $19.30

  CLASS B SHARES
  Net asset value and offering price per share ($28,492,319/
    1,792,816 shares of beneficial interest issued and outstanding)     $15.89

  CLASS C SHARES
  Net asset value and offering price per share ($3,156,955/
    198,672 shares of beneficial interest issued and outstanding)       $15.89


See notes to financial statements.


13



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1996                       ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                             $1,132,905
  Dividends(net of foreign taxes withheld of $15,350)     513,975   $1,646,880

EXPENSES
  Advisory fee                                            396,099
  Distribution fee - Class A                               46,138
  Distribution fee - Class B                              337,604
  Distribution fee - Class C                               36,733
  Custodian                                               104,948
  Transfer agency                                          97,885
  Audit and legal                                          68,617
  Registration                                             39,143
  Printing                                                 29,450
  Trustees' fees                                           25,249
  Amortization of organization expenses                       951
  Miscellaneous                                            12,844
  Total expenses                                        1,195,661
  Less: expenses waived and assumed by adviser
    (see Note B)                                         (194,243)
  Net expenses                                                       1,001,418
  Net investment income                                                645,462

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on security transactions                         7,958,720
  Net realized loss on foreign currency transactions                    (4,384)
  Net change in unrealized appreciation of investments              (4,546,829)
  Net change in unrealized appreciation on foreign
    currency denominated assets and liabilities                         (4,609)
  Net gain on investments and foreign currency transactions          3,402,898

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $4,048,360


See notes to financial statements.


14



STATEMENTS OF CHANGES IN NET ASSETS            ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                      JULY 31,       JULY 31,
                                                        1996           1995
                                                    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $   645,462     $  803,136
  Net realized gain on investments and foreign
    currency transactions                             7,954,336      1,585,794
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                           (4,551,438)     3,225,074
  Net increase in net assets from operations          4,048,360      5,614,004

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (251,709)      (128,387)
    Class B                                            (425,006)      (351,616)
    Class C                                             (52,350)       (36,666)
  Net realized gain on investments
    Class A                                            (479,820)       (20,950)
    Class B                                          (1,296,269)      (105,192)
    Class C                                            (159,666)       (10,969)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net decrease                                       (3,771,397)   (10,129,045)
  Total decrease                                     (2,387,857)    (5,168,821)

NET ASSETS
  Beginning of year                                  52,365,930     57,534,751
  End of year (including undistributed net
    investment income of $398,806 and $482,409,
    respectively)                                   $49,978,073    $52,365,930


See notes to financial statements.


15



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1996                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Strategic Balanced Fund (the "Fund"), formerly Alliance Balanced Fund, a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Funds offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive votings rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of that exchange. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. The Board of Trustees has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Restricted securities are valued at fair value as determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 have been deferred and were amortized on a straight line basis through September, 1995.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions for the Fund, represents net foreign exchange gains and losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at July 31, 1996 are reflected as a component of unrealized depreciation on investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


16



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

7. INCOME AND EXPENSES
All income earned, and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Funds' Class B and Class C shares bear higher distribution and transfer agent fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

8. RECLASSIFICATION OF NET ASSETS
To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1996, $3,433 was reclassified from accumulated net investment income and $951 was reclassified from additional paid in capital to accumulated net realized gain on investments and foreign currency transactions.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser"), an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Investment Adviser has agreed, under the terms of the investment advisory agreement, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of average net assets, respectively, for the Class A, Class B and Class C shares. Prior to August 2, 1993, the annual expense cap for Class B Shares was 2.15%. For the year ended July 31, 1996, such reimbursement amounted to $194,243. In addition to these voluntary arrangements, the Investment Adviser will reduce its compensation, to the extent that expenses of the Fund for any fiscal year (not including any distribution expenses paid by the Fund) exceed the lowest applicable expense limitation prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million.

The Fund has a Services Agreement with Alliance Fund Services, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $56,589 for the year ended July 31, 1996.

Alliance Fund Distributors, Inc. a wholly owned subsidiary of the Adviser, (the "Distributor"), serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,204 from the sale of Class A shares and $37,022 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1996.

Brokerage commissions paid on securities transactions for the year ended July 31, 1996 amounted to $173,237, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.

Accrued expenses includes amounts owed to two of the Trustees under a deferred compensation plan of $50,847.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares. For the year ended July 31, 1996 the Fund paid a distribution fee to the Distributor of .25% of the Funds' average daily net assets attributed to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund


17



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

in the amount of $957,033 and $290,100 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $60,265,914 and $74,094,709, respectively, for the year ended July 31, 1996. There were purchases of $27,871,075 and sales of $21,017,882 of U.S. Government and government agency obligations for the year ended July 31, 1996. At July 31, 1996, the cost of securities for federal income tax purposes was $50,838,466. Accordingly, gross unrealized appreciation of investments was $1,193,098 and gross unrealized depreciation of investments was $1,890,816 resulting in net unrealized depreciation of $697,718 excluding foreign currency.

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              107,270       215,830     $ 1,979,138     $ 3,566,155
Shares issued in
  reinvestment of
  dividends and
  distributions           37,530         8,938         680,784         138,715
Shares converted
  from Class B           488,896            -0-      9,126,460              -0-
Shares redeemed         (251,216)     (208,409)     (4,690,077)     (3,417,256)
Net increase             382,480        16,359     $ 7,096,305     $   287,614

CLASS B
Shares sold              328,916       323,750     $ 5,260,317     $ 4,608,223
Shares issued in
  reinvestment of
  dividends and
  distributions           98,905        30,603       1,547,870         412,834
Shares converted to
  Class A               (566,688)           -0-     (9,126,460)             -0-
Shares redeemed         (466,102)   (1,047,251)     (7,499,239)    (14,853,928)
Net decrease            (604,969)     (692,898)    $(9,817,512)    $(9,832,871)

CLASS C
Shares sold               59,772        88,024     $   956,171     $ 1,241,321
Shares issued in
  reinvestment of
  dividends and
  distributions           11,410         3,015         178,564          40,701
Shares redeemed         (136,703)     (132,830)     (2,184,925)     (1,865,810)
Net decrease             (65,521)      (41,791)    $(1,050,190)    $  (583,788)


18



FINANCIAL HIGHLIGHTS                           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            -----------------------------------------------------------------------------
                                                                         MAY 1,1994
                                               YEAR ENDED JULY 31,           TO              YEAR ENDED APRIL 30,
                                            ------------------------      JULY 31,   ------------------------------------
                                                1996         1995         1994(C)        1994         1993         1992
                                            -----------  -----------  -------------  -----------  -----------  ----------
Net asset value, beginning of period          $17.98       $16.26       $16.46         $16.97       $17.06       $14.48

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .35(d)       .34          .07            .16          .39          .27
Net realized and unrealized gain (loss)
  on investments                                1.08         1.64         (.27)           .74          .59         2.80
Net increase (decrease) in net asset
  value from operations                         1.43         1.98         (.20)           .90          .98         3.07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.32)        (.22)          -0-          (.24)        (.42)        (.17)
Distributions from net realized gains           (.61)        (.04)          -0-         (1.17)        (.65)        (.32)
Total dividends and distributions               (.93)        (.26)          -0-         (1.41)       (1.07)        (.49)
Net asset value, end of period                $18.48       $17.98       $16.26         $16.46       $16.97       $17.06

TOTAL RETURN
Total investment return based on net
  asset value (b)                               8.05%       12.40%       (1.22)%         5.06%        5.85%       20.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $18,329      $10,952       $9,640         $9,822       $8,637       $6,843
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%        1.40%        1.40%(f)       1.40%        1.40%        1.40%
  Expenses, before waivers/reimbursements       1.76%        1.81%        1.94%(f)       1.70%        1.85%        2.05%
  Net investment income                         1.78%        2.07%        1.63%(f)       1.67%        2.29%        1.92%
Portfolio turnover rate                          173%         172%          21%           139%          98%         103%


See footnote summary on page 21.


19



FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS B
                                            -----------------------------------------------------------------------------
                                                                        MAY 1,1994
                                               YEAR ENDED JULY 31,          TO               YEAR ENDED APRIL 30,
                                            ------------------------     JULY 31,    ------------------------------------
                                                1996         1995        1994(C)        1994         1993         1992
                                            -----------  -----------  -------------  -----------  -----------  ----------
Net asset value, beginning of period          $15.56       $14.10       $14.30         $14.92       $15.51       $13.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .16(d)       .22          .03            .06          .23          .22
Net realized and unrealized gain (loss)
  on investments                                 .98         1.40         (.23)           .63          .53         2.70
Net increase (decrease) in net asset
value from operations                           1.14         1.62         (.20)           .69          .76         2.92

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.20)        (.12)          -0-          (.14)        (.25)        (.29)
Distributions from net realized gains           (.61)        (.04)          -0-         (1.17)       (1.10)       (1.08)
Total dividends and distributions               (.81)        (.16)          -0-         (1.31)       (1.35)       (1.37)
Net asset value, end of period                $15.89       $15.56       $14.10         $14.30       $14.92       $15.51

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.41%       11.63%       (1.40)%         4.29%        4.96%       20.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $28,492      $37,301      $43,578        $43,616      $36,155      $31,842
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.10%        2.10%        2.10%(f)       2.10%        2.15%        2.15%
  Expenses, before waivers/reimbursements       2.47%        2.49%        2.64%(f)       2.42%        2.56%        2.70%
  Net investment income                          .99%        1.38%         .92%(f)        .93%        1.55%        1.34%
Portfolio turnover rate                          173%         172%          21%           139%          98%         103%


See footnote summary on page 21.


20



                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS C
                                            ----------------------------------------------------
                                                                       MAY 1,1994    AUGUST 2,
                                               YEAR ENDED JULY 31,         TO         1993(E)
                                            -----------------------     JULY 31,        TO
                                                1996         1995       1994(C)    APRIL 30,1994
                                            -----------  ----------  ------------  -------------
Net asset value, beginning of period          $15.57       $14.11      $14.31        $15.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .14(d)       .16         .03           .15
Net realized and unrealized gain (loss)
  on investments                                 .99         1.46        (.23)         (.17)
Net increase (decrease) in net asset
  value from operations                         1.13         1.62        (.20)         (.02)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.20)        (.12)         -0-         (.14)
Distributions from net realized gains           (.61)        (.04)         -0-        (1.17)
Total dividends and distributions               (.81)        (.16)         -0-        (1.31)
Net asset value, end of period                $15.89       $15.57      $14.11        $14.31

TOTAL RETURN
Total investment return based on
  net asset value (b)                           7.34%       11.62%      (1.40)%         .45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,157       $4,113      $4,317        $4,289
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.10%        2.10%       2.10%(f)      2.10%(f)
  Expenses, before waivers/reimbursements       2.48%        2.50%       2.64%(f)      2.07%(f)
  Net investment income                          .99%        1.38%        .93%(f)       .69%(f)
Portfolio turnover rate                          173%         172%         21%          139%


(a)  Net of fees waived and expenses reimbursed by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  The Fund changed its fiscal year end from April 30 to July 31.

(d)  Based on average shares outstanding.

(e)  Commencement of distribution.

(f)  Annualized.

     Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became investment adviser for the Trust.


21



REPORT OF INDEPENDENT ACCOUNTANTS              ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE STRATEGIC BALANCED FUND In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Strategic Balanced Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by mangement, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
September 18, 1996

                           APPENDIX A

              DESCRIPTION OF CORPORATE BOND RATINGS

         Description of the bond ratings of Moody's Investors
Services, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

         Descriptions of the bond ratings of Standard & Poor's are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics,these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

         The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         Descriptions of the bond ratings of Fitch Investors
Service, Inc. are as follows:

         AAA-- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as stability of applicable earnings conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA-- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -
- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A-- A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB-- BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

         BB-- BB rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B-- B rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC-- CCC rated bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC-- CC rated bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C-- C rated bonds are in imminent default in payment of interest or principal.

         DDD, DD and D-- These bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating agency. Plus and minus signs, however, are not used in the "AAA" and "D" categories.

         Descriptions of the bond ratings of Duff & Phelps Credit
Rating Co. are as follows:

         AAA-- Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
















                               A-5
00250184.AR7

                      C.  OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS:

         (a)  Financial Statements:

         For financial statements which are part of this Registration Statement see "Financial Highlights" in the
Prospectuses and "Financial Statements" in the Statements of Additional Information.

         (b)  Exhibits:

         1. Agreement and Declaration of Trust (previously filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on July 8,
                1987); Amendment No. 1 to Agreement and
                Declaration of Trust (previously filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on July 8, 1987); Amendment No. 2 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

         2. By-Laws (previously filed with Post-Effective Amendment No. 1 to the Registrant's Registration Statement on April 29, 1988); Amendment to By-Laws dated October 16, 1991 (previously filed with Post-Effective Amendment No. 9 to the Registrant's Registration Statement on August 31,
                1992).

         3.     Not applicable.

         4.     Portions of the Registrant's Agreement and
                Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-
                Effective Amendment No. 11 to the Registrant's
                Registration Statement on June 28, 1993).

         5. Form of Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

         6(a). Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc., dated August 2, 1993, as amended on July 17, 1996 (previously filed with Post-Effective Amendment

                No. 21 to the Registrants Registration Statement on August 30, 1996).

         6(b).  Form of Selected Dealers Agreement between
                Alliance Fund Distributors, Inc. and selected dealers offering shares of the Registrant
                (previously filed with Post-Effective Amendment
                No. 11 to the Registrant's Registration Statement on June 28, 1993).

         6(c). Form of Selected Agents Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

         7.     Not applicable.

         8. Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 25, 1988, as amended through July 17, 1996 (previously filed with Post-Effective Amendment No. 21 to the Registrants Registration Statement on August 30, 1996).

         9(a). Transfer Agent Agreement between the Registrant and State Street Bank and Trust Company
                (previously filed with Post-Effective Amendment
                No. 17 to the Registrant's Registration Statement on August 30, 1995).

         9(b). Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company concerning (a) The Equitable Growth Fund; (b) The Equitable Balanced Fund; (c) The Equitable Government Securities Fund; and (d) The Equitable Tax Exempt Fund (previously filed with Post-Effective Amendment No. 4 to the Registrant's Registration Statement on June 29,
                1989).

         10. Opinion and Consent of Counsel (previously filed with Post-Effective Amendment No. 20 to the
                Registrant's Registration Statement on June 28,
                1996).

         11. Consent of Independent Accountants - filed herewith.

         12.    Not applicable.

         13.    Investment Letter of The Equitable Life Assurance
                Society of the United States (previously filed with Pre-Effective Amendment No. 2 to the
                Registrant's Registration Statement on October
                19, 1987).

         14.    Not applicable.

         15(a). Amended and Restated Distribution Plan applicable to the Registrant's Class A shares (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28,
                1993).

         15(b). Amended and Restated Distribution Plan applicable to the Registrant's Class B shares (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28,
                1993).

         15(c). Form of Distribution Plan applicable to the Registrant's Class C shares (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28,
                1993).

         16.    Schedule for computation of performance
                quotations (previously filed with Post-Effective
                Amendment No. 15 to the Registrant's Registration
                Statement on January 27, 1995).

         17.    Financial Data Schedule - filed herewith.

         18.    Rule 18f-3 Plan (previously filed with Post-
                Effective Amendment No. 24 to the Registrants
                Registration Statement on October 31, 1996).

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
         REGISTRANT

         As of January 17, 1997, the Registrant, The Alliance
Portfolios, believes that no person is directly or indirectly controlled by or under common control with the Registrant.

Item 26. NUMBER OF HOLDERS OF SECURITIES

         (as of January 17, 1997)

                (1)                                   (2)

                                                      NUMBER OF
                                                      RECORD
         TITLE OF CLASS                               HOLDERS

         Class A shares of
         beneficial interest of
         Alliance Growth Fund                          38,515

         Class B shares of
         beneficial interest of
         Alliance Growth Fund                         181,619

         Class C shares of
         beneficial interest of
         Alliance Growth Fund                          21,458

         Advisor Class shares of
         beneficial interest of
         Alliance Growth Fund                              99

         Class A shares of
         beneficial interest of
         Alliance Strategic
         Balanced Fund                                  1,494

         Class B shares of
         beneficial interest of
         Alliance Strategic
         Balanced Fund                                  2,735

         Class C shares of
         beneficial interest of
         Alliance Strategic
         Balanced Fund                                   321

         Advisor Class shares of
         beneficial interest of
         Alliance Strategic
         Balanced Fund                                      2

Item 27. INDEMNIFICATION

         Paragraph (n) of Section 3, Article IV of the
Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

              "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

         Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

         "Limitation of Liability

         Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

              Article VIII of the Registrant's Agreement and
              Declaration of Trust provides in relevant part:

                          ARTICLE VIII
                         Indemnification

         "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

         "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND

         OR SURETY

         Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

         The Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

         The Registrant participates in a joint directors and officers liability policy for the benefit of its Trustees and officers.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. BUSINESS AND OTHER CONNECTIONS OF ADVISER.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on

         April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 29. Principal Underwriters

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant, also acts as principal
              Underwriter or Distributor for the following investment companies:

              ACM Institutional Reserves, Inc.
              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Developing Markets Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Growth and Income Fund, Inc.
              Alliance Income Builder Fund, Inc.
              Alliance International Fund
              Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income Trust,
              Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance World Income Trust, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              Fiduciary Management Associates
              The Alliance Fund, Inc.

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the

              Americas, New York, New York, 10105. Except as noted, such Directors and Officers hold no offices with the Registrant

                                               Positions and
                       Position and Offices    Offices
Name                   with Underwriter        with Registrant

Michael J. Laughlin    Chairman

Robert L. Errico       President

Edmund P. Bergan,      Senior Vice President,  Clerk
  Jr.                    Secretary & General
                         Counsel

James S. Comforti      Senior Vice President

James L. Cronin        Senior Vice President

Daniel J. Dart         Senior Vice President

Richard A. Davies      Senior Vice President,
                         Managing Director

Byron M. Davis         Senior Vice President

Anne S. Drennan        Senior Vice President
                         & Treasurer

Kimberly A. Gardner    Senior Vice President

Geoffrey L. Hyde       Senior Vice President

Robert H. Joseph, Jr.  Senior Vice President
                         and Chief Financial
                         Officer

Richard E. Khaleel     Senior Vice President

Barbara J. Krumsiek    Senior Vice President   Vice President-
                                               Marketing

Stephen R. Laut        Senior Vice President

Daniel D. McGinley     Senior Vice President

Dusty W. Paschall      Senior Vice President

Antonios G.            Senior Vice President
  Poleondakis

Richard K. Sacculo     Senior Vice President

Gregory K.             Senior Vice President

  Shannahan

Joseph F. Sumanski     Senior Vice President

Peter J. Szabo         Senior Vice President

Nicholas K. Willett    Senior Vice President

Richard A. Winge       Senior Vice President

Jamie A. Atkinson      Vice President

Warren W. Babcock III  Vice President

Benji A. Baer          Vice President

Kenneth F. Barkoff     Vice President

Casimir F. Bolanowski  Vice President

Beth Cahill            Vice President

Kevin T. Cannon        Vice President

William W. Collins,    Vice President
  Jr.

Leo H. Cook            Vice President

Richard W. Dabney      Vice President

John F. Dolan          Vice President

Mark J. Dunbar         Vice President

Sohaila S. Farsheed    Vice President

Leon M. Fern           Vice President

Linda A. Finnerty      Vice President

William C. Fisher      Vice President

Gerard J. Friscia      Vice President
                         and Controller

Andrew L. Gangolf      Vice President and      Assistant Clerk
                         Assistant General
                         Counsel

Mark D. Gersten        Vice President          Treasurer and
                                               Chief Financial
                                               Officer
Joseph W. Gibson       Vice President

Alan Halfenger         Vice President

William B. Hanigan     Vice President

Daniel M. Hazard       Vice President

George R. Hrabovsky    Vice President

Valerie J. Hugo        Vice President

Thomas K. Intoccia     Vice President

Larry P. Johns         Vice President

Richard D. Keppler     Vice President

Sheila F. Lamb         Vice President

Donna M. Lamback       Vice President

Thomas Leavitt, III    Vice President

James M. Liptrot       Vice President

James P. Luisi         Vice President

Christopher J.         Vice President
  MacDonald

Michael F. Mahoney     Vice President

Lori E. Master         Vice President

Shawn P. McClain       Vice President

Maura A. McGrath       Vice President

Matthew P. Mintzer     Vice President

Joanna D. Murray       Vice President

Jeanette M. Nardella   Vice President

Nicole M.              Vice President
  Nolan-Koester

Daniel J. Phillips     Vice President

Robert T. Pigozzi      Vice President

James J. Posch         Vice President

Robert E. Powers       Vice President

Domenick Pugliese      Vice President and
                         Associate General
                         Counsel

Bruce W. Reitz         Vice President

Dennis A. Sanford      Vice President

Karen C. Satterberg    Vice President

Raymond S. Sclafani    Vice President

Richard J. Sidell      Vice President

Joseph T. Tocyloski    Vice President

Emilie D. Wrapp        Vice President and
                         Special Counsel

Maria L. Carreras      Assistant Vice President

John W. Cronin         Assistant Vice President

Faith C. Dunn          Assistant Vice President

John C. Endahl         Assistant Vice President

Duff C. Ferguson       Assistant Vice President

Brian S. Hanigan       Assistant Vice President

James J. Hill          Assistant Vice President

Edward W. Kelly        Assistant Vice President

Nicholas J. Lapi       Assistant Vice President

Patrick Look           Assistant Vice President
                         and Assistant Treasurer

Thomas F. Monnerat     Assistant Vice President

Carol H. Rappa         Assistant Vice President

Lisa Robinson-Cronin   Assistant Vice President

Clara Sierra           Assistant Vice President

Martha Volcker         Assistant Vice President

Wesley S. Williams     Assistant Vice President

Mark R. Manley         Assistant Secretary


         (c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31. MANAGEMENT SERVICES.

         Not applicable.

ITEM 32. UNDERTAKINGS.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                      ********************

                             NOTICE

         A copy of the Agreement and Declaration of Trust of The Alliance Portfolios (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                          EXHIBIT INDEX

Exhibit
   No.                  Description

6(a).                   Distribution Services Agreement dated
                        August 2, 1993, as amended on July 17,
                        1996.

11.                     Consent of Independent Accountants

27.                     Financial Data Schedule









































                               18
00250184.AR7

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 31st day of January, 1997.

                             THE ALLIANCE PORTFOLIOS

                             by   /s/ John D. Carifa
                                      John D. Carifa
                                  Chairman and President

         Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

    Signature                Title              Date

1)  Principal
    Executive Officer

    /s/ John D. Carifa       Chairman       January 31, 1997
        John D. Carifa       and President

2)  Principal Financial
    and Accounting Officer

    /s/ Mark D. Gersten      Treasurer      January 31, 1997
        Mark D. Gersten      and Chief
                             Financial Officer

    All of the Trustees

    Ruth Block
    John D. Carifa
    Richard W. Couper
    William H. Foulk
    Brenton W. Harries
    Donald J. Robinson

    by /s/ Edmund P. Bergan, Jr.            January 31, 1997
          (Attorney-in-fact)
         Edmund P. Bergan, Jr.


00250184.AR7